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CD&A TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

AT HOME GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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DEAR FELLOW STOCKHOLDERS OF AT HOME GROUP INC.:

I am pleased to write you in my role as At Home Group Inc.'s independent Lead Director. On behalf of the Board of Directors, we appreciate the opportunity to serve At Home's stockholders.

We are a diverse and substantially independent Board that is highly qualified with a range of expertise, skill and experience that supports At Home's strategy and helps position it for long-term success. Our priority continues to be active engagement with management to guide the development and execution of At Home's long-term strategy and overseeing prudent risk management. We take a disciplined, hands-on approach to discharging our duties to you by critically challenging business assumptions, offering alternative points of view and assessing and overseeing key decisions from a stockholder perspective. We also recognize our responsibility to promote At Home's core culture, ethics and values among its employees, customers, business partners and other stakeholders.

Board's Oversight of Response to COVID-19 in Fiscal 2021

The recent global outbreak of COVID-19 has created significant disruption in the global economy. We have prioritized the health and safety of our employees, customers and communities during this challenging time, while taking important steps to preserve liquidity. We implemented some difficult decisions beginning in March 2020, including temporary store closures, a reduction in force, employee furloughs at stores and our home office, tiered salary cuts, and lowered marketing spending and other operating costs in response to the situation. To enhance liquidity, we significantly cut our capital expenditures, including suspension or delay of new store openings, store remodels and consulting projects, implemented critical inventory management, and are exploring additional sources of financing beyond our proactive borrowings under our ABL facility. The management team also accelerated our omnichannel capabilities including buy-online-pickup-in-store, curbside pickup and home delivery from select store locations, and more recently led our store reopening plan with appropriate health and safety protocols, all reflecting the company's nimble culture.

Responsiveness to 2019 Say-on-Pay Vote

Engagement with you, our stockholders, is an important part of our commitment to representing you and increasing stockholder value over the long-term. Due to the low support for At Home's say-on-pay proposal at the 2019 annual meeting of stockholders, we guided the implementation of a targeted stockholder outreach program in fall 2019 to engage in a dialogue on At Home's executive compensation program. We reached out to stockholders owning over 66% of At Home's outstanding common stock and, ultimately, I, together with certain members of management, met with all responsive stockholders, which represented ownership of over 46% of At Home's outstanding common stock as of June 30, 2019. In addition, from the June 2019 annual meeting of stockholders to the initial fiscal 2021 compensation determinations for the named executive officers in March 2020, the Compensation Committee met ten times, substantially all including its independent compensation consultant.

As a direct result of our targeted stockholder outreach and the efforts of the Compensation Committee, we began to expedite the shift of the Company's compensation structure from a private-equity sponsor model to a mature public company model in fiscal 2020 and 2021. However, before the Compensation Committee finalized the fiscal 2021 compensation program and established target annual compensation for our named executive officers, the COVID-19 pandemic began to significantly impact the U.S. economy and our operations. As part of the Board's decision to operate the Company to preserve liquidity given the uncertain economic environment, as well as the adverse impacts on the general employee population and stockholders, the Compensation Committee determined to delay the implementation of the planned changes to the compensation program and to re-evaluate target annual compensation for our named executive officers.

I want to highlight certain changes the Compensation Committee has implemented since the 2019 annual meeting, including due to the impact of the COVID-19 pandemic, as well as material changes that were planned prior to current events that may be implemented in the future.

  •
  Cancellation of multi-year option grant to CEO. In June 2018, Mr. Bird was awarded nonqualified stock options with an aggregate grant date fair value of $41.5 million. In September 2019, at Mr. Bird's request and as agreed to by the Compensation Committee, At Home cancelled this grant for no consideration.

  •
  Material changes to fiscal 2021 compensation program planned prior to COVID-19.

  –
  CEO pay mix. The Compensation Committee committed to aligning Mr. Bird's compensation program with the other named executive officers, including participation in the same bonus plan and annual equity award program, as well as the same performance goals and equity components. This commitment has not changed due to COVID-19.

  –
  Reduction of benchmarking ranges for target annual compensation of named executive officers. The Compensation Committee also determined to reduce the benchmarking ranges used as an important factor in establishing target annual compensation.

  –
  Executive bonus plan—performance metrics. Reflecting stockholder feedback, improving alignment with our stockholders and near-term operating goals, and considering peer group data, the Compensation Committee had intended fiscal 2021 annual bonuses for executive officers to be subject to the achievement of two new performance metrics, equally weighted: total sales growth and adjusted operating income.

  –
  Annual equity award program—equity mix and performance metrics. Reflecting stockholder feedback, improving alignment with our stockholders and long-term operating goals, and considering peer group data, the Compensation Committee intended to increase the program's emphasis on at risk and performance-based compensation through a mix of performance stock units, restricted stock units and stock options and to improve performance goal alignment with strategic priorities and overall long-term profitability.

  •
  Current fiscal 2021 compensation program.

  –
  Reduction in named executive officer base salaries. Mr. Bird elected to forgo 100% of his salary for the duration of our home office employee furlough and to redirect a portion of his base salary for fiscal 2021 to the Company's charitable foundation used to provide emergency financial assistance to our employees. In addition, the base salaries of our named executive officers were temporarily reduced by 30%.

  –
  Establishment of executive bonus plan delayed due to COVID-19 pandemic. The Compensation Committee is reevaluating the executive bonus program for fiscal 2021 due to the impact of the COVID-19 pandemic.

  –
  Annual equity program—no awards to date. The Compensation Committee determined to maintain flexibility and defer a decision regarding the timing and structure of annual equity awards.

Enhanced Proxy Disclosures, Including Addressing Critical Stakeholder Matters

We also recognize that there are additional critical matters that are important to you and other stakeholders, and we take our corporate responsibility seriously. In the accompanying proxy statement, we have provided enhanced disclosures around important issues such as risk oversight, human capital management, corporate culture, succession planning, diversity and sustainability. While taking critical steps to address the current challenges facing At Home, our stockholders and our employees, we remain focused on our long-term strategy.

On behalf of your Board of Directors, we kindly request your support for our voting recommendations and we thank you for your continued investment in At Home.

Larry D. Stone Independent Lead Director and Compensation Committee Chair

May 22, 2020

TO THE STOCKHOLDERS OF AT HOME GROUP INC.:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of At Home Group Inc., on Friday, June 26, 2020, at 10:00 a.m. (Central Time) at our headquarters.

At the Annual Meeting, you will be asked to:

1	elect three Class I directors named in the accompanying proxy statement to the Board of Directors, with each director to hold office until the 2023 annual meeting of stockholders, or until such director's successor is duly elected and qualified, subject to earlier resignation, retirement or other termination of service

2	approve (on an advisory basis) the compensation of our named executive officers

3	ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 30, 2021

&	transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

In addition, management will report on the progress of our business and respond to comments and questions of general interest to our stockholders. It is important that you vote whether or not you plan to attend the Annual Meeting.

At Home is the leading home décor superstore based on the number of our locations and our large format stores that we believe dedicate more space per store to home décor than any other player in the industry. We are focused on providing the broadest assortment of products for any room, in any style, for any budget. We utilize our space advantage to out-assort our competition, offering over 50,000 SKUs throughout our stores. Our differentiated merchandising strategy allows us to identify on-trend products and then value engineer those products to provide desirable aesthetics at attractive price points for our customers. Over 70% of our products are unbranded, private label or specifically designed for us. We believe that our broad and comprehensive offering and compelling value proposition combine to create a leading destination for home décor with the opportunity to continue taking market share in a highly fragmented and growing industry.

Fiscal 2020 was a challenging year for our company as we faced a number of external and internal headwinds, including a compressed holiday season, adverse weather in the first half of the year, and the unfavorable impact of tariffs on our sales and margins. However, we took decisive action during the year to correct course and we have already begun rolling out exciting initiatives that, in spite of the unchartered waters encountered in fiscal 2021, we believe will continue to position us for long-term growth.

We thank you for your continued support and interest in At Home Group Inc.

Sincerely, Lewis L. Bird III Chairman of the Board and Chief Executive Officer

May 22, 2020

1600 East Plano Parkway
Plano, Texas 75074

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 26, 2020

WHEN	WHERE	RECORD DATE

Friday, June 26, 2020 10:00 a.m. (Central Time)	1600 East Plano Parkway Plano, Texas 75074	Stockholders of record at the close of business on May 21, 2020 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of At Home Group Inc., for the following purposes:

Proposal
1	To elect three Class I directors named in the accompanying proxy statement to the Board of Directors, with each director to hold office until the 2023 annual meeting of stockholders, or until such director's successor is duly elected and qualified, subject to earlier resignation, retirement or other termination of service.

2	To approve (on an advisory basis) the compensation of our named executive officers.

3	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 30, 2021.

&	To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS VERY IMPORTANT.

Please carefully read the accompanying proxy statement. Even if you plan to attend the Annual Meeting, please promptly vote by following the instructions in the proxy card or voting instruction form.

We intend to mail to our stockholders of record this notice of Annual Meeting, the accompanying proxy statement, proxy card and our fiscal 2020 annual report on or about May 29, 2020.

We intend to hold the Annual Meeting in person. However, we are actively monitoring developments related to the novel coronavirus (COVID-19), and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, we may announce alternative arrangements for the meeting, which may include holding the meeting virtually solely by means of remote communication. If we determine to hold the Annual Meeting in this manner, we will announce the decision in advance, and will provide details on how to participate at investor.athome.com. We encourage you to check our website prior to the Annual Meeting if you are planning to attend.

By Order of the Board of Directors, Mary Jane Broussard General Counsel and Corporate Secretary Interim Chief Human Resources Officer

Plano, Texas
May 22, 2020

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held June 26, 2020
The Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement, and the fiscal 2020 Annual Report are available at www.proxyvote.com.

i	PROXY SUMMARY

1	PROXY STATEMENT

2	PROPOSAL 1—ELECTION OF CLASS I DIRECTORS

4	BOARD MATTERS

4	Directors as of Record Date

4	Specific Qualifications, Skills and Experience of Continuing Directors

6	Director Background and Qualifications

11	Board Substantially Composed of Independent Directors

12	The Board of Directors

15	Committees of the Board

17	Corporate Governance

22	Director Compensation

24	EXECUTIVE OFFICERS

27	COMPENSATION DISCUSSION AND ANALYSIS

27	Executive Summary

35	Key Features and Purposes of Fiscal 2020 Compensation Elements

36	Advisors Utilized in Determination of Executive Compensation

37	Fiscal 2020 Compensation Program and Determinations

42	Other Equity-Related Policies

43	Tax and Accounting Implications

45	COMPENSATION COMMITTEE REPORT

46	NAMED EXECUTIVE OFFICER COMPENSATION TABLES

46	Summary Compensation Table for Fiscal 2020, 2019 and 2018

47	Grants of Plan-Based Awards in Fiscal 2020

48	Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

51	Outstanding Equity Awards at January 25, 2020

53	Option Exercises and Stock Vested in Fiscal 2020

54	Potential Payments Upon Termination or Change in Control as of January 25, 2020

61	CEO Pay Ratio

62	PROPOSAL 2—ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

64	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

68	CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

70	PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

71	AUDIT COMMITTEE MATTERS

71	Pre-Approval Policies and Procedures

72	Ernst & Young's Fees and Services

73	REPORT OF THE AUDIT COMMITTEE

74	ADDITIONAL INFORMATION

74	Questions and Answers About the Proxy Materials and the Annual Meeting

80	Securities Authorized for Issuance under Equity Compensation Plans

80	Delinquent Section 16(a) Reports

80	Presentation of Stockholder Proposals and Nominations at 2021 Annual Meeting

81	Access to Reports and Other Information

81	Forward-Looking Statements

82	List of Company Stockholders

82	Availability of Fiscal 2020 Annual Report to Stockholders

INDEX OF FREQUENTLY REQUESTED INFORMATION

72	Auditor Fees	6	Director Biographies	33	Pay for Performance

12	Board Leadership	11	Director Independence	13	Risk Oversight

61	CEO Pay Ratio	4	Director Qualifications	30	Stockholder Outreach

19	Clawback Policy	24	Executive Officers	80	2021 Stockholder Proposals

16	Compensation Consultant	75	How to Vote	42	Stock Ownership Requirements

22	Director Compensation	40	Long-Term Incentives	18	Succession Planning

PROXY SUMMARY

This proxy summary highlights information contained elsewhere in this Proxy Statement. You should read the entire proxy statement before voting. For more complete information regarding the performance of At Home Group Inc. ("At Home") for the fiscal year ended January 25, 2020 ("fiscal 2020"), you should review At Home's annual report on Form 10-K for fiscal 2020.

ABOUT THE ANNUAL MEETING  (see pages 74-79)

WHEN	June 26, 2020 10:00 a.m. (Central Time)

WHERE	1600 East Plano Parkway Plano, Texas 75074

RECORD DATE	May 21, 2020

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, we urge you to carefully review the proxy materials for the Annual Meeting and follow the instructions below to cast your vote on all of the proposals. Even if you plan to attend the Annual Meeting in person, please vote promptly by following the instructions on your proxy card or voting instruction form.

In the event it is not possible or advisable to hold the Annual Meeting in person due to COVID-19 concerns, we may announce alternative arrangements for the meeting and provide the details on how to participate at investor.athome.com. We encourage you to check our website prior to the Annual Meeting if you are planning to attend.

Proposal		Board Recommendation	Required Vote	More Information
1	Election of Class I Directors	FOR each nominee	Plurality of the votes cast that are entitled to vote*	Page 2

2	Advisory Vote on Named Executive Officer Compensation ("Say-on-Pay")	FOR	Majority of the voting power present that are entitled to vote	Page 62

3	Ratification of the Appointment of the Independent Registered Public Accounting Firm	FOR	Majority of the voting power present that are entitled to vote	Page 70

*
Notwithstanding that directors will be elected by a plurality of votes cast at the Annual Meeting, if any nominee for director receives a greater number of votes "withheld" than "for" his or her election, our majority voting policy requires such director to promptly tender his or her resignation. The Board, upon recommendation of the Nominating and Corporate Governance Committee, will determine whether to accept such resignation offer.

BY INTERNET	Visit the website listed on your proxy card or voting instruction form.

BY TELEPHONE	Call the telephone number listed on your proxy card or voting instruction form.

BY MAIL	Sign, date and return your proxy card or voting instruction form in the enclosed envelope.

We intend to mail to our stockholders of record the Notice of Annual Meeting of Stockholders, this Proxy Statement, a proxy card and our fiscal 2020 annual report on or about May 29, 2020.

AT HOME GROUP INC. 2020 PROXY STATEMENT	i

PROXY SUMMARY

ABOUT AT HOME

At Home is the leading home décor superstore based on the number of our locations and our large format stores that we believe dedicate more space per store to home décor than any other player in the industry. We are focused on providing the broadest assortment of products for any room, in any style, for any budget. We utilize our space advantage to out-assort our competition, offering over 50,000 SKUs throughout our stores. Our differentiated merchandising strategy allows us to identify on-trend products and then value engineer those products to provide desirable aesthetics at attractive price points for our customers. Over 70% of our products are unbranded, private label or specifically designed for us. We believe that our broad and comprehensive offering and compelling value proposition combine to create a leading destination for home décor with the opportunity to continue taking market share in a highly fragmented and growing industry.

As of May 21, 2020, our store base was comprised of 219 stores across 40 states, averaging approximately 105,000 square feet per store. We utilize a flexible and disciplined real estate strategy that allows us to successfully open and operate stores from 75,000 to 165,000 square feet across a wide range of formats and markets. As noted below, in fiscal 2021, we rapidly accelerated our omnichannel capabilities and now offer buy-online-pickup-in-store, curbside pickup and home delivery from select store locations.

At Home has been listed on the New York Stock Exchange since its initial public offering ("IPO") in August 2016.

COMPANY PERFORMANCE

Fiscal 2020 was a challenging year for our company as we faced a number of external and internal headwinds, including a compressed holiday season, adverse weather in the first half of the year, and the unfavorable impact of tariffs on our sales and margins. However, we took decisive action during the year to correct course and we have already begun rolling out exciting initiatives that, in spite of the unchartered waters encountered in fiscal 2021, will continue to position us for long-term growth.

The recent global outbreak of COVID-19 has created significant disruption in the global economy. We have prioritized the health and safety of our employees, customers and communities during this challenging time, while taking important steps to preserve liquidity. We implemented some difficult decisions beginning in March 2020, including temporary store closures, a reduction in force, employee furloughs at stores and our home office, tiered salary cuts, and lowered marketing spending and other operating costs in response to the situation. To enhance liquidity, we significantly cut our capital expenditures, including suspension or delay of new store openings, store remodels and consulting projects, implemented critical inventory management, and are exploring additional sources of financing beyond our proactive borrowings under our ABL facility. The management team also accelerated our omnichannel capabilities including buy-online-pickup-in-store, curbside pickup and home delivery from select store locations, and more recently led our store reopening plan with appropriate health and safety protocols, all reflecting the company's nimble culture.

EXECUTIVE COMPENSATION HIGHLIGHTS  (see pages 27-61)

Say-on-Pay—Significant Engagement and Responsiveness

At Home was an emerging growth company until January 26, 2019, the end of fiscal 2019. Therefore, the 2019 annual meeting of stockholders included our first Say-on-Pay proposal. At the 2019 annual meeting, 49.6% of votes cast (excluding abstentions and broker non-votes) voted for the advisory approval of the fiscal 2019 compensation of our

AT HOME GROUP INC. 2020 PROXY STATEMENT	ii

PROXY SUMMARY

named executive officers. The Compensation Committee determined it was necessary to hear directly from stockholders regarding underlying concerns and to consider significant action in response to the Say-on-Pay failure.

An Engaged, Fully Independent Compensation Committee and Significant Consultation with its Independent Compensation Consultant.	Between the 2019 annual meeting and the initial fiscal 2021 compensation determinations for our named executive officers in March 2020, the Compensation Committee met ten times, substantially all including its independent compensation consultant.

Meaningful Stockholder Outreach Focused on Key Compensation Matters, Led by the Independent Lead Director and Chair of the Independent Compensation Committee.	Mr. Stone led a significant engagement effort to solicit feedback from stockholders on our executive compensation program. In fall 2019, we reached out to 22 of our top 30 stockholders as of such date, representing over 66% of our outstanding common stock (based on holdings as of June 30, 2019). Thereafter, Mr. Stone, our independent Lead Director and chairman of the Compensation Committee, together with certain members of management, met with all responsive stockholders, representing nine stockholders and ownership of over 46% of our outstanding common stock. At the direction of the Board to encourage an open dialogue, Mr. Bird did not participate in the stockholder outreach process.

Evaluation and Responsiveness to Stockholder Feedback—Intent to Expedite Shift of Compensation Structure Away from Private-Equity Sponsor Model to Mature Public Company Model.	As a direct result of the targeted stockholder outreach and the efforts of the Compensation Committee, the Compensation Committee began to expedite the shift of the Company's compensation structure from a private-equity sponsor model to a mature public company model in fiscal 2020 and 2021. However, before the Compensation Committee finalized the fiscal 2021 compensation program and established target annual compensation for our named executive officers, the COVID-19 pandemic began to significantly impact the U.S. economy and our operations. As part of the Board's decision to operate the Company to preserve liquidity given the uncertain economic environment, as well as the adverse impacts on the general employee population and stockholders, the Compensation Committee determined to delay the implementation of the planned changes to the compensation program and to re-evaluate target annual compensation for our named executive officers.

AT HOME GROUP INC. 2020 PROXY STATEMENT	iii

PROXY SUMMARY

What We Heard	What We Did
Our stockholders disfavor significant, one-time equity grants	Cancelled the CEO Special Option Grant (defined below) at Mr. Bird's request in September 2019 for no consideration

Compensation Committee commitment to align Mr. Bird's compensation program with the other named executive officers, including participation in the same bonus plan and annual equity award program, as well as the same performance goals and equity components

Some stockholders expressed concern regarding our pay philosophy to benchmark long-term incentives near the 75th percentile of the market	Compensation Committee determination to reduce benchmarking ranges, including for long-term incentives

Our stockholders prefer a mix of metrics focused on top-line growth and profitably; feedback on preferred metrics varied, but many of our stockholders support total sales growth	Fiscal 2021 annual bonuses were to be subject to the achievement of two new performance metrics, equally weighted: total sales growth and adjusted operating income, but the Compensation Committee is reevaluating the executive bonus program for fiscal 2021 due to the impact of the COVID-19 pandemic

Our stockholders support moving away from stock options due to market volatility and prefer that a reasonable portion of long-term equity awards be tied to performance-based outcomes, recognizing the need also to utilize time-based awards to support retention	Reflecting stockholder feedback, improving alignment with our stockholders and long-term operating goals, and considering peer group data, the Compensation Committee intended to increase the program's emphasis on at risk and performance-based compensation through a mix of performance stock units, restricted stock units and stock options

Our stockholders want to improve the linkage between long-term equity awards and strategic priorities and overall long-term profitability	The Compensation Committee also intended to improve performance goal alignment with strategic priorities and overall long-term profitability but determined to maintain flexibility and defer a decision regarding the timing and structure of annual equity awards due to the impact of the COVID-19 pandemic

AT HOME GROUP INC. 2020 PROXY STATEMENT	iv

PROXY SUMMARY

CEO Compensation—Fiscal 2020

Reasonable Target Annual Compensation.	Mr. Bird's target annual compensation was $2,189,445, which consisted solely of base salary, a target cash bonus and limited perquisites. Due to the CEO Special Option Grant in fiscal 2019, the Compensation Committee determined that Mr. Bird would not receive the annual equity award granted to other named executive officers in March 2019 or the special retention award granted to other named executive officers in September 2019.

Lower Earned Annual Compensation Due to No Earned Performance Bonus.	No bonuses were earned under the fiscal 2020 Management Bonus Plan. Therefore, Mr. Bird's actual total compensation for fiscal 2020, as reported in the Summary Compensation Table, was as follows:

Base Salary	Bonus	Equity Awards	Other Compensation (perquisites and other benefits)	Total
$969,231	$0	N/A	$39,445	$1,008,676

Cancellation of Multi-Year Option Granted in Fiscal 2019.	Mr. Bird's fiscal 2019 award of nonqualified stock options had an exercise price of $38.35 per share and an aggregate grant date fair value of $41.5 million. The stock options were vested immediately on the grant date, subject to certain transfer restrictions on the shares received (the "CEO Special Option Grant"). Following the low support for Say-on-Pay at our 2019 annual meeting, in September 2019, at Mr. Bird's request and as agreed to by the Compensation Committee, the Company cancelled the CEO Special Option Grant. Mr. Bird received no consideration in connection with the cancellation.

Named Executive Officer Compensation—Fiscal 2021

Reduction in named executive officer base salaries.	Mr. Bird elected to forgo 100% of his salary for the duration of our home office employee furlough and to redirect a portion of his base salary for fiscal 2021 to the Company's charitable foundation used to provide emergency financial assistance to our employees. In addition, the base salaries of our named executive officers were temporarily reduced by 30%.

Establishment of executive bonus plan delayed due to COVID-19 pandemic.	Reflecting stockholder feedback, improving alignment with our stockholders and near-term operating goals, and considering peer group data, the Compensation Committee had intended fiscal 2021 annual bonuses for executive officers to be subject to the achievement of two new performance metrics, equally weighted: total sales growth and adjusted operating income. However, due to the impact of the COVID-19 pandemic, the Compensation Committee is reevaluating the executive bonus program for fiscal 2021.

Annual equity program—no awards to date.	The Compensation Committee determined to maintain flexibility and defer a decision regarding the timing and structure of annual equity awards.

AT HOME GROUP INC. 2020 PROXY STATEMENT	v

PROXY SUMMARY

Compensation Committee Implementation of Improved Compensation Governance

What We Do
Annually determine peer group and utilize peer group benchmarking (all NEOs) and survey data (NEOs, except CEO and CFO)
Fully independent Compensation Committee, with active engagement of independent compensation consultant
Pay-for-performance bonus plan using performance goals and fixed caps
Annual equity award program, including significant pay-for-performance components
Robust stock ownership guidelines for executive officers
Executive compensation clawback policy
Compensation Committee oversight to confirm no undue risk in compensation programs of At Home
Annual stockholder Say-on-Pay vote

What We Don't Do
No guaranteed bonuses, excluding limited new hire inducement
Limited use of perquisites
No defined benefit, supplemental executive retirement or nonqualified deferred compensation plans
No tax gross-ups, except for limited new hire inducement and for annual wellness exam
Strict prohibition on hedging and pledging by directors and executive officers

AT HOME GROUP INC. 2020 PROXY STATEMENT	vi

PROXY SUMMARY

DIVERSE BOARD WITH SIGNIFICANT EXPERIENCE AND EXPERTISE, AND CONTINUING BOARD REFRESHMENT  (see pages 4-5)

We believe that our continuing directors as a group have an appropriate mix of qualifications, attributes, skills and experience.

AT HOME GROUP INC. 2020 PROXY STATEMENT	vii

PROXY SUMMARY

RE-NOMINATION OF THREE HIGHLY QUALIFIED CLASS I DIRECTORS  (see pages 6-7)

The Board has re-nominated the three current Class I directors listed below, each for three-year terms, to be elected at the Annual Meeting and to hold office until the 2023 annual meeting of stockholders, or until such director's successor is duly elected and qualified, subject to earlier resignation, retirement or other termination of service.

Name	Age	Director Since	Independent	Primary or Most Recent Occupation	Committee Memberships
Lewis L. Bird III	56	2012		Chairman of the Board and Chief Executive Officer of At Home	• None

Elisabeth B. Charles	56	2016		Former Chief Marketing Officer for Rodan + Fields	• Compensation

Joanne C. Crevoiserat	56	2019		Chief Financial Officer of Tapestry, Inc.	• Audit

BALANCED CORPORATE GOVERNANCE APPROACH, WITH INDEPENDENT DIRECTOR LEADERSHIP ( see pages 11-18)

Independence	Best Practices

•

8 of 10 continuing directors are independent

•

Independent Lead Director with significant responsibilities

•

Fully independent Audit, Compensation and Nominating and Corporate Governance Committees

•

Regular executive sessions of independent directors

•

Committees authorized to hire advisors independent of management

•

Board gender diversity (4 of 10 continuing directors are female)

•

Detailed strategy and risk oversight by Board and committees

•

No director overboarding

•

Management and director succession planning

•

Significant director refreshment since IPO, leading to average director tenure of 3.5 years

•

Strict prohibition on hedging and pledging by directors and executive officers

Accountability	Stockholder Rights

•

Majority voting policy with rejectable resignation

•

Comprehensive annual Board and committee evaluations

•

Annual appointment of Chairman and Lead Director by independent directors

•

Executive compensation clawback policy

• No poison pill or dual class shares • One share, one vote

AT HOME GROUP INC. 2020 PROXY STATEMENT	viii

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2020

We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the "Board") of At Home Group Inc., a Delaware corporation, of proxies to be voted at our 2020 Annual Meeting of Stockholders and at any adjournment or postponement of such meeting (the "Annual Meeting").

WHEN	WHERE

Friday, June 26, 2020 10:00 a.m. (Central Time)	1600 East Plano Parkway Plano, Texas 75074

Unless the context otherwise requires, all references in this Proxy Statement to "At Home", "Company", "we", "us", and "our" refer to At Home Group Inc. and its subsidiaries.

At the Annual Meeting, you will consider and vote upon:

Proposal
1	The election of three Class I directors named in this Proxy Statement to the Board, with each director to hold office until the 2023 annual meeting of stockholders, or until such director's successor is duly elected and qualified, subject to earlier resignation, retirement or other termination of service.

2	The approval (on an advisory basis) of the compensation of our named executive officers.

3	The ratification of the appointment of Ernst & Young LLP ("Ernst & Young") as our independent registered public accounting firm for the fiscal year ending January 30, 2021.

We are not aware of any other matters that will be brought before the stockholders for a vote at the Annual Meeting. If any other matter is appropriately brought before the Annual Meeting, the persons named in the proxy card will have discretionary authority to vote as the Board recommends or, if the Board gives no recommendation, according to their best judgment, to the extent permitted by applicable law.

Our mailing address and principal executive office	Our website
1600 East Plano Parkway Plano, Texas 75074	www.athome.com

References to website addresses in this Proxy Statement are not intended to function as hyperlinks and, except as specified herein, the information contained on, or that can be accessed through, such websites is not part of this Proxy Statement.

We intend to hold the Annual Meeting in person. However, we are actively monitoring developments related to the novel coronavirus (COVID-19), and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, we may announce alternative arrangements for the meeting, which may include holding the meeting virtually solely by means of remote communication. If we determine to hold the Annual Meeting in this manner, we will announce the decision in advance, and will provide details on how to participate at investor.athome.com. We encourage you to check our website prior to the Annual Meeting if you are planning to attend in person.

AT HOME GROUP INC. 2020 PROXY STATEMENT	1

PROPOSAL 1—ELECTION OF CLASS I DIRECTORS

The Board currently consists of eleven directors divided into three classes, Class I, Class II, and Class III, with directors of each class serving staggered three-year terms. Mr. Questrom will resign from the Board effective immediately prior to the Annual Meeting, and the size of the Board will be reduced to ten directors. Three Class I directors are to be elected at the Annual Meeting, each to serve until the 2023 annual meeting of stockholders, or until such director's successor has been duly elected and qualified, subject to such director's earlier death, resignation, retirement or other termination of service.

Director Nominees	3	Continuing Directors	7

CLASS I for new terms expiring in 2023 • Lewis L. Bird III • Elisabeth B. Charles • Joanne C. Crevoiserat	CLASS II for terms expiring in 2021 • Wendy A. Beck • John J. Butcher • Philip L. Francis • Larry D. Stone	CLASS III for terms expiring in 2022 • Steve K. Barbarick • Paula L. Bennett • Martin C. Eltrich, III

Retiring Director	1

• Allen I. Questrom

Chairman of the Board	Lead Director

In connection with the selection and nomination process, the Nominating and Corporate Governance Committee reviews the experience, skills, expertise, backgrounds and other attributes of the Board to ensure appropriate composition, taking into account the current Board members, the specific needs of the Company and the Board and the annual self-evaluations of the Board and committees. The Nominating and Corporate Governance Committee considers a number of important factors in determining whether to re-nominate incumbent directors and in evaluating new director candidates (including from stockholder recommendations):

  •
  For director incumbents, continuing satisfaction of membership criteria, including as set forth in the Corporate Governance Guidelines;

  •
  For director incumbents, historical, ongoing and anticipated future contributions to the activities of the Board and the Company, including a review of the director's past attendance and active participation at Board and committee meetings;

  •
  The number of other public and private company boards on which such person serves, as well as any potential or actual conflicts of interest;

  •
  Specific expertise and experience relevant to the Company's long-term strategy, operations and culture;

  •
  The Board's current size and composition and the results of the most recent Board and committee self-evaluation process;

  •
  Compliance with Securities and Exchange Commission ("SEC"), New York Stock Exchange ("NYSE") or other applicable legal and regulatory standards, as well as the Company's governance policies; and

  •
  Other important characteristics, including to ensure that the Board, as a whole, is appropriately diverse as broadly defined and that there is appropriate Board refreshment.

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has re-nominated Lewis L. Bird III, Elisabeth B. Charles and Joanne C. Crevoiserat for election as Class I directors at the Annual Meeting for new three-year terms. Each of the nominees has consented to be named in this Proxy Statement and to serve if elected. Should any nominee later decline such nomination, the persons named as proxies may vote for a substitute

AT HOME GROUP INC. 2020 PROXY STATEMENT	2

PROPOSAL 1—ELECTION OF CLASS I DIRECTORS

nominee recommended by the Board and your shares will be voted in favor of such substitute nominee unless you indicate otherwise on the proxy card. Alternatively, the Board may leave the position vacant or reduce the size of the Board.

The Board believes that each of the director nominees is highly qualified based on the above factors. The Board also believes that the combined experience, skills, expertise, backgrounds, and other attributes of the director nominees and the continuing directors will strongly position the Board to continue to serve the best interests of our stockholders and the Company.

The Board unanimously recommends that the stockholders vote "FOR" the election of each of the three Class I director nominees.

AT HOME GROUP INC. 2020 PROXY STATEMENT	3

BOARD MATTERS

DIRECTORS AS OF RECORD DATE

Name	Age	Position	Term Ending
Lewis L. Bird III	56	Chairman of the Board and Chief Executive Officer	Class I - 2020

Elisabeth B. Charles	56	Director	Class I - 2020

Joanne C. Crevoiserat	56	Director	Class I - 2020

Allen I. Questrom	80	Director	Class I - 2020(1)

Wendy A. Beck	55	Director	Class II - 2021

John J. Butcher	44	Director	Class II - 2021

Philip L. Francis	73	Director	Class II - 2021

Larry D. Stone	68	Lead Director	Class II - 2021

Steve K. Barbarick	52	Director	Class III - 2022

Paula L. Bennett	70	Director	Class III - 2022

Martin C. Eltrich, III	48	Director	Class III - 2022

(1)
Mr. Questrom will resign from the Board effective immediately prior to the Annual Meeting.

SPECIFIC QUALIFICATIONS, SKILLS AND EXPERIENCE OF CONTINUING DIRECTORS

As set forth in the Company's Corporate Governance Guidelines, the Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of director candidates and recommending director nominees to the Board. The Board also monitors the mix of experience, skills, expertise, backgrounds, and other attributes of the director nominees and the continuing directors to ensure that the Board, as a whole, will effectively perform its oversight function in light of the Company's long-term strategy and operations. Set forth below are the key qualifications evaluated by the Board for service on the Board.

AT HOME GROUP INC. 2020 PROXY STATEMENT	4

BOARD MATTERS

Skills and Experience

Executive Leadership
Provide our management with perspective in analyzing, shaping and overseeing the execution of operational, organizational and policy issues and addressing enterprise risks at a senior level.

Strategic Planning of Growth Companies
Provide insight into our efforts to expand our store base or grow our market share, as well as other key strategic matters.

Finance, Accounting, and Financial Reporting
Understand, oversee and advise our management with respect to the Company's operating and strategic performance, capital structure, financing and investing activities, financial reporting, and internal control of such activities.

Retail Industry
Provide operational and strategic advice and oversight to our management regarding the unique aspects of national retail companies.

Marketing, Brand Management, or Product Merchandising
Provide expertise and guidance as our management seeks to increase brand awareness and market to a growing consumer base.

Global Supply Chain
Provide business, regulatory, strategic and cultural perspectives on our global sourcing model to our management.

Other Public Company Directorships
Offer insights regarding the operation of a board and its fiduciary duties, the relationship between the board and management, key issues of corporate governance, compensation, audit, regulatory and securities exchange matters, stockholder relations, and appropriate levels of oversight regarding a changing mix of strategic, operational, and compliance-related matters.

AT HOME GROUP INC. 2020 PROXY STATEMENT	5

BOARD MATTERS

DIRECTOR BACKGROUND AND QUALIFICATIONS

The following biographies set forth the business experience during at least the past five years of each director nominee and each director whose term of office will continue after the Annual Meeting, together with a brief discussion of the specific experience, skills, expertise, backgrounds, and other attributes that led to the conclusion that each director should continue to serve on the Board at this time.

2020 Class I Director Nominees

LEWIS L. BIRD III
Chairman and CEO, At Home Group Chairman since: 2017 Director since: 2012
BIOGRAPHY

Mr. Bird has served as Chairman of the Board since April 2017. He has served as our Chief Executive Officer since December 2012 and served as President from September 2015 to March 2019. Before joining the Company, Mr. Bird held a variety of leadership positions, most recently serving as Managing Director of The Gores Group from 2011 to 2012, a global private equity firm that specializes in acquiring and partnering with mature and growing businesses. Prior to that, Mr. Bird served as President of Nike Affiliates for Nike Inc. from 2006 to 2009, Chief Operating Officer of Gap from 2003 to 2006, and Chief Financial Officer of Old Navy from 2001 to 2003. In addition, he was Vice President of Finance & Operations for Gateway, Inc. from 1999 to 2001, Senior Director of Corporate Finance for AlliedSignal, Inc. from 1998 to 1999, and Director of Finance & Business Management at AlliedSignal Engines from 1996 to 1998. He has also held various senior financial and strategic positions for Ford Motor Company, and served as Assistant Vice President & Commercial Loan Officer for BayBanks, Inc. Mr. Bird received his MBA from Olin Graduate School of Business at Babson College and his Bachelor's degree from Ithaca College.

SELECT QUALIFICATIONS AND EXPERIENCE

As our Chief Executive Officer for over seven years, Mr. Bird contributes to the Board critical knowledge regarding day-to-day operations, goals, strategies, performance, effectiveness of the management team, and the corporate culture of At Home. Mr. Bird also has held numerous other leadership positions in both operations and finance at large chain-store retailers and, through such experience, has developed expertise in strategic planning, corporate finance, investments, accounting, financial reporting, marketing and global supply chain management for the retail industry.

AT HOME GROUP INC. 2020 PROXY STATEMENT	6

BOARD MATTERS

ELISABETH B. CHARLES
Former Chief Marketing Officer, Rodan + Fields Director since: 2016 COMMITTEES • Compensation

BIOGRAPHY

Ms. Charles served as Chief Marketing Officer for Rodan + Fields from November 2017 to December 2019. Previously, she served as Senior Vice President and General Manager of Old Navy Outlet from November 2016 to August 2017. She also served as Old Navy's Interim Chief Marketing Officer from May to October 2016. Prior to joining Old Navy, Ms. Charles was Senior Vice President, Chief Marketing Officer of Athleta from March 2015 through May 2016. From February 2009 through August 2014, Ms. Charles was Senior Vice President and Chief Marketing Officer of Petco Animal Supplies, Inc. She also served as Executive Vice President of Marketing of Victoria Secret Stores from February 2005 through October 2008 and served as its Vice President of Marketing from July 2004 through January 2005. Prior to 2005, Ms. Charles held a variety of marketing positions with Herbalife International of America, Inc., Ideaforest.com and Tricon Restaurants International. Ms. Charles is currently a non-profit board member for Alliance for Girls, the nation's largest regional alliance of girl-serving organizations, which she joined in 2017. Ms. Charles received her MBA from the Harvard Graduate School of Business Administration and her Bachelor of Arts in International Political Economy from the University of California at Berkeley.

SELECT QUALIFICATIONS AND EXPERIENCE

Ms. Charles has over 25 years of marketing experience at significant consumer brands and has held senior leadership roles at numerous national and international retail companies, including her most recent position as Chief Marketing Officer of Rodan + Fields. From such experience, Ms. Charles has significant retail industry expertise in ecommerce, strategic planning, marketing, sales and brand management, consumer products and merchandising.

JOANNE C. CREVOISERAT
CFO, Tapestry, Inc. Director since: 2019 COMMITTEES • Audit

BIOGRAPHY

Ms. Crevoiserat has served as Chief Financial Officer of Tapestry, Inc. since August 2019. Prior to joining Tapestry,  Inc., she served as Executive Vice President, Chief Operating Officer of Abercrombie & Fitch Co. from February 2017 to June 2019 and as Executive Vice President and Chief Financial Officer of Abercrombie & Fitch from May 2014 to October 2017. In addition, Ms. Crevoiserat served as Interim Principal Executive Officer of Abercrombie & Fitch from June 2016 to February 2017 and was a member of the Office of the Chairman of Abercrombie & Fitch from October 2015 to February 2017. Prior to joining Abercrombie & Fitch, Ms. Crevoiserat served in a number of senior management roles at Kohl's Inc. From June 2012 to April 2014, Ms. Crevoiserat was the Executive Vice President of Finance of Kohl's and from November 2008 to June 2012, she served as the Executive Vice President of Merchandise Planning and Allocation of Kohl's. Prior to her time with Kohl's, Ms. Crevoiserat held senior finance positions with Wal-Mart Stores and May Department Stores, including Chief Financial Officer of the Filene's, Foley's and Famous-Barr brands. Ms. Crevoiserat graduated summa cum laude with a Bachelor of Science in Finance from the University of Connecticut.

SELECT QUALIFICATIONS AND EXPERIENCE

From her current leadership experience at Tapestry, Inc. as well as her numerous other executive management and finance roles at retail companies, Ms. Crevoiserat brings significant knowledge and expertise in the areas of accounting and financial reporting, global supply chain management, corporate finance, investments and strategic planning of high growth companies in the retail industry. Further, as a result of her financial and accounting expertise, the Board has determined that she qualifies as a financial expert for service on the Audit Committee.

AT HOME GROUP INC. 2020 PROXY STATEMENT	7

BOARD MATTERS

Class II Directors with Terms Expiring in 2021

WENDY A. BECK
Former CFO, Norwegian Cruise Line Holdings Ltd. Director since: 2014 COMMITTEES • Audit (Chair) OTHER PUBLIC BOARD EXPERIENCE • Bloomin' Brands Inc. (since 2018) • SpartanNash Company (2010-2013)

BIOGRAPHY

Ms. Beck served as Executive Vice President and Chief Financial Officer for Norwegian Cruise Line Holdings Ltd. from September 2010 through March 2018, and served as a consultant to the company through December 2019. Previously, Ms. Beck served as Executive Vice President and Chief Financial Officer of Domino's Pizza, Inc. from May 2008 to September 2010. Prior to that, she served as Senior Vice President, Chief Financial Officer and Treasurer of Whataburger Restaurants, LP from May 2004 through April 2008 and served as their Vice President and Chief Accounting Officer from August 2001 through April 2004. Ms. Beck was also employed at Checkers Drive-In Restaurants, Inc. from 1993 through July 2001, serving as Vice President, Chief Financial Officer and Treasurer from 2000 through July 2001. Ms. Beck previously sat on the board of directors and audit committee for Spartan Stores, Inc. She received a Bachelor of Science in Accounting from the University of South Florida and is a Certified Public Accountant.

SELECT QUALIFICATIONS AND EXPERIENCE

Ms. Beck has significant knowledge and experience in accounting, finance, strategic planning and executive leadership from her service with other major corporations, including as chief financial officer of public companies. Ms. Beck also has knowledge and expertise in strategic planning, compensation, financial reporting, risk management, and management oversight through her service on other public company boards. As a result of her financial and accounting expertise, the Board has determined that she qualifies as a financial expert for service on the Audit Committee.

JOHN J. BUTCHER
President and CEO, Caribou Coffee Company, Inc. Director since: 2020 COMMITTEES • Nominating and Corporate Governance

BIOGRAPHY

Mr. Butcher is President and Chief Executive Officer of Caribou Coffee Company, Inc., a privately held specialty coffee and espresso retailer. He joined Caribou in June 2017 as President and was promoted to Chief Executive Officer in January 2019. Prior to joining Caribou, Mr. Butcher amassed 20 years of leadership and merchandising experience at Target Corporation, where he developed a passion for building brands. He most recently served as Senior Vice President of Target Corporation's Beauty Division while concurrently running DermStore Beauty, Target Corporation's only pure-play online company from 2016 to 2017. Prior to that role, he served in roles of increasing responsibility in merchandising, merchandise planning, marketing and operations, including as Senior Vice President, Category Roles from 2015 to 2016 and as Senior Vice President, Merchandising, Canada from 2014 to 2015. He currently serves as a board member for the Minnesota Twins and has previously served as Board Chair for the Stages Theatre Company in Minnesota. Mr. Butcher is a graduate of Indiana University and has been a leader on the Dean's Advisory Council of Indiana University's Kelley School of Business.

SELECT QUALIFICATIONS AND EXPERIENCE

Mr. Butcher has over 20 years of merchandising and operations experience for leading national and international retail companies. Mr. Butcher also contributes valuable expertise in branding and marketing for major retail brands, including through his various roles for Target Corporation. The Board also seeks to have directors currently serving in executive leadership roles, which Mr. Butcher fulfills as President and Chief Executive Officer of Caribou.

AT HOME GROUP INC. 2020 PROXY STATEMENT	8

BOARD MATTERS

PHILIP L. FRANCIS

Former CEO, PetSmart, Inc.

Director since:
2015

COMMITTEES

•

Compensation

•

Nominating and Corporate Governance (Chair)

OTHER PUBLIC BOARD EXPERIENCE

•

CareFusion, Inc. (2009-2015)

•

SuperValu (2006-2018)

BIOGRAPHY

Mr. Francis most recently served as Chairman of PetSmart, Inc. from 2009 to 2012 and as Chairman and Chief Executive Officer from 2001 to 2009. Mr. Francis served on the boards of Supervalu, Inc. from 2006 to 2018, PetSmart, Inc. from 1989 to 2013, Cardinal Health, Inc. from 2006 to 2009, and CareFusion Inc. from 2009 to 2015. Mr. Francis received his M.B.A. from Indiana University in Marketing and Management and his Bachelor of Science in Agricultural Science from University of Illinois at Urbana-Champaign.

SELECT QUALIFICATIONS AND EXPERIENCE

Mr. Francis possesses detailed knowledge and expertise in strategic planning and operations through his senior leadership experience at other major retail corporations. He also has significant public company board experience, including on the audit, compensation and governance committees, which provides him unique insight on key issues of strategic planning, corporate governance, compensation, financial reporting and management oversight.

LARRY D. STONE

Former President
and COO, Lowe's
Companies Inc.

Lead Director since:
2018

Director since:
2014

COMMITTEES

•

Compensation (Chair)

OTHER PUBLIC BOARD EXPERIENCE

•

Dick's Sporting Goods, Inc. (since 2007)

BIOGRAPHY

Mr. Stone served as President and Chief Operating Officer of Lowe's Companies Inc. from December 2006 until his retirement in June 2011, and before that as Senior Executive Vice President, Merchandising/Marketing of Lowe's Companies, Inc. since 2005. Mr. Stone served as Senior Executive Vice President, Store Operations for Lowe's Companies from 2003 to 2005, and as Executive Vice President, Store Operations from 2001 to 2003. Mr. Stone has served on the board for Dick's Sporting Goods, Inc. since 2007 and is the chairman of the compensation committee. He has served on the board for Novant Health System, Inc., a non-profit integrated system of healthcare, since 2011. In addition, he serves as a trustee for Wilkes Community College and previously served on the foundation board for Appalachian State University until 2017. Mr. Stone is a graduate of the Harvard Business School's Program for Management Development.

SELECT QUALIFICATIONS AND EXPERIENCE

Mr. Stone has considerable expertise in strategic planning, store operations, real estate, e-commerce, executive leadership, brand management and marketing for the retail industry from his multiple senior leadership positions at Lowe's Companies, Inc. He also possesses detailed knowledge and expertise in strategic planning, compensation, human capital management and management oversight through his participation on other public company boards.

AT HOME GROUP INC. 2020 PROXY STATEMENT	9

BOARD MATTERS

Class III Directors with Terms Expiring in 2022

STEVE K. BARBARICK
Former President and COO, Tractor Supply Company Director since: 2018 COMMITTEES • Audit

BIOGRAPHY

Mr. Barbarick served as President and Chief Operating Officer of Tractor Supply Company from August 2018 to August 2019. He also served Tractor Supply Company as: President and Chief Merchandising Officer from May 2016 to August 2018; Executive Vice President, Chief Merchandising Officer from March 2015 to May 2016; Executive Vice President, Merchandising and Marketing from September 2012 to March 2015; Senior Vice President, Merchandising from February 2011 to September 2012; Vice President, Merchandising from June 2009 to February 2011; and Vice President and Divisional Merchandise Manager from 2003 to June 2009. Mr. Barbarick served on the Board of Trustees of National 4-H Council from 2014 to 2017. Mr. Barbarick received a Bachelor of Applied Science from the University of Missouri-Columbia.

SELECT QUALIFICATIONS AND EXPERIENCE

Mr. Barbarick has extensive operations, merchandising and strategic development experience at a high-growth, chain-store retailer, including through his former executive leadership role at Tractor Supply Company. He also has expertise in other key areas for retail companies, including branding, marketing, e-commerce, customer engagement and inventory and global supply-chain management.

PAULA L. BENNETT
Former President and CEO of J.Jill, Inc. Director since: 2018 COMMITTEES • Nominating and Corporate Governance OTHER PUBLIC BOARD EXPERIENCE • J.Jill, Inc. (2017-2018)

BIOGRAPHY

Ms. Bennett served as President from January 2008 and President and Chief Executive Officer of J.Jill, Inc. from July 2009 until her retirement in April 2018. Ms. Bennett also served as a member of the J.Jill board of directors from February 2017 to April 2018 and, prior to that, served on the board of directors of former J.Jill parent companies since July 2009. Prior to joining J.Jill, Ms. Bennett served as President and Chief Executive Officer of a number of portfolio companies of Orchard Brands Corporation from October 2006 to January 2008. From 2000 through 2005, Ms. Bennett was Chief Operating Officer of Eileen Fisher, Inc. and prior to that was Vice President, Retail from 1997 to 2000. From 1995 to 1996, she was Vice President of Retail Sales for Calvin Klein Collection at Calvin Klein Inc. From 1987 through 1995, Ms. Bennett held significant leadership positions at Tiffany & Co., including Vice President of Jewelry Sales, Vice President of Customer Service, Vice President and General Manager of the Fifth Avenue Flagship store, Vice President of Retail Administration and Vice President of the Trade Division. Ms. Bennett received her Bachelor of Science in Business (formerly Administrative Science) with a major in Marketing from The Ohio State University Fisher College of Business.

SELECT QUALIFICATIONS AND EXPERIENCE

With over three decades of management experience in the retail industry, Ms. Bennett has extensive expertise in building brands and operating businesses across retail and direct marketing channels, as well as intensely focusing on the customer experience in a regularly evolving industry. At J.Jill, Inc., Ms. Bennett was responsible for the strategic planning, leadership, growth and profitability of the company, and led the initial public offering in March 2017. She also possesses critical insight into our predominantly-female customer base, and expertise in targeting merchandising trends.

AT HOME GROUP INC. 2020 PROXY STATEMENT	10

BOARD MATTERS

MARTIN C. ELTRICH, III
Partner with AEA Investors LP Director since: 2011; Chairman (2011-2017)
BIOGRAPHY

Mr. Eltrich is a Partner with AEA Investors LP, which he joined in June 2001, and leads the consumer/retail investment practice. He currently serves on the board of directors of 1-800 Contacts, Brand Networks, Melissa & Doug, Traeger Grills, ThreeSixty, and 24 Hour Fitness. Prior to AEA Investors LP's exit from the investment, Mr. Eltrich also sat on the boards of Acosta, Inc., Burt's Bees, Inc., Cogent HMG, Henry Company, Intermedia Advertising Group, Shoes for Crews and Tampico Beverages. Before joining AEA Investors LP, Mr. Eltrich was an investment banker covering the consumer products industry at Greenhill & Co. in New York, joining that firm at its inception in 1996. Prior to Greenhill & Co., Mr. Eltrich was an investment banker in the Consumer Group at Morgan Stanley. Mr. Eltrich received his Bachelor of Science in Economics from the University of Pennsylvania.

SELECT QUALIFICATIONS AND EXPERIENCE

As leader of the consumer/retail investment practice at AEA Investors LP, Mr. Eltrich has significant industry expertise, including broad experience from his involvement with numerous other boards of retail and consumer products companies, and particular knowledge and experience in corporate finance, strategic planning and growth, executive leadership, brand management and investments for the retail sector. Furthermore, Mr. Eltrich was nominated to the Board by certain affiliates of AEA Investors LP pursuant to the Stockholders' Agreement.

BOARD SUBSTANTIALLY COMPOSED OF INDEPENDENT DIRECTORS

The Board recently undertook its annual review of director independence in accordance with the applicable rules of the NYSE. The independence rules include a series of objective tests, including that the director is not employed by us and has not engaged in various types of business dealings with us. In addition, the Board is required to make a subjective determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Nominating and Corporate Governance Committee and the Board reviewed and discussed information provided by the directors and us with regard to each director's business and personal activities as they may relate to us and our management.

The Board has affirmatively determined that the following nine of our eleven directors are independent directors under NYSE rules and our Corporate Governance Guidelines: Mr. Barbarick, Ms. Beck, Ms. Bennett, Mr. Butcher, Ms. Charles, Ms. Crevoiserat, Mr. Francis, Mr. Questrom and Mr. Stone.

The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are composed entirely of directors who are independent for Board service. In addition, after considering all of the relevant facts and circumstances, the Board has determined that each member of the Audit Committee and the Compensation Committee qualifies as independent in accordance with the additional independence rules established by the SEC and the NYSE for such committees.

AT HOME GROUP INC. 2020 PROXY STATEMENT	11

BOARD MATTERS

THE BOARD OF DIRECTORS

The Board has general oversight responsibility for our affairs and, in exercising its fiduciary duties, the Board represents and acts on behalf of the stockholders. Our management is responsible for our day-to-day management, and the Board stays regularly informed about our business and provides oversight of and guidance to management through periodic meetings and other informal communications.

Board Leadership—Combined Chairman and CEO Partnering with Empowered Independent Lead Director

The Board is led by Mr. Bird, the Company's Chairman and Chief Executive Officer. The Board believes the combined Chairman and Chief Executive Officer structure facilitates a unified strategic vision to set the overall tone and direction of the Company as well as clear leadership through consistency of communication. Concurrent with the loss of controlled company status in July 2018, the Board created the role of an independent Lead Director and appointed Mr. Stone to such position for a term of at least one year, and he currently continues to serve in such capacity. The Corporate Governance Guidelines provide that our independent directors will elect an independent Lead Director whenever the Chairman is not an independent director. The Board believes that an effective Lead Director, such as Mr. Stone, who has significant and clearly delineated responsibilities as set forth in our Corporate Governance Guidelines, ensures strong, independent oversight of management and promotes effective governance and Board efficiency.

Under our Corporate Governance Guidelines, our Lead Director is empowered to:

  •
  Preside over all meetings and executive sessions of the independent or non-management directors.

  •
  Assist in scheduling Board meetings, collaborate with the Chairman on Board meeting agendas and approve such agendas and collaborate with the Chairman in determining the need for special meetings of the Board.

  •
  Request the inclusion of materials for Board meetings and approve all information sent to the Board.

  •
  Communicate to the Chief Executive Officer, together with the Chair of the Compensation Committee, the results of the Board's evaluation of Chief Executive Officer performance.

  •
  Provide leadership and serve as temporary Chairman or Chief Executive Officer in the event of the inability of the Chairman or Chief Executive Officer to fulfill his/her role.

  •
  Be available for consultation and direct communication if requested by major stockholders.

  •
  Act as the liaison between the independent or non-management directors and the Chairman, as appropriate.

  •
  Call meetings of the independent or non-management directors when necessary and appropriate.

  •
  Recommend the retention of consultants and advisors who directly report to the Board, as appropriate.

In addition, independent directors are the sole members of the Audit, Nominating and Corporate Governance, and Compensation Committees, which collectively oversee critical matters of the Company such as the integrity of the Company's financial statements, the compensation of executive management, the appointment, nomination and evaluation of directors, and the development and implementation of the Company's corporate governance policies and structures.

AT HOME GROUP INC. 2020 PROXY STATEMENT	12

BOARD MATTERS

Board and Committees Deeply Engaged on Oversight of Risk Management

The Board oversees the Company's risk management primarily through the matters noted below.

FULL BOARD
•	Review and approval of management's annual business plan and budget, and review of management's strategic and liquidity plans.
•	Review, on at least a quarterly basis, of business developments, strategic plans and implementation, emerging issues, liquidity, and financial results.
•	Oversight of capital spending and financings.
•	Joint leadership with management regarding crisis management, such as COVID-19 response, and reputational risks.
•	Oversight of stockholder engagement and availability to engage as appropriate.
•	Significant interaction with management and access to other key business leaders.
•	Executive sessions consisting solely of the non-management and independent directors.

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

•

Oversight of the Company's significant financial risk exposures, including credit, liquidity and legal, regulatory, and other contingencies.

•

Review of SEC reports, including oversight of financial reporting process, disclosure controls and procedures, and internal control over financial reporting processes.

•

Regular consultations with the independent registered public accounting firm.

•

Direct oversight of the internal audit function.

•

Oversight of enterprise risk management and review of key findings.

•

Review of cybersecurity, data privacy and related matters.

•

Engagement regarding environmental and social matters important to our stakeholders.

•

Review regular reporting from the Company's legal, regulatory, and ethical compliance functions.

•

Review and approval regarding compensation of the CEO and other executive officers.

•

Determine appropriate peer group benchmarking on annual basis and review other survey data, which is used to evaluate executive officer and director compensation programs.

•

Correspondence with management to ensure the alignment of the executive officer compensation program and the Company's business and strategic plans.

•

General oversight of the Company's compensation plans generally and the related incentives, risks and risk mitigants, including anti-hedging and anti-pledging policies, and a clawback policy for incentive programs.

•

Direct oversight of stockholder engagement related to compensation matters.

•

Oversight of human capital management.

•

Review and oversight of Board structure.

•

Leadership of Chief Executive Officer succession planning and oversight of management succession planning.

•

Review and approval of key governance policies.

•

Review of requisite director skills, qualifications and expertise, and related oversight of director nominations and appointments, Board refreshment and any director search process.

•

Manage the self-evaluation assessment process conducted by the Board and committees.

AT HOME GROUP INC. 2020 PROXY STATEMENT	13

BOARD MATTERS

Director Appointment and Nominee Selection Process

The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director nominees and recommending to the Board those candidates to fill any vacancies or be nominated for election to the Board, subject to the right of affiliates of AEA Investors LP (collectively, "AEA") to nominate a director. The Nominating and Corporate Governance Committee considers all factors it deems appropriate, including those set forth in "Proposal 1—Election of Class I Directors" and "—Specific Qualifications, Skills and Experience of Continuing Directors". The Board also monitors the mix of experience, skills, expertise, backgrounds, and other attributes of the director nominees and the continuing directors to ensure that the Board, as a whole, will effectively perform its oversight function in light of the Company's long-term strategy and operations. Stockholders may also recommend directors to the Nominating and Corporate Governance Committee or nominate directors for election at the Company's annual stockholders meeting by following the provisions set forth in the Company's Second Amended and Restated Bylaws. The Nominating and Corporate Governance Committee will consider the qualifications of individuals recommended or nominated as directors by stockholders on a substantially similar basis as other candidates for director appointment or nomination.

Additionally, for so long as AEA holds an aggregate of at least 10% of our outstanding common stock, it is entitled to nominate at least one individual for election to the Board. Based on current holdings, AEA can nominate one individual for election, which has been satisfied with its nomination of and the election of Mr. Eltrich. So long as such nomination right is effective, the Board and Nominating and Corporate Governance Committee will nominate and recommend to our stockholders that AEA's nominated individual be elected to the Board, and each party to the Stockholders' Agreement may be required to vote all of its shares to elect such individual to the Board. See "Certain Relationships and Related Party Transactions—Related Party Transactions—Stockholders' Agreement" for a description of AEA's right to nominate a director.

The Nominating and Corporate Governance Committee conducted a director search process in fiscal 2020 to identify and evaluate potential director appointees. The Nominating and Corporate Governance Committee may rely on multiple sources for identifying and evaluating director candidates, and in connection with the fiscal 2020 director search process, engaged a leading third-party search firm, Spencer Stuart. Following a detailed process that included review of the mix of specific experience, skills, expertise, backgrounds, and other attributes of the Company's directors and consideration of multiple potential appointees, the Nominating and Corporate Governance Committee and the Board determined to increase the size of the Board from ten directors to eleven directors, and appoint Mr. Butcher to fill the vacancy. Concurrently with Mr. Butcher's appointment, Mr. Questrom notified the Board of his intention not to stand for re-election to the Board at the Annual Meeting. Mr. Questrom will resign from the Board effective immediately prior to the Annual Meeting, and the size of the Board will be reduced to ten directors.

Meetings of the Board and Committees

The Board and its committees meet throughout the year at regularly scheduled meetings, and also hold special meetings and act by written consent as appropriate. The non-management directors hold regularly scheduled executive sessions to meet without management present and independent directors meet in an executive session without management present every regular quarterly meeting. Such sessions are led by Mr. Stone, our Lead Director.

Directors are expected to use their best efforts to attend all Board meetings, all meetings of the committee or committees of the Board of which they are a member, and the annual meeting of stockholders. Although physical attendance is encouraged for regular meetings, participation by telephone or videoconference is permitted and deemed attendance for all meetings. The Board met 15 times during fiscal 2020. In fiscal 2020, each of our incumbent directors attended at least 75%, in aggregate, of the meetings of the Board and all committees of the Board on which he or she served. Each director then in office attended our 2019 annual meeting of stockholders, other than Mr. Eltrich.

AT HOME GROUP INC. 2020 PROXY STATEMENT	14

BOARD MATTERS

COMMITTEES OF THE BOARD

The Board has established three standing committees to help carry out its duties. Each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee operates under a written charter approved by the Board, copies of which are available on our website at investor.athome.com. Each committee may form, and delegate power and authority to, subcommittees of one or more of its members for any purpose that such committee deems appropriate. The Compensation Committee may also delegate authority and responsibilities to officers of the Company.

The following table sets forth the standing committees of the Board and their members as of the date of this Proxy Statement, as well as the number of meetings each committee held during fiscal 2020. Messrs. Bird, Eltrich and Questrom do not serve on any standing committees.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Steve K. Barbarick

Wendy A. Beck

Paula L. Bennett

John J. Butcher

Elisabeth B. Charles

Joanne C. Crevoiserat

Philip L. Francis

Larry D. Stone

Number of Meetings	7	9	4

Committee Chair	Committee Member	Audit Committee financial expert	Lead Director

AUDIT COMMITTEE

The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight of:

  •
  The quality and integrity of the Company's financial statements.

  •
  The integrity and adequacy of the Company's auditing, accounting and financial reporting processes and internal control systems.

  •
  Compliance with legal and regulatory requirements, including internal controls and whistle blower procedures.

  •
  The engagement, qualifications, scope of work, performance, independence and pre-approval of services of the Company's independent registered public accounting firm.

  •
  The scope of work and performance of the Company's internal audit function.

  •
  The Company's enterprise risk management framework and its policies and procedures for risk management.

AT HOME GROUP INC. 2020 PROXY STATEMENT	15

BOARD MATTERS

The Board has determined that each of Ms. Beck, the Chair of the Audit Committee, and Ms. Crevoiserat, a member of the Audit Committee, qualifies as an "audit committee financial expert" within the meaning of regulations adopted by the SEC. The designation or identification of a person as an "audit committee financial expert" does not impose upon such person any duties, obligations or liabilities that are greater than those generally imposed on such person as a member of the Audit Committee.

COMPENSATION COMMITTEE

The principal responsibilities of the Compensation Committee are to:

  •
  Review and approve corporate goals and objectives relevant to compensation of the Chief Executive Officer, evaluate the Chief Executive Officer's performance in light of those goals and objectives, and determine and approve the Chief Executive Officer's compensation level based on this evaluation.

  •
  Evaluate and determine the compensation of the other executive officers with input from the Chief Executive Officer.

  •
  Establish, amend, modify, or terminate the Company's incentive compensation program for the named executive officers and non-employee directors, or make recommendations to the Board with respect thereto.

  •
  Oversight of equity-based plans, qualified retirement plans, health or welfare plans, deferred compensation plans, and any other benefit plan.

  •
  Oversight of human capital management.

  •
  Review and discuss with management the Company's "Compensation Discussion and Analysis" and produce a compensation committee report.

For information concerning policies and procedures relating to the consideration and determination of executive compensation, including the role of the Compensation Committee, its compensation consultant and the Compensation Committee's report, see "Compensation Discussion and Analysis".

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The principal responsibilities of the Nominating and Corporate Governance Committee are to:

  •
  Identify individuals qualified to become directors, consistent with the criteria approved by the Board, and select director nominees for the next annual meeting of stockholders or to fill vacancies.

  •
  Develop and recommend to the Board the Corporate Governance Guidelines.

  •
  Recommend directors of the Board to serve on and chair committees.

  •
  Oversee the annual evaluations of the Board and its committees.

  •
  Assist the Board in assessing the independence of the members of the Board and its committees and other committee qualifications.

  •
  Take a leadership role in developing and shaping the corporate governance of the Company.

Regular Utilization of Compensation Consultant

The Compensation Committee has the authority to engage an external independent compensation consultant to assist in the evaluation of executive compensation. The Compensation Committee determined to re-engage Pearl Meyer & Partners ("Pearl Meyer") as its independent compensation consultant for fiscal 2020 and approved the terms of such engagement, including its scope of work and fees. Representatives of Pearl Meyer are invited to attend certain Compensation Committee meetings.

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BOARD MATTERS

As part of its compensation consulting services for fiscal 2020, Pearl Meyer analyzed and made recommendations regarding the composition of our compensation peer group, provided an analysis of the compensation programs of our peer group, conducted compensation benchmarking against our peer group and general survey data and, based on such information, provided advice regarding the compensation programs for our senior management (including potential new hires) and independent directors, including recommendations regarding the form of equity awards for fiscal 2020. Pearl Meyer reports to the Compensation Committee Chair and has direct access to Compensation Committee members, and periodically interfaces with members of the Compensation Committee. Pearl Meyer does not provide any other services to the Company. The Compensation Committee has assessed the independence of Pearl Meyer pursuant to applicable SEC and NYSE rules, and concluded that Pearl Meyer's work for the Compensation Committee did not raise any conflict of interest for fiscal 2020.

CORPORATE GOVERNANCE

Independence	Best Practices

•

8 of 10 continuing directors are independent

•

Independent Lead Director with significant responsibilities

•

Fully independent Audit, Compensation and Nominating and Corporate Governance Committees

•

Regular executive sessions of independent directors

•

Committees authorized to hire advisors independent of management

•

Board gender diversity (4 of 10 continuing directors are female)

•

Detailed strategy and risk oversight by Board and committees

•

No director overboarding

•

Management and director succession planning

•

Significant director refreshment since IPO, leading to average director tenure of 3.5 years

•

Strict prohibition on hedging and pledging by directors and executive officers

Accountability	Stockholder Rights

•

Majority voting policy with rejectable resignation

•

Comprehensive annual Board and committee evaluations

•

Annual appointment of Chairman and Lead Director by independent directors

•

Executive compensation clawback policy

• No poison pill or dual class shares • One share, one vote

Many of our key corporate governance policies are available on our website at investor.athome.com.

Corporate Governance Guidelines

We believe that good corporate governance helps to ensure that the Company is managed for the long-term benefits of our stockholders. We regularly review and consider our corporate governance policies and practices, the SEC's corporate governance rules and regulations, and the corporate governance listing standards of the NYSE. We have adopted Corporate Governance Guidelines that provide a framework for the governance of the Company as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. The Corporate Governance Guidelines address, among other things, the composition, structure, and policies of the Board and its committees, the responsibilities and authority of our Chairman and independent Lead Director, director qualification standards, expectations and responsibilities of directors, management succession planning, the evaluation of Board performance, principles of Board compensation, and communications with stockholders and non-management directors. The Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee from time to time to ensure that they effectively promote the best interests of both the Company and the

AT HOME GROUP INC. 2020 PROXY STATEMENT	17

BOARD MATTERS

Company's stockholders and that they comply with all applicable laws, regulations, and NYSE requirements. The Corporate Governance Guidelines are available on our website at investor.athome.com.

Majority Voting Policy with Rejectable Resignation for Director Elections

Under our Corporate Governance Guidelines, if any nominee for director receives a greater number of votes "withheld" than "for" in an uncontested election, such director must promptly tender his or her resignation conditioned on Board acceptance following certification of the stockholder vote. The Nominating and Corporate Governance Committee will consider the resignation offer and, within 60 days following certification of the stockholder vote, recommend to the Board whether to accept such resignation. The Board will act on the Committee's recommendation within 90 days following certification of the stockholder vote and promptly disclose its decision and rationale for accepting or rejecting the resignation in a public announcement.

No Director Overboarding

Our Corporate Governance Guidelines provide that directors are expected not to serve on more than five public company boards, a director who is a chief executive officer of a public company is expected not to serve on the board of directors of more than two public companies, and members of the Audit Committee are expected not to serve on more than three public company audit committees (in each case, including the Company's Board or committee). No exceptions to this policy were approved in fiscal 2020 or currently are in effect.

Annual Board and Committee Performance Evaluations

With oversight from the Nominating and Corporate Governance Committee, the Board and each committee conducts a self-evaluation at least annually to determine whether the Board and such committees are functioning effectively and in accordance with their charters. These reviews focus on the Board and its committees as a whole and not on individual directors, unless circumstances otherwise warrant.

Focus on Management Succession Planning

The Corporate Governance Guidelines further provide that the Board oversee and approve succession planning relating to the Chief Executive Officer, and other executive officers that is developed by management, at least annually. The Board has delegated oversight of succession planning to the Nominating and Corporate Governance Committee. The succession planning process for executive officers is designed to assist the Board in understanding the Company's readiness and the related transition risks for a crisis as well as a planned transition, and to oversee the development of a strong leadership bench. The Chief Executive Officer periodically provides the Board with an assessment of key executive officers for potential succession and discusses potential sources of external candidates.

Code of Business Principles

We have adopted a Code of Business Principles applicable to all of our directors, officers, and other employees. The Code of Business Principles is available on our website at investor.athome.com. It reflects our strong commitment to ethics and integrity, and provides guidance on making decisions that align with our core values. In the event that we amend or waive certain provisions of the Code of Business Principles applicable to our principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions) that require disclosure under applicable SEC rules, we will disclose the same on our website.

AT HOME GROUP INC. 2020 PROXY STATEMENT	18

BOARD MATTERS

No Pledging or Hedging

Our Securities Trading Policy is designed to insulate the Company and its directors, officers, employees, and specified other persons from sanctions for insider trading, as well as to prevent any appearance of improper conduct by any such persons. Our Securities Trading Policy specifically prohibits all directors and executive officers of the Company (but not all employees) from effecting hedging transactions (such as short sales, put options, call options, or other derivative securities and including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds) or holding securities in a margin account, or otherwise pledging securities as collateral for a loan or hedging or similar monetization related to the Company's securities.

Clawback Policy for Executive Officers

In the event that the Board or a committee determines that any fraud, negligence or intentional misconduct by a current or former executive officer of the Company (who was serving as executive officer on or after the adoption date) was a significant contributing factor to the Company having to restate all or a portion of its financial statements, our clawback policy empowers the Board or committee to recover any cash or equity-based incentive compensation granted, earned or paid to such executive officer of the Company and to prevent the recurrence of such fraud, negligence or intentional misconduct to the fullest extent permitted by governing law. The Board or committee thereof has discretion whether to seek recoupment taking into account any factors deemed appropriate.

Director Equity Ownership Guidelines

Our non-employee directors are expected to achieve and maintain ownership of equity with a total value equal to three times such director's annual cash retainer for Board service (excluding any additional cash or equity retainer fees). Non-employee directors are expected to initially satisfy such guidelines within a five-year initial compliance period. As of May 21, 2020 (the "Record Date"), all non-employee directors in service were either in compliance with the guidelines or within the compliance period and making appropriate progress.

Ongoing Stockholder Engagement Throughout Fiscal Year

It is a priority of the Company and the Board to maintain an active dialogue with our stockholders. Each year, the Company interacts with a broad base of stockholders through various engagement activities, including at various industry conferences, non-deal roadshows, and one-on-one meetings and calls. The Company conducts regular engagement with the Company's stockholders to discuss fundamental matters, including business performance, strategy, and financial results. We believe these interactions provide us with useful feedback and allow us to better understand our stockholders' perspectives and priorities. Management reports to the Board on stockholder engagement on at least a quarterly basis, and such reports are discussed amongst the Board or applicable committee on a periodic basis.

In fall 2019, Mr. Stone, independent Lead Director and Chair of the Compensation Committee, together with certain members of management, undertook a significant engagement effort to solicit feedback from stockholders on our executive compensation program. See "Compensation Discussion and Analysis—Executive Summary—Say-on-Pay—Significant Engagement and Responsiveness."

Environmental and Social Matters

Consistent with our values, the Board and management are focused on long-term value creation, sustainability and corporate social responsibility. In fiscal 2020, the Board delegated responsibility to the Audit Committee for the oversight of environmental and social matters important to our stakeholders, including evaluating how our business and operations impact the environment and our communities in the short- and long-term, and vice versa.

AT HOME GROUP INC. 2020 PROXY STATEMENT	19

BOARD MATTERS

Focus on Human Capital Management and Company Culture

We live our values every day: to be creative; to work together; to be smart and scrappy; to do the right thing; and to have fun. We depend on each employee, officer, director and our partners to maintain personal responsibility for driving our culture. Our values underlie our vision to become the leading home décor retailer and our mission to enable everyone to affordably make their house a home. Attracting, developing and retaining the best people is critical to the long-term success of achieving our vision and mission. We invest in our employees and create a culture of leadership, open communication, inclusiveness, creativity and accountability. Our corporate policies, including our Code of Business Principles, support our culture, vision and mission.

The Board and the Compensation Committee are highly focused on oversight of human capital management, and the Nominating and Corporate Governance Committee manages the critical responsibility of CEO succession planning and oversight of management succession planning. Issues related to human capital management and our culture are discussed at Board meetings and both the Board and committees devote time each year to discuss functional leadership across the Company and succession plans. Management is responsible for shaping our culture, including setting the right tone-at-the-top and ensuring our policies and processes, in writing and in effect, reflect and reinforce our values.

Talent Development and Retention

At Home provides significant training and development opportunities through a number of forums. We host a three-day annual leadership conference for store directors, district managers, regional managers, and corporate directors to train and share best practices, as well as build our community. We also require most field team members to begin each workday with a short e-training and to obtain specified certifications through our software learning platform, which provides practical applications that are aligned with our objectives.

We provide significant merit-based pay opportunities to support and reward our highest performers and future leaders, from the store level to executive leadership. The performance objectives support store-level, department-level and company-wide achievement of important initiatives.

Our succession planning process supports our talent development and retention. Our Board and management have identified core competencies of knowledge, skill, abilities and behaviors that support employee performance, growth and success. We have a program that establishes regular performance reviews and career discussions to reinforce these competencies.

Employee Engagement

We engage our workforce on a regular basis to build teamwork and to motivate them to be high performers. Our employee engagement begins from the very first day of work through our onboarding process that culminates in a welcome session with our CEO Mr. Bird to discuss our Company's history, culture and strategy. We otherwise communicate with our employees in a variety of ways, including interactive quarterly town hall meetings led by Mr. Bird and senior executives, listening tours and lunches with Mr. Bird, and office celebrations. Our team members are recognized for individual and team achievements and anniversaries. We also provide engagement training to company leadership to support these efforts. We assess employee engagement through a variety of channels, including third-party led employee surveys.

Employee Benefits, Health and Safety

We value our hard-working team members and have structured our total rewards and benefits package to attract and retain a talented, inclusive and engaged workforce. Our programs intend to address the current needs of our employees, including their comprehensive health, financial wellness and quality of life coverage. Our benefits include: a competitive base salary with merit-based opportunities; a 401(k) program; paid maternity, paternity and

AT HOME GROUP INC. 2020 PROXY STATEMENT	20

BOARD MATTERS

adoption leave; fertility insurance coverage; emergency and back-up childcare services; a two-week additional sabbatical every seven work years; substance abuse and mental health assistance; annual onsite flu shots; and a corporate fitness center with free instructor-led classes. We also host numerous events in our stores and offices targeted at protecting the health and well-being of our employees, including our corporate Annual Wellness Week and various safety training programs aimed at reducing and eliminating work accidents and injuries. At Home also formed a Foundation to help team members facing a financial crisis, including COVID-19 relief. In fiscal 2021, Mr. Bird redirected a portion of his base salary to the Foundation to support team members.

As the COVID-19 pandemic and its impact unfold, we remain focused on the safety and well-being of our team members, customers and communities. In late-April 2020, we announced our plan to gradually reopen stores and our actions to protect our team members and guests through enhanced safety, cleaning and sanitization protocols, which are guided by our Safe Stores Policy and our Safe Home Office Policy. Our home office team members who are able to continue working remotely have been given the flexibility to continue doing so. Our efforts to return to the home office have been initially focused on providing a safe and productive environment for our team members who need or want to utilize our office.

Diversity, Equality and Inclusion

Our commitment to diversity starts at the top. The Board is focused on leadership accountability, employee awareness and policies and programs that support diversity, equality and inclusion. We maintain a strong presence of females on our leadership team, and the Board is committed to ensuring we consider diverse candidate lists for hiring and promotion for management positions. Because we believe it improves business performance, At Home strives to build a diverse, inclusive and respectful workplace for all team members and our corporate policies affirm such commitment. Our workforce and stores reflect the diversity of our customers and partners so that we can best realize and fulfill their needs. We have taken measures to ensure that our processes and policies around hiring, development, culture and tone at the top all support our efforts to be an employer of choice. We support and implement equal opportunity and gender pay equity, and we are mindful of unconscious bias that can impact our culture.

Commitment to the Communities We Serve

Our mission to enable everyone to affordably make their house a home has led us to focus our primary community service efforts to fundraise and donate our time to Habitat for Humanity. Team members participate in Habitat build projects and raise funds, both directly and indirectly through the sale of products with proceeds then directed for donation.

Stockholders—How To Communicate Directly with the Board

Any stockholder or interested party who desires to communicate with the Board or any specific director, including non-management directors in their capacity as members of the Board or a committee, may write to:

General Counsel and Corporate Secretary At Home Group Inc. 1600 East Plano Parkway Plano, Texas 75074

who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously. If a stockholder does not wish to have the communication screened, the stockholder should indicate that the material sent by the stockholder be delivered unopened to the person or persons to whom it is addressed.

AT HOME GROUP INC. 2020 PROXY STATEMENT	21

BOARD MATTERS

To submit concerns regarding accounting, internal accounting controls, or auditing matters, stockholders and other interested persons may also call the Company's toll free, confidential hotline 1-877-861-5311

Employees may submit such concerns on a confidential and anonymous basis. Communications made through the confidential hotline and certain communications to the Board to the extent relating to accounting, internal accounting controls, or auditing matters will be reviewed by the Audit Committee in accordance with procedures established by the Audit Committee with respect to such matters.

DIRECTOR COMPENSATION

The Company's directors receive a mix of cash and equity-based compensation. The compensation mix is intended to encourage directors to continue Board service, further align the interests of the Board and stockholders, and attract new independent directors with outstanding qualifications.

Fiscal 2020 Director Compensation Program

In 2019, the Compensation Committee revised the director compensation program for fiscal 2020. The Compensation Committee utilized benchmarking against the same peer group used for named executive officer compensation, general industry survey data and related information from Pearl Meyer and sought to benchmark cash compensation at approximately the 50th percentile of the peer group and equity at approximately the 75th percentile of the peer group. The following table sets forth the compensation program for directors in effect during fiscal 2019 and 2020.

	Fiscal 2019 ($)	Fiscal 2020 ($)
Annual cash retainer:

• Board	70,000	85,000

Additional annual cash retainers:

• Lead Director	50,000	50,000

• Audit Committee Chair	20,000	25,000

• Compensation Committee Chair	15,000	20,000

• Nominating and Corporate Governance Committee Chair	10,000	15,000

Annual grant of restricted stock units (grant date fair value)	120,000	130,000

The Company also reimburses expenses associated with attendance at Board meetings for all directors. The Company does not provide any perquisites to its independent directors.

Annual grants of restricted stock units ("RSUs") are made under the Amended and Restated At Home Group Inc. Equity Incentive Plan (the "2016 Equity Plan") during the first quarter of each fiscal year, as of the regularly scheduled Board meeting. Any newly appointed or elected non-employee director will be granted a pro rata portion of such RSUs as of the date of initial appointment. The RSUs vest in full on the first anniversary of the grant date (or earlier in the event of termination of the director by the Company without cause on or within one year following a change in control), subject to the director's continued service to the Company through such vesting date. The RSUs will be settled in shares of Company common stock within thirty days following the vesting date.

AT HOME GROUP INC. 2020 PROXY STATEMENT	22

BOARD MATTERS

Fiscal 2020 Director Compensation Table

The table below sets forth the compensation of each non-employee director in fiscal 2020, excluding Mr. Bird whose compensation is covered in the Summary Compensation Table for fiscal 2020. Mr. Butcher did not serve as a director during fiscal 2020.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Total ($)
Steve K. Barbarick	85,000	130,016	215,016

Wendy A. Beck	110,000	130,016	240,016

Paula L. Bennett	85,000	130,016	215,016

Elisabeth B. Charles	85,000	130,016	215,016

Joanne C. Crevoiserat	85,000	130,016	215,016

Martin C. Eltrich, III(3)	—	—	—

Philip L. Francis	100,000	130,016	230,016

Allen I. Questrom	85,000	130,016	215,016

Larry D. Stone	155,000	130,016	285,016

Total	790,000	1,040,131	1,830,131

(1)
Represents the aggregate grant date fair value of the RSUs, equal to the closing price of the Company's common stock on the grant date multiplied by the number of RSUs, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"). The closing price per share of our common stock on March 28, 2019 (the grant date) was $17.83. The Company does not pay fractional RSUs.

(2)
As of January 25, 2020, non-employee directors held the following stock options and RSUs: Mr. Barbarick, 7,292 RSUs; Ms. Beck, 7,292 RSUs and options to purchase 56,517 shares of common stock; Ms. Bennett, 7,292 RSUs; Ms. Charles, 7,292 RSUs and options to purchase 3,488 shares of common stock; Ms. Crevoiserat, 7,292 RSUs; Mr. Francis, 7,292 RSUs and options to purchase 56,517 shares of common stock; Mr. Questrom, 7,292 RSUs and options to purchase 56,517 shares of common stock; and Mr. Stone, 7,292 RSUs and options to purchase 56,517 shares of common stock. Mr. Eltrich did not hold any stock options or RSUs as of such date.

(3)
Mr. Eltrich was appointed to the Board by AEA and does not receive any individual compensation for his service as a director.

AT HOME GROUP INC. 2020 PROXY STATEMENT	23

EXECUTIVE OFFICERS

The following table sets forth, as of the Record Date, the name and age of each executive officer of the Company, indicating all positions with us currently held by such executive officer:

Name	Age	Title
Lewis L. Bird III	56	Chairman of the Board and Chief Executive Officer

Peter S.G. Corsa	51	Chief Operating Officer and President

Jeffrey R. Knudson	45	Chief Financial Officer

Sumit Anand	42	Chief Information Officer and Head of Strategy

Mary Jane Broussard	60	General Counsel, Corporate Secretary and Interim Chief Human Resources Officer

Norman E. McLeod	57	Chief Development Officer

Ashley F. Sheetz	46	Chief Marketing Officer and Chief Digital Officer

Chad C. Stauffer	49	Chief Merchandising Officer

Set forth below are descriptions of the backgrounds of each executive officer of the Company as of the Record Date. See "Board Matters—Director Background and Qualifications" for biographical and other information regarding Mr. Bird.

Peter S. G. Corsa
Chief Operating Officer since December 2016 President since March 2019
Mr. Corsa joined the Company as Chief Stores Officer in March 2013. Prior to joining the Company, Mr. Corsa served as Vice President of KSL Resorts from 2011 to 2013, which operates luxury resorts throughout the United States. Before this, he served as Executive Vice President of Retail for Stuart Weitzman from 2006 to 2011. In addition, he served as Senior Director of Store Operations for Gap from 2004 to 2006, Senior Director of Loss Prevention for Old Navy from 2002 to 2003, and Director of Store Operations for Old Navy from 1999 to 2002. Mr. Corsa received his MBA from St. Mary's College of California and his Bachelor's degree in Political Science from the University of California, Santa Barbara.

Jeffrey R. Knudson
Chief Financial Officer since September 2018
Mr. Knudson previously served as Senior Vice President, Finance and Retail Controller for CVS Health Corporation from January 2012 to September 2018. Prior to that, he served as Vice President of Finance and Accounting at CVS Caremark, a subsidiary of CVS Health Corporation, from July 2008 to December 2011, Director, Treasury/Mergers and Acquisitions at Limited Brands, Inc. from October 2006 to June 2008, and held various positions, including Director, Mergers and Acquisitions, at Express Scripts, Inc. from March 2001 to September 2006. Mr. Knudson began his career with PricewaterhouseCoopers LLP and holds a B.S.B.A. in Accountancy from the University of San Diego.

AT HOME GROUP INC. 2020 PROXY STATEMENT	24

EXECUTIVE OFFICERS

Sumit Anand
Chief Information Officer since July 2018 Head of Strategy since August 2019
Mr. Anand, prior to joining the Company, was the Senior Vice President of Information Technology from 2015 to 2018 at Signet Jewelers, a large specialty jewelry retailer in the United States, Canada and United Kingdom. In that role, Mr. Anand was responsible for several capability areas, including stores, e-commerce and omni-channel. In addition, he served as an executive in the digital retail practice of Accenture from 2007 to 2015. Mr. Anand received his Masters of Science—Information Systems from University of Colorado.

Mary Jane Broussard
General Counsel since March 2014 Corporate Secretary since September 2013 Interim Chief Human Resources Officer since December 2019
Ms. Broussard previously served as our Vice President, Legal Counsel since June 2013. Prior to joining us, Ms. Broussard was a partner with Brown McCarroll, L.L.P. (a regional law firm based in Dallas, TX) from 1993 to 2013, and an associate with the same firm from 1987 to 1993. Prior to her legal career, Ms. Broussard was a Certified Public Accountant with a national accounting firm from 1982 to 1984. Ms. Broussard received both her Juris Doctorate and Bachelor of Business Administration from the University of Texas at Austin.

Norman E. McLeod
Chief Development Officer since October 2013
Mr. McLeod previously served as Vice President of Development and Real Estate for FedEx Office, a subsidiary of FedEx Corporation, from 2004 to 2013. Prior to this, Mr. McLeod was with YUM! Brands, Inc. from 1992 to 2004, most recently serving as Director of Development. In addition to this role, he also served as National Director of Construction, Franchise Development Director, Market Planning, Director of Special Projects and Equipment, and Development Manager. Prior to these roles, Mr. McLeod served as Director of Construction for Turnkey Construction Company from 1991 to 1992, and as a Staff Engineer and Project Manager for Mobil Oil Corporation from 1986 to 1991. Mr. McLeod received his Bachelor's degree in Civil Engineering from Texas Tech University.

AT HOME GROUP INC. 2020 PROXY STATEMENT	25

EXECUTIVE OFFICERS

Ashley Sheetz
Chief Marketing Officer since January 2017 Chief Digital Officer since September 2019
Ms. Sheetz, prior to joining the Company, served as Chief Marketing Officer, Group Vice President at Sally Beauty Holdings, Inc. from March 2014 to January 2017. At Sally Beauty, Ms. Sheetz was responsible for repositioning and rebranding the company, upgrading the omni-channel experience, growing the e-commerce business through direct P&L ownership, and overhauling the loyalty and CRM programs. Prior to joining Sally Beauty in 2014, Ms. Sheetz held various marketing leadership positions from 2008 through 2014 with GameStop, most recently serving as Chief Marketing Officer, Vice President. In this role, she focused on long-term growth and introducing new businesses and store concepts while managing a staff across brand, consumer insights, promotions, loyalty, and CRM functions. Prior to GameStop, Ms. Sheetz held leadership roles with various advertising agencies working on national brand accounts. Ms. Sheetz was with DDB Dallas/Tracy Locke from 2000 to 2008, TM Advertising from 1997 to 2000 and Publicis Dallas from 1996 to 1997. Ms. Sheetz currently serves as a member of the board of directors of Springs Window Fashions. She also serves on the board of directors for the Dallas Habitat for Humanity. Ms. Sheetz received her bachelor's degree in Advertising from the University of Texas at Austin and a Graduate Finance Certificate from the SMU Cox School of Business.

Chad C. Stauffer
Chief Merchandising Officer since June 2019
Mr. Stauffer previously served as Senior Vice President, General Merchandising Manager—Everyday of At Home Procurement Inc., a subsidiary of the Company, from May 2018 to June 2019. Prior to joining the Company, Mr. Stauffer spent eight years at Bon-Ton, serving as President of Merchandising and Marketing, including a year at Carson Pirie Scott, a Division of Saks, Inc., which was purchased and merged with Bon-Ton. Mr. Stauffer served as President of Merchandising and Marketing of Bon-Ton Stores Inc. when Bon Ton filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in February 2018. Prior to that, he served as Chief Merchandising Officer, Senior Vice President and General Merchandise Manager of Center Core and Children's. He was previously Senior Vice President and General Merchandise Manager of Men's, Children's and Home, and Group Vice President of Private Brand Strategic Planning and Product Development for Men's and Children's. Mr. Stauffer previously held various positions at Belk Department Stores, including Vice President and Divisional Merchandise Manager of Home Store, and Vice President and Divisional Merchandise Manager of Children's Apparel, Accessories & Toys. He has also held positions on the merchandise teams of Kohl's, J.C. Penney, and May Department Stores. Mr. Stauffer holds a Bachelor of Arts in History from Brigham Young University.

AT HOME GROUP INC. 2020 PROXY STATEMENT	26

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis ("CD&A") describes the philosophy, objectives, process, and components of our fiscal 2020 executive compensation program for the following executive officers (collectively, the "named executive officers"):

Name	Title	Recent Employment History with Company
Lewis L. Bird III	Chairman of the Board and Chief Executive Officer	• Chief Executive Officer since December 2012 • President from September 2015 to March 2019

Jeffrey R. Knudson	Chief Financial Officer	• Chief Financial Officer since September 2018

Peter S.G. Corsa	Chief Operating Officer and President	• President since March 2019 • Chief Operating Officer since December 2016 • Chief Stores Officer from March 2013 to December 2016

Ashley F. Sheetz	Chief Marketing Officer and Chief Digital Officer	• Chief Marketing Officer since January 2017 • Chief Digital Officer since September 2019

Chad C. Stauffer	Chief Merchandising Officer	• Chief Merchandising Officer since June 2019 • Senior Vice President, General Merchandising Manager—Everyday from May 2018 to June 2019

CD&A TABLE OF CONTENTS

Page 27	Executive Summary

Page 35	Key Features and Purposes of Fiscal 2020 Compensation Elements

Page 36	Advisors Utilized in Determination of Executive Compensation

Page 37	Fiscal 2020 Compensation Program and Determinations

Page 42	Other Equity-Related Policies

Page 43	Tax and Accounting Implications

EXECUTIVE SUMMARY

Company Performance

At Home is the leading home décor superstore based on the number of our locations and our large format stores that we believe dedicate more space per store to home décor than any other player in the industry. We are focused on providing the broadest assortment of products for any room, in any style, for any budget. We utilize our space advantage to out-assort our competition, offering over 50,000 SKUs throughout our stores. Our differentiated merchandising strategy allows us to identify on-trend products and then value engineer those products to provide desirable aesthetics at attractive price points for our customers. Over 70% of our products are unbranded, private

AT HOME GROUP INC. 2020 PROXY STATEMENT	27

COMPENSATION DISCUSSION AND ANALYSIS

label or specifically designed for us. We believe that our broad and comprehensive offering and compelling value proposition combine to create a leading destination for home décor with the opportunity to continue taking market share in a highly fragmented and growing industry.

Fiscal 2020 was a challenging year for our company as we faced a number of external and internal headwinds, including a compressed holiday season, adverse weather in the first half of the year, and the unfavorable impact of tariffs on our sales and margins. However, we took decisive action during the year to correct course and we have already begun rolling out exciting initiatives that, in spite of the unchartered waters encountered in fiscal 2021, will continue to position us for long-term growth.

Compensation Philosophy and Objectives

The Company's compensation program for named executive officers is designed to attract and retain high-performing executive leaders who drive its long-term success and increase stockholder value.

The program provides a market-competitive base salary and short- and long-term incentive compensation components that are earned primarily based on performance. The Compensation Committee regularly reviews the named executive officer compensation program to ensure the fulfillment of our compensation philosophy and goals. The key principles and objectives underlying our compensation philosophy are the following:

1 PAY FOR PERFORMANCE	2 STOCKHOLDER ALIGNMENT
A significant portion of total compensation should be at risk or performance-based, including a portion dependent upon the attainment of specific and measurable annual and long-term performance objectives.	Key elements of compensation should be designed to create long-term value for our stockholders, as well as foster a culture of ownership.

3 COMPETITIVENESS	4 ATTRACTION AND RETENTION
Target annual compensation should be competitive with that being offered to individuals holding comparable positions at other companies in our industry of similar size.	The Company must attract, motivate and retain highly-talented people with exceptional leadership capabilities.

While remaining flexible to achieve its overall philosophy, the Compensation Committee utilizes peer group data (for the Chief Executive Officer and Chief Financial Officer) and a combination of peer group and industry survey data (for the other named executive officers) to benchmark base salary and bonus near the 50th percentile of the market and long-term incentives near the 75th percentile of the market, with each compensation component varying from such market positioning based on individual experience, skills, capabilities and knowledge, as well as internal pay equity and internal promotions. The Compensation Committee has determined to move away from its historical practice of benchmarking long-term incentives near the 75th percentile of the market for purposes of fiscal 2021 compensation.

AT HOME GROUP INC. 2020 PROXY STATEMENT	28

COMPENSATION DISCUSSION AND ANALYSIS

History of Compensation Program—A Gradual Shift from Private Equity Model to Public Company Model

The following table summarizes the actions taken by the Compensation Committee since 2011 to align our executive compensation program with evolving understanding of stockholder interests.

2011	2012	2016	2017	2018	2019
• AEA and Starr acquire Garden Ridge	• Mr. Bird hired as CEO	• Initial Public Offering	• CEO Mr. Bird replaces Sponsor appointee as Chairman of the Board	• Majority independent Board and fully independent committees • Loss of controlled company status • Independent Lead Director appointed	• Loss of emerging growth company status • First Say-on-Pay vote
PRE-IPO / PRIVATE EQUITY SPONSORED		IPO / TRANSITION	PUBLIC COMPANY		INITIAL SAY-ON-PAY VOTE—FISCAL 2020
Compensation philosophy was to minimize cash compensation in favor of equity participation

Equity participation was limited to the senior executive team

Initial grants made at hire

•

100% stock options

•

Awards generally calibrated by ownership percent or expected future value; awards tend to be large by public-company standards to reflect risk

Additional "top up" grants limited to promotions

Liquidity contingent on a transaction

•

Stock options vested over 4 years

•

The lack of public market served as strong retention "hook"

In preparation for the IPO, the Company retained an outside advisor to develop recommendations regarding public company compensation

•

Developed peer group

•

Adjusted target compensation

All pre-IPO stock options vested

In conjunction with the IPO, the Company granted additional equity

•

New retention for executives with fully vested equity

•

Expanded participation consistent with public company practice

•

100% stock options; grant values slightly above market median; vesting tied to the achievement of stock price hurdles

In fiscal 2019, annual long-term incentive program established

•

Stock options (75%) and RSUs (25%)

Additional option grants to executives (excluded CEO) in April 2018

•

Strong stock price performance post-IPO resulted in early vesting of IPO grants

•

Intended to provide additional retention as new annual program phases in

Under a separate program, CEO given a multi-year equity award for retention (CEO Special Option Grant)

•

Stock options 100% vested at grant for accounting purposes

•

Limits on transferability based on specified conditions

Low support received for first Say-on-Pay vote

Annual long-term incentive program established in fiscal 2019 continued for fiscal 2020

CEO Special Option Grant cancelled in September 2019

September 2019 additional grants to executives (excluded CEO)

•

Stock options and Performance Share Units ("PSUs")

•

PSUs are earned based on percentage expansion of Adjusted Net Income (50%) and comparable store sales growth (50%) for fiscal 2021 and 2022

•

Intended to address retention risk due to outstanding stock options held by NEOs being underwater

Feedback from stockholder outreach considered in fiscal 2021 compensation program

AT HOME GROUP INC. 2020 PROXY STATEMENT	29

COMPENSATION DISCUSSION AND ANALYSIS

Say-on-Pay—Significant Engagement and Responsiveness

At Home was an emerging growth company until January 26, 2019, the end of fiscal 2019. Therefore, the 2019 annual meeting of stockholders included our first Say-on-Pay proposal. At the 2019 annual meeting, 49.6% of votes cast (excluding abstentions and broker non-votes) voted for the advisory approval of the fiscal 2019 compensation of our named executive officers. The Compensation Committee determined it was necessary to hear directly from stockholders regarding underlying concerns and to consider significant action in response to the say-on-pay failure.

An Engaged, Fully Independent Compensation Committee and Significant Consultation with its Independent Compensation Consultant.	Between the 2019 annual meeting and the initial fiscal 2021 compensation determinations for our named executive officers in March 2020, the Compensation Committee met ten times, substantially all including its independent compensation consultant.

Meaningful Stockholder Outreach Focused on Key Compensation Matters, Led by the Independent Lead Director and Chair of the Independent Compensation Committee.	Mr. Stone led a significant engagement effort to solicit feedback from stockholders on our executive compensation program. In fall 2019, we reached out to 22 of our top 30 stockholders as of such date, representing over 66% of our outstanding common stock (based on holdings as of June 30, 2019). Thereafter, Mr. Stone, our independent Lead Director and chairman of the Compensation Committee, together with certain members of management, met with all responsive stockholders, representing nine stockholders and ownership of over 46% of our outstanding common stock. At the direction of the Board to encourage an open dialogue, Mr. Bird did not participate in the stockholder outreach process.

Evaluation and Responsiveness to Stockholder Feedback—Intent to Expedite Shift of Compensation Structure Away from Private-Equity Sponsor Model to Mature Public Company Model.	As a direct result of the targeted stockholder outreach and the efforts of the Compensation Committee, the Compensation Committee began to expedite the shift of the Company's compensation structure from a private-equity sponsor model to a mature public company model in fiscal 2020 and 2021. However, before the Compensation Committee finalized the fiscal 2021 compensation program and established target annual compensation for our named executive officers, the COVID-19 pandemic began to significantly impact the U.S. economy and our operations. As part of the Board's decision to operate the Company to preserve liquidity given the uncertain economic environment, as well as the adverse impacts on the general employee population and stockholders, the Compensation Committee determined to delay the implementation of the planned changes to the compensation program and to re-evaluate target annual compensation for our named executive officers.

AT HOME GROUP INC. 2020 PROXY STATEMENT	30

COMPENSATION DISCUSSION AND ANALYSIS

What We Heard	What We Did
Our stockholders disfavor significant, one-time equity grants	Cancelled the CEO Special Option Grant (defined below) at Mr. Bird's request in September 2019 for no consideration

Compensation Committee commitment to align Mr. Bird's compensation program with the other named executive officers, including participation in the same bonus plan and annual equity award program, as well as the same performance goals and equity components

Some stockholders expressed concern regarding our pay philosophy to benchmark long-term incentives near the 75th percentile of the market	Compensation Committee determination to reduce benchmarking ranges, including for long-term incentives

Our stockholders prefer a mix of metrics focused on top-line growth and profitably; feedback on preferred metrics varied, but many of our stockholders support total sales growth	Fiscal 2021 annual bonuses were to be subject to the achievement of two new performance metrics, equally weighted: total sales growth and adjusted operating income, but the Compensation Committee is reevaluating the executive bonus program for fiscal 2021 due to the impact of the COVID-19 pandemic

Our stockholders support moving away from stock options due to market volatility and prefer that a reasonable portion of long-term equity awards be tied to performance-based outcomes, recognizing the need also to utilize time-based awards to support retention	Reflecting stockholder feedback, improving alignment with our stockholders and long-term operating goals, and considering peer group data, the Compensation Committee intended to increase the program's emphasis on at risk and performance-based compensation through a mix of performance stock units, RSUs and stock options

Our stockholders want to improve the linkage between long-term equity awards and strategic priorities and overall long-term profitability	The Compensation Committee also intended to improve performance goal alignment with strategic priorities and overall long-term profitability but determined to maintain flexibility and defer a decision regarding the timing and structure of annual equity awards due to the impact of the COVID-19 pandemic

AT HOME GROUP INC. 2020 PROXY STATEMENT	31

COMPENSATION DISCUSSION AND ANALYSIS

CEO Compensation—Fiscal 2020

Reasonable Target Annual Compensation.	Mr. Bird's target annual compensation was $2,189,445, which consisted solely of base salary, a target cash bonus and limited perquisites. Due to the CEO Special Option Grant in fiscal 2019, the Compensation Committee determined that Mr. Bird would not receive the annual equity award granted to other named executive officers in March 2019 or the special retention award granted to other named executive officers in September 2019.

Lower Earned Annual Compensation Due to No Earned Performance Bonus.	No bonuses were earned under the fiscal 2020 Management Bonus Plan. Therefore, Mr. Bird's actual total compensation for fiscal 2020, as reported in the Summary Compensation Table, was as follows:

Base Salary	Bonus	Equity Awards	Other Compensation (perquisites and other benefits)	Total
$969,231	$0	N/A	$39,445	$1,008,676

Cancellation of Multi-Year Option Granted in Fiscal 2019.	Mr. Bird's fiscal 2019 award of nonqualified stock options had an exercise price of $38.35 per share and an aggregate grant date fair value of $41.5 million. The stock options were vested immediately on the grant date, subject to certain transfer restrictions on the shares received (the "CEO Special Option Grant"). Following the low support for Say-on-Pay at our 2019 annual meeting, in September 2019, at Mr. Bird's request and as agreed to by the Compensation Committee, the Company cancelled the CEO Special Option Grant. Mr. Bird received no consideration in connection with the cancellation.

Named Executive Officer Compensation—Fiscal 2021

Reduction in named executive officer base salaries.	Mr. Bird elected to forgo 100% of his salary for the duration of our home office employee furlough and to redirect a portion of his base salary for fiscal 2021 to the Company's charitable foundation used to provide emergency financial assistance to our employees. In addition, the base salaries of our named executive officers were temporarily reduced by 30%.

Establishment of executive bonus plan delayed due to COVID-19 pandemic.	Reflecting stockholder feedback, improving alignment with our stockholders and near-term operating goals, and considering peer group data, the Compensation Committee had intended fiscal 2021 annual bonuses for executive officers to be subject to the achievement of two new performance metrics, equally weighted: total sales growth and adjusted operating income. However, due to the impact of the COVID-19 pandemic, the Compensation Committee is reevaluating the executive bonus program for fiscal 2021.

Annual equity program—no awards to date.	The Compensation Committee determined to maintain flexibility and defer a decision regarding the timing and structure of annual equity awards.

AT HOME GROUP INC. 2020 PROXY STATEMENT	32

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee Implementation of Improved Compensation Governance

What We Do
Annually determine peer group and utilize peer group benchmarking (all NEOs) and survey data (NEOs, except CEO and CFO)
Fully independent Compensation Committee, with active engagement of independent compensation consultant
Pay-for-performance bonus plan using performance goals and fixed caps
Annual equity award program, including significant pay-for-performance components
Robust stock ownership guidelines for executive officers
Executive compensation clawback policy
Compensation Committee oversight to confirm no undue risk in compensation programs of At Home
Annual stockholder Say-on-Pay vote

What We Don't Do
No guaranteed bonuses, excluding limited new hire inducement
Limited use of perquisites
No defined benefit, supplemental executive retirement or nonqualified deferred compensation plans
No tax gross-ups, except for limited new hire inducement and for annual wellness exam
Strict prohibition on hedging and pledging by directors and executive officers

Fiscal 2020 Incentive Compensation Programs

Management Bonus Plan—Achievement of Performance Measures Below Threshold Resulting in No Earned Bonus

Consistent with recent years, the Compensation Committee established the Management Bonus Plan for fiscal 2020 with two performance measures with specified weighting. The Company's performance for the fiscal year determines the achievement multiple through the use of an achievement table, which is established annually by the Compensation Committee. Each named executive officer's bonus is equal to such person's bonus target (based upon a percentage of base salary) multiplied by the bonus multiplier.

For fiscal 2020, the threshold performance level was not achieved for either the Adjusted EBITDA or comparable store sales growth metric. Therefore, no bonuses were earned by or paid to the named executive officers for fiscal 2020.

Potential Multiplier	0 - 170%	0 - 200%

Target Performance	$219.1 million	3.5%

Actual Performance	$175.3 million	(1.7%)

Earned Multiplier	0%	0%	0%

AT HOME GROUP INC. 2020 PROXY STATEMENT	33

COMPENSATION DISCUSSION AND ANALYSIS

Equity Award Programs—For Other Named Executive Officers, Continuing Implementation of Annual Equity Award Program and Granting Special Retention Awards During Transition Due to Low Holding Power

ANNUAL EQUITY AWARD PROGRAM.

Beginning in fiscal 2019, the Board determined to implement an annual equity award program for executive officers and other key employees, other than Mr. Bird, to address incentive and retention objectives. Similar to fiscal 2019, the fiscal 2020 annual equity program included the grant of RSUs (25%) and nonqualified stock options (75%), which vest in equal installments on each of the first three anniversaries of the grant date.

SPECIAL RETENTION AWARDS.

Due to the decline in the Company's stock price during fiscal 2020 and the retention risk resulting from substantially all stock options held by the named executive officers being out-of-the-money, in September 2019, the Compensation Committee granted a special equity award to executive officers and other key employees, other than Mr. Bird, consisting of a majority of PSUs as well as nonqualified stock options.

The stock options vest in full on January 29, 2022. The PSUs are earned and vest based on achievement of comparable store sales growth (50%) and percentage expansion of Adjusted Net Income (50%) over the eight fiscal quarters ending on January 29, 2022. The number of shares, if any, deliverable upon settlement of the PSUs for each metric will equal 50% to 200% of the target award, beginning with a 50% payout if the threshold performance is satisfied.

AT HOME GROUP INC. 2020 PROXY STATEMENT	34

COMPENSATION DISCUSSION AND ANALYSIS

KEY FEATURES AND PURPOSES OF FISCAL 2020 COMPENSATION ELEMENTS

The following table sets forth how each component of fiscal 2020 compensation was intended to satisfy one or more of the key principles and objectives underlying our compensation philosophy.

Element	Pay Philosophy/Objectives	Components	Key Features
Base Salary

•

Incentivizes achievement of individual performance goals

•

Attracts employees in a competitive market

•

Preserves employee's commitment during downturns in our industry and/or equity markets generally

• Cash-based

•

Initially established in employment agreement

•

Annual review based on peer group benchmarking, with individual levels aligned with experience, knowledge, performance, internal pay equity and future growth

Bonus	• Pay-for-performance focus, linking the Company's business strategy and financial performance • Short-term incentive	• Cash-based • Adjusted EBITDA (75% weighted) and comparable store sales growth (25% weighted)	• Bonus target as percentage of base salary • Company performance metrics – Adjusted EBITDA, 0-170% multiplier – Comparable store sales growth, 0-200% multiplier

Perquisites	• Competitive benefit package to attract and retain executives	• Includes – financial planning allowance, – annual wellness exam, – relocation benefits with related tax-gross up for new hires, and – 401k matching contribution	• Specified benefits targeted generally to matters that indirectly benefit the Company

Annual Equity Award—NEOs except Mr. Bird

•

Pay-for-performance focus, linking the Company's business strategy and stock performance

•

Align long-term interests with stockholders

•

Multiple award types provide diverse incentives—RSUs provide full value on grant that serves retention needs, while stock options are solely focused on upside and therefore value creation

		• 25% RSUs • 75% stock options	• 3-year pro rata vesting

Special Retention Equity Award—NEOs except Mr. Bird

•

Pay-for-performance focus, linking the Company's business strategy and stock performance

•

Align long-term interests with stockholders

•

To assist in retention following significant degradation in stock price resulting in substantially all NEO stock options being underwater

		• PSUs (comparable store sales growth (50%) and percentage expansion of adjusted net income (50%)) • Stock options	• PSUs vest based on financial metrics over the eight fiscal quarters ending on January 29, 2022 • Stock options cliff vest on January 29, 2022

Inducement and Severance Benefits	• Retention of talent due to significant competition among retail peers	• Inducement benefits including guaranteed bonus, sign-on bonus, and/or equity award in initial hiring year • Severance benefits	• Establishes target compensation in initial year of employment • Non-competition, non-solicitation and confidentiality restrictions

AT HOME GROUP INC. 2020 PROXY STATEMENT	35

COMPENSATION DISCUSSION AND ANALYSIS

ADVISORS UTILIZED IN DETERMINATION OF EXECUTIVE COMPENSATION

Management

In determining the compensation of named executive officers other than Mr. Bird, the Compensation Committee receives significant input from Mr. Bird, and leadership in the human resources department. Mr. Bird has the most involvement in, and knowledge of, the Company's business goals, strategies and performance, the overall effectiveness of our management team and each person's individual contribution to the Company's performance. Other key leaders also provide valuable context for the Company's human capital management efforts as well as an understanding of peer and general market practices regarding compensation. For each named executive officer other than Mr. Bird, Mr. Bird presents a compensation recommendation, which is reviewed by the Chairperson of the Compensation Committee and presented to such Committee. No person provides input with respect to his or her own compensation. Management also provides the Committee with information regarding the individual's experience, current performance, potential for advancement, and other subjective factors. The Committee retains the discretion to modify the recommendations of management and reviews such recommendations for their reasonableness based on individual and Company performance as well as market information.

The Compensation Committee works with management to set the agenda for Committee meetings, and Mr. Bird is invited regularly to attend such meetings. The Committee also meets regularly in executive session to discuss compensation issues generally outside the presence of management, as well as to review the performance and determine the compensation of Mr. Bird.

Independent Compensation Consultant

The Compensation Committee determined to re-engage Pearl Meyer as its independent compensation consultant for fiscal 2020 and approved the terms of such engagement. Representatives of Pearl Meyer are invited to attend certain Compensation Committee meetings. Among other matters, Pearl Meyer provided recommendations on an appropriate peer group, peer group benchmarking regarding target annual compensation for all named executive officers, as well as detailed information on alternatives for the design and implementation of the named executive officer compensation program. Pearl Meyer also provided recommendations on inducements for new executives hired in fiscal 2020.

Fiscal 2020 Peer Group

Based on the advice of Pearl Meyer and members' extensive experience with compensation practices in other businesses, the Compensation Committee determined that the following companies were appropriate for purposes of benchmarking the fiscal 2020 compensation of the named executive officers. For fiscal 2020, compensation decisions for the Chief Executive Officer and Chief Financial Officer were evaluated using peer group benchmarking, while the Compensation Committee referenced a combination of peer group data and general survey data in evaluating compensation for the other named executive officers. The Compensation Committee reviewed the peer group companies based on objective factors, including industry and revenue, and subjective factors, including business model and competition for talent, and considered the range and median of revenue and market capitalization represented by the peer companies to be appropriate given the Company's focus on recruiting, motivating and retaining top talent.

AT HOME GROUP INC. 2020 PROXY STATEMENT	36

COMPENSATION DISCUSSION AND ANALYSIS

• Aaron's Inc.*	• Floor & Décor Holdings, Inc.	• Party City Holdco Inc.

• Carters Inc.*	• Haverty Furniture Companies, Inc.	• RH

• Chico's FAS, Inc.	• Herman Miller, Inc.	• The Michaels Companies, Inc.

• Designer Brands Inc.*	• La-Z-Boy Incorporated	• Ulta Beauty, Inc.*

• Five Below, Inc.	• Ollie's Bargain Outlet Holdings, Inc.	• Williams-Sonoma, Inc.

*
Represents new fiscal 2020 peer group companies. Companies included in the fiscal 2019 peer group but removed for fiscal 2020 include Dave & Busters Entertainment, Inc., Sleep Number Corporation, Kirkland's Inc., The Container Store Group, Inc., and Pier 1 Imports, Inc.

The peer group has been reviewed and updated annually in recent years due to the Company's significant growth. However, as of the date hereof, the Compensation Committee determined to maintain the foregoing peer group for fiscal 2021 benchmarking.

FISCAL 2020 COMPENSATION PROGRAM AND DETERMINATIONS

We compensate our named executive officers through a combination of base salary, annual cash bonuses, sign-on bonuses, long-term equity incentives, and other benefits as described below.

Annual Compensation Pay Mix

Chief Executive Officer Compensation

Mr. Bird's actual total compensation for fiscal 2020, as reported in the Summary Compensation Table, was as follows:

Base Salary	Bonus	Equity Awards	Other Compensation (perquisites)	Total
$969,231	$0	N/A	$39,445	$1,008,676

Other Named Executive Officer Compensation

The average target pay mix for our other named executive officers in fiscal 2020 is set forth below.

AT HOME GROUP INC. 2020 PROXY STATEMENT	37

COMPENSATION DISCUSSION AND ANALYSIS

Base Salary

Base salaries are reviewed on an annual basis. Base salaries for our named executive officers in fiscal 2020 were increased at the discretion of the Compensation Committee considering peer group benchmarking for Mr. Bird and Mr. Knudson and considering a combination of peer group benchmarking and industry survey data for the other named executive officers, and also taking into account internal pay equity and individual performance factors.

The following table sets forth the base salaries in effect for the named executive officers during fiscal 2019 and 2020.

Name	March 2018 – September 2018 ($)	September 2018 – March 2019 ($)	March 2019 – January 2020 ($)
Lewis L. Bird III	800,000	800,000	1,000,000

Jeffrey R. Knudson(1)	450,000	450,000	450,000

Peter S.G. Corsa	475,000	500,000	600,000

Ashley F. Sheetz	370,000	400,000	450,000

Chad C. Stauffer(2)	400,000	400,000	500,000

(1)
Mr. Knudson was appointed Chief Financial Officer in September 2018.

(2)
The base salary of Mr. Stauffer was increased in connection with his promotion to Chief Merchandising Officer in June 2019.

Management Bonus Plan

2020 Management Bonus Plan

Bonus targets are set as percentages of base salaries (based on the base salary actually paid in such fiscal year). The earned bonus is determined by the bonus target in dollars multiplied by an earned multiplier based on achievement of performance metrics.

In fiscal 2020, the Compensation Committee increased the bonus targets as a percentage of base salary utilizing peer group benchmarking for Mr. Bird and Mr. Knudson and utilizing a combination of peer group benchmarking and industry survey data for the other named executive officers, and also taking into account internal pay equity and individual performance factors. Further, the dollar amount of the bonus targets also increased due to the aforementioned changes in base salaries. The following table sets forth the target bonuses as a percentage of base salary for the named executive officers in fiscal 2019 and 2020.

Name	% of Base Salary in Fiscal 2019	% of Base Salary in Fiscal 2020
Lewis L. Bird III	100	115

Jeffrey R. Knudson	60	70

Peter S.G. Corsa	60	70

Ashley F. Sheetz	60	70

Chad C. Stauffer(1)	50	70

(1)
The target bonus of Mr. Stauffer was increased in connection with his promotion to Chief Merchandising Officer in June 2019 and was prorated for fiscal 2020 so that a rate of 50% of his base salary was applied prior to his promotion and a rate of 70% of his base salary was applied following his promotion.

Consistent with recent years, the Compensation Committee set the following two Company performance measures to earn a bonus under the Management Bonus Plan for fiscal 2020. Management and the Board use these performance metrics to assess the Company's performance, to evaluate the effectiveness of business strategies, to make budgeting decisions and to compare the Company's performance against that of other peer companies using

AT HOME GROUP INC. 2020 PROXY STATEMENT	38

COMPENSATION DISCUSSION AND ANALYSIS

similar measures. The Compensation Committee utilizes the same definitions as are used for purposes of the Company's earnings releases furnished to stockholders.

Adjusted EBITDA versus the financial plan for the fiscal year	75% of the target bonus	Defined as net (loss) income before net interest expense, loss from early extinguishment of debt, income tax provision and depreciation and amortization, adjusted for the impact of certain other items as defined in our debt agreements, including certain legal settlements and consulting and other professional fees, stock-based compensation expense, impairment charges, gain on sale-leaseback, non-cash rent, IPO related non-cash stock-based compensation expense, non-cash stock-based compensation expense related to the CEO Special Option Grant and other adjustments.

Comparable store sales growth versus the financial plan for the fiscal year	25% of the target bonus	Defined as the change in period-over-period net sales for the comparable store base, beginning with stores on the first day of the sixteenth full fiscal month following the store's opening. When a store is being relocated or remodeled, the Company excludes sales from that store in the calculation of comparable store sales until the first day of the sixteenth full fiscal month after it reopens. Comparable store sales growth refers to the sum of the increase in comparable store sales for each of the current and preceding fiscal years.

The performance levels for each metric were established based on the Company's financial plan for fiscal 2020. The following table presents the threshold, target and maximum performance levels, and related achievement multiples, together with actual performance for fiscal 2020.

	Adjusted EBITDA 75% weighting		Comparable Store Sales Growth 25% weighting

	Achievement Multiple*	Goal	Achievement Multiple*	Goal
Threshold Performance	50%	$188.7 million	50%	0.10%

Target Performance	100%	$219.1 million	100%	3.5%

Maximum Performance	170%	$262.9 million	200%	6.5%

Actual Performance	0%	$175.3 million	0%	(1.7%)

*
For both components, there was a linear increase in the achievement multiple between threshold and target performance, and a separate but linear increase in the achievement multiple between target and maximum performance.

The performance under threshold resulted in no earned bonus and no payments under the Management Bonus Plan for fiscal 2020.

Promotion Bonus

Mr. Stauffer also received a bonus of $200,000 in connection with his promotion in June 2019. This bonus was paid in full in September 2019 when a 90-day performance period was complete and is subject to repayment of all or 50% of such bonus if Mr. Stauffer resigns or is terminated for cause on or before June 4, 2020 or June 4, 2021, respectively.

AT HOME GROUP INC. 2020 PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS

Equity Awards

Annual Equity Award Program

Beginning in fiscal 2019, the Board determined to implement an annual equity award program for executive officers and other key employees, other than Mr. Bird, to address incentive and retention objectives. In fiscal 2019 and 2020, the annual equity program included the grant of RSUs (25%) and nonqualified stock options (75%), which vest in equal installments on each of the first three anniversaries of the applicable grant date, subject to the participant's continued employment through each vesting date.

The number of RSUs granted was determined by dividing the dollar value of the annual RSU award by the closing price of the common stock on the grant date. The number of shares underlying such stock options was determined by dividing the dollar value of the annual stock option award by the grant date fair value of the stock option using the Black-Scholes option pricing model.

The aggregate grant date fair values of the fiscal 2020 annual awards described above for each named executive officer were as follows.

Name	RSUs(1) ($)	Stock Options(1) ($)
Jeffrey R. Knudson	180,012	540,002

Peter S.G. Corsa	240,010	720,003

Ashley F. Sheetz	112,507	337,503

Chad C. Stauffer	170,018	510,002

(1)
The annual awards for the named executive officers were granted on March 28, 2019. Mr. Stauffer received a regular annual grant of RSUs (target value of $60,000) and stock options (target value of $180,000) on March 28, 2019 and, in connection with his promotion to Chief Merchandising Officer, an additional grant of RSUs (target value of $110,000) and stock options (target value of $330,000) on June 7, 2019.

Special Retention Awards

Due to the decline in the Company's stock price during fiscal 2020 and the retention risk resulting from substantially all stock options held by the named executive officers being out-of-the-money, in September 2019, the Compensation Committee granted a special equity award to executive officers and other key employees, other than Mr. Bird, consisting of a majority of PSUs as well as stock options.

Management and the Board use the PSU performance metrics to assess the Company's performance, to evaluate the effectiveness of business strategies, to make budgeting decisions and to compare the Company's performance

AT HOME GROUP INC. 2020 PROXY STATEMENT	40

COMPENSATION DISCUSSION AND ANALYSIS

against that of other peer companies using similar measures. The Compensation Committee utilizes the same definitions as are used for purposes of the Company's earnings releases furnished to stockholders.

Percentage expansion of Adjusted Net Income over the eight fiscal quarters ending on January 29, 2022	50% of the target award	Defined as net (loss) income, adjusted for impairment charges, gain on sale-leaseback, IPO related non-cash stock-based compensation expense and related payroll tax expenses and the income tax impact associated with the special one-time IPO bonus stock option exercises, non-cash stock-based compensation expense related to the CEO Special Option Grant and the deferred tax expense related to the cancellation thereof, costs associated with the resignation of our former Chief Financial Officer, costs associated with the restructuring of our merchandising department and other adjustments, which include costs related to the registration and sale of shares of our common stock on behalf of certain existing stockholders, and other transaction costs.

Comparable store sales growth over the eight fiscal quarters ending on January 29, 2022	50% of the target award	Defined as the change in period-over-period net sales for the comparable store base, beginning with stores on the first day of the sixteenth full fiscal month following the store's opening. When a store is being relocated or remodeled, the Company excludes sales from that store in the calculation of comparable store sales until the first day of the sixteenth full fiscal month after it reopens. Comparable store sales growth refers to the sum of the increase in comparable store sales for each of the current and preceding fiscal years.

The achievement multiple for the performance components is:

Threshold Performance	50%

Target Performance	100%

Maximum Performance	200%

For both components, there is a linear increase in the achievement multiple between threshold and target performance, and a separate but linear increase in the achievement multiple between target and maximum performance. Vesting also is subject to the participant's continued employment through the end of the performance period.

The stock options vest in full on January 29, 2022, subject to the participant's continued employment through the vesting date.

The aggregate target dollar value of the special retention awards was individually determined for each named executive officer to address retention concerns and to maximize alignment with our stockholders, taking into account each officer's length of service and performance, the amount and retentive value of the vested and unvested equity currently held by each officer and benchmarking data provided by Pearl Meyer. The aggregate grant date fair values of the fiscal 2020 special retention awards described above for each named executive officer were as follows.

Name	PSUs(1) ($)	Stock Options(1) ($)
Jeffrey R. Knudson	179,000	126,510

Peter S.G. Corsa	214,800	159,656

Ashley F. Sheetz	100,688	74,894

Chad C. Stauffer	78,313	58,195

(1)
The special retention awards for the named executive officers were granted on September 12, 2019.

AT HOME GROUP INC. 2020 PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS

Other Compensation and Benefits

Perquisites

The Company provided each named executive officer with perquisites to indirectly benefit the Company, including a financial planning allowance, an annual wellness exam (with a tax-gross up), and relocation benefits (with a tax-gross up) for new hires. The Compensation Committee believes these benefits are competitive with similarly situated peer companies and are appropriately limited.

401(k) Plan

The Company maintains, and the named executive officers participate in, a tax-qualified 401(k) retirement savings plan. Each participant may contribute to the plan through payroll deductions, up to 100% of his or her salary and bonus limited to the maximum allowed by the Internal Revenue Service regulations. The Company provided employer "safe harbor" matching contributions to all participants, including the named executive officers, equal to 100% of salary deferrals up to 3% of a participant's compensation and 50% of salary deferrals thereafter up to 5% of a participant's compensation.

Employment Agreements and Termination Benefits

The Company generally enters into employment agreements with our named executive officers that provide for specified payments in connection with certain termination events. The Compensation Committee believes that these arrangements improve our ability to attract and retain qualified executives by providing job security to our executives.

OTHER EQUITY-RELATED POLICIES

Executive Officer Equity Ownership Guidelines

The Compensation Committee adopted executive officer equity ownership guidelines in February 2019 to further align the interests of stockholders and executives. Executive officers are expected to achieve and maintain ownership of equity with a total value equal to a multiple of such executive's base salary as follows:

Chief Executive Officer	5x

Chief Operating, Financial and Marketing Officer	3x

All Other Executive Officers	1x

Executives are expected to initially satisfy such guidelines within a five-year initial compliance period. As of the Record Date, all executive officers in service were either in compliance with the guidelines or within the compliance period and making appropriate progress. The current guidelines are available on our website at investor.athome.com.

Timing and Pricing of Equity-Based Grants

The Compensation Committee and the Board do not coordinate the timing of equity-based grants to executive officers with the release of material non-public information. Annual equity grants generally are made in the first quarter of each fiscal year during an open window period; new hire equity grants are generally made as of the hire date. The exercise price of each option is the closing price for the Company's common stock on the date approved by the Compensation Committee or the Board to be the grant date (which date is not earlier than the date the Compensation Committee or the Board approved such grant).

AT HOME GROUP INC. 2020 PROXY STATEMENT	42

COMPENSATION DISCUSSION AND ANALYSIS

TAX AND ACCOUNTING IMPLICATIONS

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally prohibits public companies from taking a tax deduction for compensation paid in excess of $1,000,000 to certain executive officers. Prior to its amendment as implemented by the Tax Cuts and Jobs Act of 2017 (the "Tax Act"), Section 162(m) of the Code provided an exception from the compensation deduction limitations for compensation that was considered "qualified performance-based compensation" under the applicable regulations. Section 162(m) of the Code also provides that a company that becomes public in connection with an IPO is exempt from applying the compensation deduction limitations for a specified period of time following its IPO (the "IPO Transition Period"). The Tax Act's amendment of Section 162(m) of the Code, among other things, eliminated, beginning in 2018, the exception to the compensation deduction limitations for "qualified performance-based compensation," other than in limited circumstances. The IPO Transition Period for an IPO effectuated prior to December 20, 2019, was not impacted by the Tax Act's amendments to Section 162(m) of the Code.

The Company completed its IPO in August 2016 and is currently operating within its IPO Transition Period with respect to its amended and restated annual bonus plan (the "Annual Bonus Plan"). However, the IPO Transition Period with respect to the Annual Bonus Plan will expire as of the date of our first stockholder meeting at which directors are elected that occurs in the 2020 calendar year. The IPO Transition Period with respect to the 2016 Equity Plan ended in fiscal 2019. While the Annual Bonus Plan and the 2016 Equity Plan currently include certain provisions that had been intended to allow the Compensation Committee, following the expiration of the Company's IPO Transition Period, to grant awards that could be considered "qualified performance-based compensation" for purposes of Section 162(m) of the Code, the Tax Act's amendments to Section 162(m) of the Code have made these provisions inapplicable for such purposes. Accordingly, any bonuses paid under the Annual Bonus Plan or performance awards granted under the 2016 Equity Plan following the expiration of the Company's IPO Transition Period to employees covered by Section 162(m) of the Code, as amended, will be subject to the compensation deduction limitations set forth in Section 162(m) of the Code. Although the Annual Bonus Plan and the 2016 Equity Plan were designed with tax considerations in mind, the Compensation Committee retains the flexibility to authorize compensation that may not be deductible if the Compensation Committee believes doing so is in the best interests of the Company.

Nonqualified Deferred Compensation

Section 409A of the Code generally imposes an additional 20% income tax, as well as interest and penalties, on recipients of deferred compensation that does not comply with Section 409A of the Code. "Deferred compensation" for this purpose generally consists of compensation to which an individual has a legally binding right in a taxable year and which is to be paid in a later taxable year. In addition to the taxes, interest and penalties, deferred compensation that does not comply with Section 409A of the Code may be required to be taken into income earlier than is intended. The Company believes that its compensation arrangements comply with, or are exempt from, the requirements of Section 409A.

Change in Control Payments

If a company makes "parachute payments," Section 280G of the Code prohibits the company from deducting the portion of the parachute payments constituting "excess parachute payments" and Section 4999 of the Code imposes on a "disqualified individual" a 20% excise tax on the excess parachute payments. For this purpose, parachute payments generally are defined as payments to disqualified individuals that are contingent upon a change in control in an amount equal to or greater than three times the disqualified individual's base amount (i.e. in general, the five-year average Form W-2 compensation). The excess parachute payments, which are nondeductible and subject to a 20% excise tax, equal the portion of the parachute payments that exceeds one times the disqualified individual's base amount.

AT HOME GROUP INC. 2020 PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS

Each of the named executive officers has an employment agreement with the Company that entitles him or her to payments upon the termination of his or her employment, including in connection with a change of control that may qualify as excess parachute payments. The 2016 Equity Plan may entitle participants to payments in connection with a change in control that may result in excess parachute payments. In accordance with Mr. Bird's employment agreement and the equity award agreements with each of the other named executive officers, if any payments or benefits to which he or she would be entitled to receive pursuant to the terms of the applicable agreement or otherwise in connection with a change in the ownership or effective control of the Company would result in all or a portion of such payments or benefits being deemed "parachute payments" under Section 280G of the Code and the excise tax imposed by Section 4999 of the Code, such payments and benefits will be reduced to the minimum extent necessary so that they would not result in the imposition of an excise tax under Section 4999 of the Code, provided that no reduction will be made if the named executive officer would receive a greater net after-tax amount absent such reduction.

Other

The Company does not pay tax gross-ups or other reimbursement payments with respect to the excise tax imposed on any person as a result of the application of Sections 4999 or 409A of the Code.

AT HOME GROUP INC. 2020 PROXY STATEMENT	44

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis in this Proxy Statement with management, including the Chief Executive Officer. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Annual Report and this Proxy Statement for the Annual Meeting.

This report has been furnished by the members of the Compensation Committee of the Board.

COMPENSATION COMMITTEE
Larry D. Stone, Chair Elisabeth B. Charles Philip L. Francis

AT HOME GROUP INC. 2020 PROXY STATEMENT	45

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

SUMMARY COMPENSATION TABLE FOR FISCAL 2020, 2019 AND 2018

The following table sets forth the compensation paid to or earned by the named executive officers that is attributable to services performed during the fiscal years ended January 25, 2020, January 26, 2019 and January 27, 2018.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Lewis L. Bird III	2020	969,231	—	—	—	—	39,445	1,008,676

Chairman and	2019	784,615	—	—	41,474,999	786,235	43,941	43,089,790

Chief Executive Officer	2018	700,000	—	—	—	935,200	37,042	1,672,242

Jeffrey R. Knudson	2020	450,000	—	359,012	666,512	—	28,997	1,504,521

Chief Financial Officer	2019	148,875	180,000	180,005	2,289,992	—	54,817	2,853,630

Peter S.G. Corsa	2020	584,615	—	454,810	879,659	—	27,904	1,946,988

Chief Operating	2019	472,115	—	189,991	2,570,794	282,928	27,459	3,543,287

Officer and President	2018	400,000	—	—	—	320,640	26,469	747,109

Ashley F. Sheetz	2020	442,308	—	213,195	412,397	—	31,095	1,098,995

Chief Marketing Officer	2019	377,308	—	189,991	2,570,010	226,807	32,367	1,756,811

Chad C. Stauffer	2020	465,385	200,000	248,331	568,197	—	27,312	1,509,225
Chief Merchandising Officer

(1)
Mr. Stauffer received a bonus of $200,000 in connection with his promotion that was paid in full in September 2019.

(2)
All stock awards in fiscal 2020 were granted under the 2016 Equity Plan. Amounts reported reflect the aggregate grant date fair value of RSUs and PSUs. The aggregate grant date fair value of the time-vested RSUs are calculated using the closing price of our common stock as quoted on NYSE on the grant date multiplied by the number of shares of common stock subject to the award, in accordance with ASC 718. With respect to the PSUs, one-half of the PSUs vest based on achievement of comparable store sales growth and one-half of the PSUs vest based on percentage expansion of adjusted net income reported by the Company over the eight fiscal quarters ending on January 29, 2022. In accordance with ASC 718, both of these conditions are considered performance conditions and the grant date fair value used in this table for the PSUs corresponds with management's expectation of the probable outcome of the performance conditions as of the grant date. The maximum grant date fair value for the PSUs granted in fiscal 2020 are as follows: Mr. Knudson, $358,000 (compared to $179,000 included in the table); Mr. Corsa, $429,600 (compared to $214,800 included in the table); Ms. Sheetz $201,375 (compared to $100,688 included in the table); and Mr. Stauffer $156,625 (compared to $78,313 included in the table).

(3)
All option awards in fiscal 2020 were granted under the 2016 Equity Plan. Amounts reported reflect the aggregate grant date fair value of stock options in accordance with ASC 718. The Company uses the Black-Scholes option pricing model to determine the grant date fair value of stock options, including valuation assumptions that are specified in Note 14—Stock-Based Compensation of our financial statements included in our annual report on Form 10-K for fiscal 2020. The stock option award granted to Mr. Bird in fiscal 2019 was cancelled during fiscal 2020 as described below under "—Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Tables—CEO Special Option Award in Fiscal 2019—Cancelled in Fiscal 2020"; however, such cancellation does not impact the amounts reported in this table.

(4)
No amounts were earned or paid pursuant to the Management Bonus Plan for fiscal 2020.

(5)
For fiscal 2020, all other compensation includes the following: (a) financial planning allowance for Mr. Bird ($25,000), Mr. Knudson ($15,000), Mr. Corsa ($15,000), Ms. Sheetz ($15,000) and Mr. Stauffer ($15,000); (b) group term life insurance premiums for Mr. Bird ($2,322), Mr. Knudson ($720), Mr. Corsa ($1,242), Ms. Sheetz ($640) and Mr. Stauffer ($651); (c) $4,024 for an annual wellness exam for Ms. Sheetz, and related tax gross-up; and (d) Company contributions to the 401(k) of Mr. Bird ($12,123), Mr. Knudson ($13,277), Mr. Corsa ($11,662), Ms. Sheetz ($11,431) and Mr. Stauffer ($11,662).

AT HOME GROUP INC. 2020 PROXY STATEMENT	46

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2020

The following table provides information about equity and non-equity awards granted to the named executive officers in fiscal 2020. All equity awards were made under the 2016 Equity Plan.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards:	All Other Option Awards: Securities	Exercise Price of	Grant Date

Name	Grant Date	Board Approval Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Shares of Stock (#)	Underlying Options (#)	Option Awards ($/Sh)	Fair Value ($)(8)
Lewis L. Bird III	—	—	(1)	139,327	1,114,616	2,229,232	—	—	—	—	—	—	—

Jeffrey R. Knudson	—	—	(1)	39,375	315,000	630,000	—	—	—	—	—	—	—

	3/28/2019	3/25/2019	(2)	—	—	—	—	—	—	10,096	—	—	180,012

	3/28/2019	3/25/2019	(3)	—	—	—	—	—	—	—	65,547	17.83	540,002

	9/12/2019	9/10/2019	(4)	—	—	—	10,000	20,000	40,000	—	—	—	179,000

	9/12/2019	9/10/2019	(5)	—	—	—	—	—	—	—	25,000	8.95	126,510

Peter S.G. Corsa	—	—	(1)	51,154	409,231	818,462	—	—	—	—	—	—	—

	3/28/2019	3/25/2019	(2)	—	—	—	—	—	—	13,461	—	—	240,010

	3/28/2019	3/25/2019	(3)	—	—	—	—	—	—	—	87,396	17.83	720,003

	9/12/2019	9/10/2019	(4)	—	—	—	12,000	24,000	48,000	—	—	—	214,800

	9/12/2019	9/10/2019	(5)	—	—	—	—	—	—	—	31,550	8.95	159,656

Ashley F. Sheetz	—	—	(1)	38,702	309,616	619,232	—	—	—	—	—	—	—

	3/28/2019	3/25/2019	(2)	—	—	—	—	—	—	6,310	—	—	112,507

	3/28/2019	3/25/2019	(3)	—	—	—	—	—	—	—	40,967	17.83	337,503

	9/12/2019	9/10/2019	(4)	—	—	—	5,625	11,250	22,500	—	—	—	100,688

	9/12/2019	9/10/2019	(5)	—	—	—	—	—	—	—	14,800	8.95	74,894

Chad C. Stauffer	—	—	(1)	36,641	293,129	586,258	—	—	—	—	—	—	—

	3/28/2019	3/25/2019	(2)	—	—	—	—	—	—	3,366	—	—	60,016

	3/28/2019	3/25/2019	(3)	—	—	—	—	—	—	—	21,849	17.83	180,001

	6/7/2019	6/4/2019	(6)	—	—	—	—	—	—	14,455	—	—	110,003

	6/7/2019	6/4/2019	(7)	—	—	—	—	—	—	—	86,758	7.61	330,001

	9/12/2019	9/10/2019	(4)	—	—	—	4,375	8,750	17,500	—	—	—	78,313

	9/12/2019	9/10/2019	(5)	—	—	—	—	—	—	—	11,500	8.95	58,195

(1)
Represents the potential payouts for fiscal 2020 under the Management Bonus Plan. Amounts reported for threshold assume that the threshold performance level is met only for the comparable store sales growth metric.

(2)
Represents the annual grant of RSUs.

(3)
Represents the annual grants of stock options.

(4)
Represents the special retention grant of PSUs.

(5)
Represents the special retention grant of stock options.

(6)
Represents the annual grant of RSUs in connection with Mr. Stauffer's promotion.

(7)
Represents the annual grant of stock options in connection with Mr. Stauffer's promotion.

(8)
See notes 2 and 3 to the Summary Compensation Table for information regarding the grant date fair value. Each stock option granted in fiscal 2020 in the above table had a grant date fair value as follows: March 28, $8.24; June 7, $3.80; and September 12, $5.06. Each RSU granted in fiscal 2020 in the above table had a grant date fair value as follows: March 28, $17.83; June 7, $7.61; and September 12, $8.95. Each PSU granted in the above table had a grant date fair value of $8.95.

AT HOME GROUP INC. 2020 PROXY STATEMENT	47

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

Elements of Compensation

We compensate our named executive officers through a combination of base salary, sign-on bonuses, cash incentives, annual and special long-term equity incentives, and other benefits.

Stock and Option Awards

No Awards in Fiscal 2018

No equity awards were granted to the named executive officers in fiscal 2018.

CEO Special Option Award in Fiscal 2019—Cancelled in Fiscal 2020

In lieu of participation in the annual equity program and the transition equity awards noted below, the Board granted stock options to purchase 1,988,255 shares of stock to Mr. Bird in fiscal 2019. The nonqualified stock options vested immediately on the grant date and had a seven-year term, and the shares resulting from the exercise of the stock options would be generally subject to transfer restrictions that lapsed on the fourth or eighth anniversary of the grant date based on certain service conditions. Following the low support for Say-on-Pay at our 2019 annual meeting, in September 2019, at Mr. Bird's request and agreed to by the Compensation Committee, the Company cancelled this option for no consideration pursuant to an option cancellation agreement.

Annual Awards in Fiscal 2019 and 2020—RSUs and Stock Options

Beginning in fiscal 2019 and continuing in fiscal 2020, the Compensation Committee implemented an annual equity grant program for executive officers and other key employees, other than Mr. Bird, consisting of service-based RSUs (25%) and nonqualified stock options (75%) that vest in equal installments on each of the first three anniversaries of the grant date.

Special Awards in Fiscal 2019—Stock Options

In fiscal 2019, to assist in retention in connection with the transition from the historical use of special equity grants to an annual equity program, the Board granted special service-based, nonqualified stock option awards to executive officers and other key employees, other than Mr. Bird, that vest in equal installments on each of the third and fourth anniversaries of the grant date.

Special Retention Awards in Fiscal 2020—PSUs and Options

Due to the decline in the Company's stock price during fiscal 2020 and the retention risk resulting from substantially all stock options held by the named executive officers being out-of-the-money, in fiscal 2020, the Compensation Committee granted a special equity award to executive officers and other key employees, other than Mr. Bird, consisting of PSUs and nonqualified stock options. The stock options vest in full on January 29, 2022. The PSUs are earned and vest based on achievement of comparable store sales growth (50%) and percentage expansion of Adjusted Net Income (50%) over the eight fiscal quarters ending on January 29, 2022. The number of shares, if any,

AT HOME GROUP INC. 2020 PROXY STATEMENT	48

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

deliverable upon settlement of the PSUs for each metric will equal 50% to 200% of the target award if the threshold performance is satisfied.

Material Modification in Fiscal 2019 to Fiscal 2019 Equity Awards

See "Potential Payments Upon Termination or Change in Control as of January 25, 2020" for a description of an amendment to the fiscal 2019 equity awards to the named executive officers (except Mr. Bird) regarding accelerated vesting for a change in control.

Non-Equity Incentive Plan Compensation and Bonus

Bonus targets are set as percentages of base salaries (based on the base salary actually earned in such fiscal year), and the earned bonus is determined by the bonus target in dollars multiplied by an earned multiplier based on achievement of performance metrics. The Compensation Committee continued the following two Company performance measures to earn a bonus under the Management Bonus Plan for fiscal 2020: (i) Adjusted EBITDA versus the financial plan for the fiscal year, which comprises 75% of the target bonus, and (ii) comparable store sales growth versus the financial plan for the fiscal year, which comprises 25% of the target bonus. The earned multiplier for bonuses in fiscal 2018 and 2019 were 133.6% and 100.7% in the aggregate, respectively. For fiscal 2020, the threshold performance level was not achieved for either the Adjusted EBITDA or comparable store sales growth metric and, therefore, no bonuses were earned by or paid to the named executive officers for fiscal 2020 under the Management Bonus Plan.

Mr. Stauffer received a bonus of $200,000 in connection with his promotion, which was paid in full in September 2019 when a 90-day performance period was complete and is subject to repayment of all or 50% of such bonus if Mr. Stauffer resigns or is terminated for cause on or before June 4, 2020 or June 4, 2021, respectively.

Employment Agreements

During fiscal 2020, the Company was party to employment agreements with each of the named executive officers. The following summary details the material terms of the employment agreements. Each employment agreement continues for an indefinite term, subject to termination by either party, other than for Cause (as defined below), upon prior written notice, as set forth in the applicable agreement. In addition, each agreement provides that such named executive officer is eligible to participate in all benefit programs for which other senior executives of the Company are generally eligible. See "—Potential Payments Upon Termination or Change in Control as of January 25, 2020" for a description of the material terms of the employment agreements that provide for specified payments in connection with certain termination events.

Chief Executive Officer—Lewis L. Bird III

On November 15, 2012, the Company entered into an employment agreement with Mr. Bird (as amended, the "Bird Agreement") to serve as Chief Executive Officer of the Company. The Bird Agreement provides that Mr. Bird had an initial annual base salary of $550,000, subject to increase (but not decrease) at the discretion of the Board. Mr. Bird also is eligible to receive an annual bonus of up to $1,105,000 with a target annual bonus equal to $650,000. The Bird Agreement also provides that Mr. Bird is entitled to reimbursement of up to $15,000 per year for financial planning expenses.

Chief Financial Officer—Jeffrey R. Knudson

On November 8, 2018, the Company entered into an employment agreement with Mr. Knudson (the "Knudson Agreement") to serve as Chief Financial Officer of the Company. The Knudson Agreement provides Mr. Knudson had

AT HOME GROUP INC. 2020 PROXY STATEMENT	49

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

an initial base salary of $450,000, subject to annual review and adjustment at the discretion of the Board. Mr. Knudson also is eligible to receive an annual bonus of up to 100% of his annual base salary, with a target annual bonus equal to 60% of his annual base salary.

Chief Operating Officer and President—Peter S.G. Corsa

On February 2, 2013, the Company entered into an employment agreement with Mr. Corsa (the "Corsa Agreement") to serve as Chief Stores Officer of the Company. Mr. Corsa was promoted to Chief Operating Officer of the Company in December 2016 and to President of the Company in March 2019. The Corsa Agreement provides that Mr. Corsa had an initial annual base salary of $325,000, subject to increase (but not decrease) at the discretion of the Board. He also is eligible to receive an annual bonus of up to 100% of his annual base salary, with a target annual bonus equal to 60% of his annual base salary.

Chief Marketing Officer—Ashley F. Sheetz

On March 22, 2018, the Company entered into an employment agreement with Ms. Sheetz (the "Sheetz Agreement") to continue to serve as Chief Marketing Officer of the Company. The Sheetz Agreement provides that Ms. Sheetz had an annual base salary of $350,000, subject to increase (but not decrease) at the discretion of the Board. She also is eligible to receive an annual bonus of up to 100% of her annual base salary, with a target annual bonus equal to 60% of her annual base salary.

Chief Merchandising Officer—Chad C. Stauffer

On June 4, 2019, the Company entered into an amended and restated employment agreement with Mr. Stauffer (the "Stauffer Agreement") to serve as Chief Merchandising Officer of the Company. The Stauffer Agreement provides that Mr. Stauffer had an annual base salary of $500,000, subject to annual review and adjustment at the discretion of the Board. He also is eligible to receive an annual bonus of up to 100% of his annual base salary, with a target annual bonus equal to 70% of his annual base salary. For fiscal 2019, Mr. Stauffer's target bonus was prorated for fiscal 2020 so that a rate of 50% of his base salary was applied prior to his promotion and a rate of 70% of his base salary was applied following his promotion.

AT HOME GROUP INC. 2020 PROXY STATEMENT	50

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

OUTSTANDING EQUITY AWARDS AT JANUARY 25, 2020

The following table summarizes the number of securities underlying the equity awards held by each of the named executive officers as of the fiscal year ended January 25, 2020.

		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(8)	Number of Unearned Shares or Units That Have Not Vested (#)	Market or Payout Value of Unearned Shares or Units That Have Not Vested ($)(8)
Lewis L. Bird III	11/26/2012(1)	1,530,938	—	9.75	11/26/2022	—	—	—	—

	8/3/2016(2)	991,480	—	15.00	8/3/2023	—	—	—	—

Jeffrey R. Knudson	9/28/2018(3)	—	—	—	—	3,806	22,836	—	—

	9/28/2018(3)	11,436	22,870	31.53	9/28/2025	—	—	—	—

	9/28/2018(4)	—	111,179	31.53	9/28/2025	—	—	—	—

	3/28/2019(3)	—	—	—	—	10,096	60,576	—	—

	3/28/2019(3)	—	65,547	17.83	3/28/2026	—	—	—	—

	9/12/2019(6)	—	—	—	—	—	—	20,000	120,000

	9/12/2019(7)	—	25,000	8.95	9/12/2026	—	—	—	—

Peter S.G. Corsa	1/10/2013(1)	172,117	—	9.75	1/10/2023	—	—	—	—

	6/3/2014(5)	84,712	—	9.75	6/3/2024	—	—	—	—

	8/3/2016(2)	247,870	—	15.00	8/3/2023	—	—	—	—

	4/3/2018(3)	—	—	—	—	4,013	24,078	—	—

	4/3/2018(3)	12,877	25,753	31.56	4/3/2025	—	—	—	—

	4/3/2018(4)	—	135,543	31.56	4/3/2025	—	—	—	—

	3/28/2019(3)	—	—	—	—	13,461	80,766	—	—

	3/28/2019(3)		87,396	17.83	3/28/2026	—	—	—	—

	9/12/2019(6)	—	—	—	—	—	—	24,000	144,000

	9/12/2019(7)	—	31,550	8.95	9/12/2026	—	—	—	—

Ashley F. Sheetz	1/27/2017(2)	49,574	—	15.77	1/27/2024	—	—	—	—

	1/27/2017(5)	56,453	56,453	15.77	1/27/2027	—	—	—	—

	4/3/2018(3)	—	—	—	—	1,954	11,724	—	—

	4/3/2018(3)	6,269	12,538	31.56	4/3/2025	—	—	—	—

	4/3/2018(4)	—	50,829	31.56	4/3/2025	—	—	—	—

	3/28/2019(3)	—	—	—	—	6,310	37,860	—	—

	3/28/2019(3)	—	40,967	17.83	3/28/2026	—	—	—	—

	9/12/2019(6)	—	—	—	—	—	—	11,250	67,500

	9/12/2019(7)	—	14,800	8.95	9/12/2026	—	—	—	—

Chad C. Stauffer	5/30/2018(3)	3,538	7,076	35.35	5/30/2025	—	—	—	—

	5/30/2018(4)	—	29,484	35.35	5/30/2025	—	—	—	—

	5/30/2018(3)	—	—	—	—	1,131	6,786	—	—

	3/28/2019(3)	—	—	—	—	3,366	20,196	—	—

	3/28/2019(3)	—	21,849	17.83	3/28/2026	—	—	—	—

	6/7/2019(3)	—	—	—	—	14,455	86,730	—	—

	6/7/2019(3)	—	86,758	7.61	6/7/2026	—	—	—	—

	9/12/2019(6)	—	—	—	—	—	—	8,750	52,500

	9/12/2019(7)	—	11,500	8.95	9/12/2026	—	—	—	—

(1)
Each of these option awards was originally scheduled to vest in equal annual installments on each of the first four anniversaries of the applicable grant date; however, the option awards were amended as of December 4, 2012 and March 25, 2013 for Messrs. Bird and Corsa, respectively, to vest in equal annual installments on each of the first four

AT HOME GROUP INC. 2020 PROXY STATEMENT	51

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

  anniversaries of the applicable option award amendment date. As of January 25, 2020, these stock options are fully vested.

(2)
These stock options vested based upon achievement of a closing price per share of the Company's common stock for a period of at least 20 consecutive trading days, disregarding the six-month period immediately following the date of grant, as follows: (i) 25% upon at least $25.75 per share, (ii) 50% upon at least $28.60 per share, (iii) 75% upon at least $31.48 per share, and (iv) 100% upon at least $34.33 per share, subject to the optionee's continued employment on each vesting date. As of January 25, 2020, all of the performance hurdles had been achieved, and these stock options are fully vested.

(3)
Each of these RSU and stock option awards vests in equal annual installments on each of the first three anniversaries of the applicable grant date, subject to such person's continued employment on each vesting date.

(4)
Each of these stock option awards vests in equal annual installments on each of the third and fourth anniversaries of the applicable grant date, subject to such person's continued employment on each vesting date.

(5)
Each of these stock option awards vests in equal annual installments on each of the first four anniversaries of the applicable grant date, subject to such person's continued employment on each vesting date.

(6)
Represents outstanding PSUs with performance conditions that have not yet been satisfied. The number of PSUs has been calculated for purposes of this table based on the assumption that threshold performance will be achieved for each performance metric.

(7)
Each of these stock option awards vests in full on January 29, 2022, subject to such person's continued employment on the vesting date.

(8)
Based upon the closing price of the Company's common stock on the NYSE on January 24, 2020 ($6.00).

AT HOME GROUP INC. 2020 PROXY STATEMENT	52

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2020

The following table provides information about the value realized by the named executive officers on the vesting of stock awards in fiscal 2020. No stock options were exercised by the named executive officers in fiscal 2020.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Lewis L. Bird III	—	—

Jeffrey R. Knudson	1,903	17,793

Peter S.G. Corsa	2,007	38,113

Ashley F. Sheetz	977	18,553

Chad C. Stauffer	566	10,986

(1)
Based on the number of shares received upon vesting multiplied by the closing price of our common stock on the NYSE on the vesting date.

AT HOME GROUP INC. 2020 PROXY STATEMENT	53

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL AS OF JANUARY 25, 2020

The following section describes and quantifies potential payments and benefits to the named executive officers under the Company's compensation and benefit plans and arrangements upon termination of employment or a change in control of the Company as of January 25, 2020.

Employment Agreements with Continuing Named Executive Officers

Each of the named executive officers was party to an employment agreement as of January 25, 2020 that provides for specified payments in connection with certain termination events. For additional information on the material terms of the employment agreements, see "Named Executive Officer Compensation Tables—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table."

Accrued Amounts

Upon any termination of employment, each of the named executive officers is entitled to payment of any earned but unpaid base salary, accrued but unused paid time off (if required by applicable law to be paid upon termination), vested benefits in accordance with the applicable employee benefit plan and unreimbursed business expenses.

Accrued Bonus—Mr. Bird, Mr. Corsa and Ms. Sheetz

Except for terminations by the Company for Cause, each of Mr. Bird, Mr. Corsa, and Ms. Sheetz are entitled to any earned but unpaid annual bonus for a fiscal year completed prior to the termination date. Further, upon any termination of Mr. Bird's employment, other than for Cause or due to resignation without Good Reason (as defined below), that occurs after the 90th day of a fiscal year, Mr. Bird is entitled to a pro rata bonus for the year of termination based on performance through the end of the month preceding termination and an adjusted performance target, prorated based on the number of days worked in the fiscal year of termination.

Severance Payment

Upon a termination of employment of any named executive officer due to death or disability, or other than for Cause, or for Messrs. Bird and Corsa and Ms. Sheetz upon a termination for Good Reason, our named executive officers are each entitled to severance payments, payable over the twelve month period following termination of employment, in an amount equal to:

  •
  Mr. Bird.  The sum of his annual base salary plus target bonus in effect immediately prior to the termination date.

  –
  Mr. Bird also is entitled to an additional lump sum payment if he is terminated without Cause or resigns for Good Reason within six months before a Change of Control (as defined below) at the request of the buyer or within one year following a Change of Control, in an amount equal to the sum of his annual base salary plus target bonus opportunity, payable on the later of the date of the change of control or the date when the initial payment of his standard severance payments is made.

  •
  Mr. Corsa and Ms. Sheetz.  Such employee's annual base salary in effect immediately prior to the termination date, and the full annual bonus to which such employee would have been entitled for the year of termination had the employee remained employed, based on actual performance and paid at the same time as annual bonuses are ordinarily paid.

  •
  Mr. Knudson and Mr. Stauffer.   Such employee's annual base salary in effect immediately prior to the termination date.

AT HOME GROUP INC. 2020 PROXY STATEMENT	54

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

Restrictive Covenants

Each employment agreement includes restrictive covenants providing for non-competition, non-solicitation of employees, and non-interference with business relationships, in each case during employment and for one year thereafter, as well as requirements regarding mutual non-disparagement and nondisclosure of confidential information. In addition, each employment agreement requires that the employee deliver an irrevocable release of claims to receive such severance.

Clawback

Each employment agreement provides that in the event the named executive officer breaches any of the restrictive covenants contained therein, such as confidentiality, non-competition and non-solicitation obligations, the executive will be required to return to the Company any portion of severance amounts paid by the Company to the executive and forfeit any future amounts due.

Tax Matters

In accordance with the Bird Agreement and the equity award agreements with each of the other named executive officers, if any payments or benefits to which the applicable named executive officer would be entitled to receive pursuant to the terms of the applicable agreement or otherwise in connection with a change in the ownership or effective control of the Company would result in all or a portion of such payments or benefits being deemed "parachute payments" under Section 280G of the Code and the excise tax imposed by Section 4999 of the Code, such payments and benefits will be reduced to the minimum extent necessary so that they would not result in the imposition of an excise tax under Section 4999 of the Code, provided that no reduction will be made if the named executive officer would receive a greater net after-tax amount absent such reduction.

Defined Terms

"Cause" under each employment agreement is generally defined as any one of the following:

  •
  Willful misconduct or gross negligence in the performance of, or refusal or intentional failure to perform, any of the employee's assigned duties to the Company.

  •
  The commission or conviction (including conviction upon of a plea of nolo contendere) of a felony or other crime involving fraud, theft, breach of trust or similar acts.

  •
  Any failure to comply with any written rules, regulations, policies or procedures of the Company which, if not complied with, would reasonably be expected to have a material adverse effect on the business or financial condition of the Company.

  •
  Any misconduct that would cause the Company to violate any law relating to sexual harassment or age, sex or other prohibited discrimination.

"Good Reason" under each employment agreement is generally defined as any one of the following:

  •
  A material breach by the Company of any of the covenants in the employment agreement.

  •
  Any material reduction in the employee's base salary or compensation.

  •
  Any material and adverse change in the employee's position, title or status.

  •
  Any change in the employee's job duties, authority or responsibilities to those of lesser status.

AT HOME GROUP INC. 2020 PROXY STATEMENT	55

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

"Change of Control" under the Bird Agreement is generally defined as any one of the following:

  •
  Sale of all or substantially all of the assets of the Company; or

  •
  A sale by the Company, GRD Holding LP or any entity controlled by AEA, or a merger, consolidation or similar transaction involving the Company, that results in more than 50% of the Company's common stock being held by a person that is not an affiliate or AEA.

Outstanding Awards Under the 2016 Equity Plan

As a general matter, the Compensation Committee has discretion under the 2016 Equity Plan to determine the time or times at which awards may be granted, the recipients of awards and the performance criteria, performance goals and all other terms of an award. The terms of the various award agreements granted under the 2016 Equity Plan provide for accelerated vesting upon the occurrence of certain events. Other named executive officers refer to all named executive officers except Mr. Bird.

IPO Option Awards—Mr. Bird

If Mr. Bird has a termination of service due to death, disability, or a Severance Event (as defined in his award agreement), the vested portion of his IPO Options will expire on the seventh anniversary of the date of grant. If he has a termination for Cause, then his IPO Options will be forfeited immediately upon the effective date of such termination.

Stock Options—Other Named Executive Officers

If a named executive officer has a termination of service without Cause, other than due to death or disability, the vested portion of the award will expire 90 days (subject to extension if all or a portion of such period is during a time that the stock options may not be exercised due to applicable law, a blackout period, a lock-up arrangement or similar circumstance) following such termination or, if earlier, the termination date of the option (the seventh anniversary of the grant date or, for stock options granted in 2014, the tenth anniversary of the grant date). If a named executive officer has a termination of service due to death or disability, the vested portion of the award will expire on the first day that is one year after the termination date, or, if earlier, the seventh anniversary of the grant date. If a named executive officer is terminated for Cause, then such award will be forfeited immediately upon the effective date of such termination. If the named executive officer is terminated for any reason other than Cause, the unvested portion of the award will be forfeited immediately upon the termination date.

RSUs

If a named executive officer has a termination of service for any reason, whether voluntarily or involuntarily, then the unvested portion of such award will terminate as of the termination date. If the named executive officer is terminated for Cause, then the RSUs (whether or not vested) will be forfeited immediately and terminated without consideration upon the date of termination for Cause.

PSUs

If a named executive officer remains employed through a Change in Control that occurs prior to the end of the performance period, the number of PSUs that would have vested based on the greater of actual performance determined as of the date of such Change in Control or target performance, will remain issued and outstanding and eligible to vest subject only to the grantee's continued employment with the Company through January 29, 2022 or

AT HOME GROUP INC. 2020 PROXY STATEMENT	56

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

an earlier termination without Cause or resignation for Good Reason (each as defined in the award agreement) that occurs within one year following consummation of the Change in Control.

Right to Terminate Stock Options and Recovery

Each award granted under the 2016 Equity Plan provides that the Company may terminate, without consideration, the award (including any vested portions of the award) if the executive (a) materially violates any of his or her obligations under any agreement between the Company and the executive relating to any of the following: (i) the non-disclosure or non-use of confidential or proprietary information; (ii) non-disparagement of the Company; (iii) restrictions on the transfer of any awards; (iv) non-solicitation of Company employees; and (v) non-competition; or (b) is convicted of a felony against the Company or any of its affiliates.

Amended Fiscal 2019 Awards—Change in Control—Other Named Executive Officers

The fiscal 2019 stock option and RSU agreements were amended by the Board on June 7, 2018 to provide for accelerated vesting upon a termination without Cause or resignation for Good Reason (each as defined in the applicable award agreements) within one year of a Change in Control. The special transition option awards also were amended by the Board on June 7, 2018 to provide for accelerated vesting upon the consummation of a Change in Control, regardless of termination of service, subject to continued employment through such date.

Change in Control—Defined

For purposes of the 2016 Equity Plan, "Change in Control" generally means the occurrence of any of the following events with respect to the Company:

  •
  Any person (other than directly from the Company) first acquires securities of the Company representing fifty percent or more of the combined voting power of the Company's then outstanding voting securities, other than an acquisition by certain employee benefit plans, the Company or a related entity, or any person in connection with a non-control transaction.

  •
  A majority of the members of the Board is replaced by directors whose appointment or election is not endorsed by a majority of the members of the Board serving immediately prior to such appointment or election.

  •
  Any merger, consolidation or reorganization, other than in a non-control transaction.

  •
  A complete liquidation or dissolution.

  •
  Sale or disposition of all or substantially all of the assets.

A "non-control transaction" generally includes any transaction in which

  (i)
  stockholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction,

  (ii)
  a majority of the members of the board of directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction, or

  (iii)
  with certain exceptions, no person other than any person who had beneficial ownership of more than fifty percent of the combined voting power of the Company's then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity's outstanding voting securities immediately after such transaction.

AT HOME GROUP INC. 2020 PROXY STATEMENT	57

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

Outstanding Awards Under the 2012 Option Plan

Prior to our IPO, each of Messrs. Bird and Corsa were granted nonqualified stock options to purchase shares of common stock of the Company pursuant to the Company's (f/k/a GRD Holding I Corporation) GRD Holding I Corporation Stock Option Plan (the "2012 Option Plan"), which have become vested in accordance with their terms. However, as is the case under the awards granted under the 2016 Equity Plan, each stock option granted pursuant to the 2012 Option Plan entitles the Company to terminate without consideration the stock options, including any vested portions of the option, if the executive materially violates any restrictive covenants to which such executive is bound or commits a felony against the Company or any of its affiliates.

Effect of a Change in Control or Certain Other Transactions under the 2012 Option Plan

The 2012 Option Plan provides that vested stock options will not be terminated upon the consummation of a merger, consolidation, recapitalization or other similar change in the capital stock of the Company, or a liquidation or dissolution of the Company or a Change in Control (as defined in the 2012 Option Plan) (each a "Corporate Transaction") unless holders of affected stock options are provided either (i) a period of at least fifteen calendar days prior to the date of the consummation of the Corporate Transaction to exercise the stock options, or (ii) payment in respect of each share covered by the option being cancelled in an amount equal to the excess, if any, of the per share price to be paid or distributed to stockholders in the Corporate Transaction over the option price of the option. This provision applies to the nonqualified stock options granted to Messrs. Bird and Corsa.

Fiscal 2020 Management Bonus Plan

Except to the extent specified in the employment agreement of the named executive officers, (i) the obligation of the Company to satisfy payment of a bonus to a named executive officer is conditioned upon the continued employment of such person with the Company at the time determined for payment of the bonus, which timing will be determined by the Compensation Committee or the Board in its sole discretion and generally will be made within two and one half months following the end of the applicable fiscal year and (ii) if the employment of a named executive officer with the Company is terminated for any reason, at any time prior to the time determined for payment of the bonus, the bonus award will be forfeited and automatically be cancelled without further action of the Company. Notwithstanding the foregoing, the Compensation Committee or the Board may in its discretion, provide for the payment of a bonus in the event a named executive officer's employment with the Company is terminated for any reason including, but not limited to, a termination by the Company without cause or as a result of such person's death or disability. Such payment may be made on a pro-rated or accelerated basis.

Section 401(k) Retirement Savings Plan

We maintain a tax-qualified Section 401(k) retirement savings plan that provides for employee contributions and employer "safe harbor" matching contributions equal to 100% of salary deferrals up to 3% of a participant's compensation and 50% of salary deferrals thereafter up to 5% of a participant's compensation. Our named executive officers are eligible to participate in this plan on the same basis as other employees who satisfy the plan's eligibility requirements, including requirements relating to age and length of service. Under this plan, participants may elect to make pre-tax contributions not to exceed the applicable statutory income tax limitation, which, subject to certain exceptions, was $19,500 for calendar year 2020. In addition, certain named executive officers are entitled to an additional catch-up contribution of up to $6,500 for calendar year 2020. Participants are always fully vested in their entire plan account (including with respect to employer contributions).

Change of Control/Severance Payment Table

The following table estimates the potential payments and benefits to the named executive officers upon termination of employment or a change of control, assuming such event occurs on January 25, 2020. These estimates do not

AT HOME GROUP INC. 2020 PROXY STATEMENT	58

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

reflect the actual amounts that would be paid to such persons, which would only be known at the time that they become eligible for payment and would only be payable if the specified event occurs.

Items Not Reflected in Table

The table below does not include (1) accrued salary, accrued bonus and paid time off and (2) amounts outstanding under the Company's 401(k) plan.

Other Notes Applicable to Table
  •
  The 2016 Equity Plan provides for the acceleration of vesting of stock option awards under specified circumstances noted above. For purposes of the table, we calculated the intrinsic value of such acceleration, which is the number of stock options accelerated multiplied by the difference between (A) the closing price of the common stock on the NYSE on January 24, 2020 ($6.00) and (B) the exercise price. All unvested options outstanding as of January 25, 2020 are out-of-the-money as of such date and therefore no amount is reflected in the table below.

  •
  The table does not reflect the intrinsic value of vested stock options, which could be calculated using the information set forth in "Outstanding Equity Awards at January 25, 2020." All vested options outstanding as of January 25, 2020 are out-of-the-money as of such date.

  •
  The Compensation Committee or Board has discretion to accelerate the vesting of equity awards under the 2016 Equity Plan to the extent not expressly set forth above. The table assumes the Compensation Committee does not utilize such discretion.

  •
  In addition to the terms of such person's employment agreement, the Compensation Committee or Board also has discretion to pay bonuses for fiscal 2020 under the Management Bonus Plan as set forth above. The table assumes the Committee does not utilize such discretion.

  •
  For a termination following a change in control, the table below assumes the change in control event and the termination event occurs as of January 25, 2020.

AT HOME GROUP INC. 2020 PROXY STATEMENT	59

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

Executive Payments Upon Termination	Termination for Good Reason or without Cause ($)		Change in Control + Termination (For Good Reason or without Cause) ($)
Lewis L. Bird III

Severance amount	2,114,616	(1)	4,229,231	(2)

Total	2,114,616	(1)	4,229,231	(2)

Jeffrey R. Knudson

Severance amount(3)	450,000		450,000

Equity incentives (vesting accelerated)(4)	—		203,412

Total	450,000		653,412

Peter S.G. Corsa

Severance amount(3)	600,000		600,000

Equity incentives (vesting accelerated)(4)	—		248,844

Total	600,000		848,844

Ashley F. Sheetz

Severance amount(3)	450,000		450,000

Equity incentives (vesting accelerated)(4)	—		117,084

Total	450,000		567,084

Chad C. Stauffer

Severance amount(3)	500,000		500,000

Equity incentives (vesting accelerated)(4)	—		166,212

Total	500,000		666,212

(1)
Represents the sum of his base salary plus target annual bonus for the year of termination plus his pro rata bonus for the year of termination.

(2)
Represents the sum of 2x his base salary plus 2x target annual bonus for the year of termination plus his pro rata bonus for the year of termination.

(3)
Represents the severance amount per their respective employment agreements.

(4)
This includes the accelerated vesting of the PSUs and the fiscal 2019 and 2020 stock option and RSU awards that were outstanding as of January 25, 2020, which provide for accelerated vesting upon certain terminations of employment in connection with a Change in Control.

AT HOME GROUP INC. 2020 PROXY STATEMENT	60

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

CEO PAY RATIO

As of the end of fiscal 2020, we employed 6,289 employees, including 5,690 store employees and 599 other employees across the corporate and distribution center functions. Of the 5,690 store employees, 632 were full-time salaried level staff and the remaining employees consisted of a mix of full-time and part-time hourly workers.

For fiscal 2020, our last completed fiscal year:

  •
  The employee identified at the median of all At Home employees (other than our Chief Executive Officer) was a part-time, customer support associate.

  •
  The total annual compensation of the median employee was $17,608.

  •
  The total annual compensation of our Chief Executive Officer, Mr. Bird, was $1,008,676, as reflected in the Summary Compensation Table above.

  •
  The ratio of the total annual compensation of our Chief Executive Officer to the total annual compensation of our median employee was 57 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodology described below. The pay ratio reported by other companies may not be comparable to our pay ratio since the SEC rules for identifying the median employee and calculating a pay ratio allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices.

We determined our median employee as of January 24, 2020. To identify our median employee, we calculated annual compensation for fiscal 2020 based on base cash compensation (salary or hourly wages, as applicable) for all full-time, part-time, and seasonal employees as of that date. For the majority of our employees, base cash compensation comprises the majority of their compensation. To determine base wages for hourly employees, we used each individual's pay rate and estimated scheduled hours in the applicable human resources system of record. Compensation for permanent employees hired during the fiscal year was annualized, and we did not apply any cost of living adjustments. Using this compensation measure, we identified a subset of approximately 50 employees representing the potential median employee population. From that subset, we excluded employees who are no longer with the Company and employees who were not employed by the Company for the full fiscal year. To more closely approximate total annual compensation for the remaining subset of employees, we added actual cash bonus to the base cash compensation for such employees and identified the median employee within the group. Once we identified the median employee, we calculated the employee's total annual compensation for fiscal 2020 on the same basis as required by the Summary Compensation Table.

AT HOME GROUP INC. 2020 PROXY STATEMENT	61

PROPOSAL 2—ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Board proposes that stockholders provide advisory (non-binding) approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the SEC's rules (commonly known as a "Say-on-Pay" proposal). We recognize the interest our stockholders have in the compensation of our executives and we are providing this advisory proposal in recognition of that interest and as required by Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

In a non-binding advisory vote on the frequency of the Say-on-Pay proposal held at our 2019 annual meeting of stockholders, a majority of stockholders voted in favor of holding say-on-pay votes annually. In light of this result and other factors considered by the Board, the Board determined that the Company would hold advisory say-on-pay votes on an annual basis until the next required advisory vote on such frequency, which must be held no later than 2025.

As described in detail under the heading "Compensation Discussion and Analysis," our named executive officer compensation program is designed to attract, motivate, and retain our named executive officers, who are critical to our success, and ensure an alignment of interests of such persons with our stockholders. Under this program, our named executive officers are rewarded for their service to the Company, the achievement of specific performance goals and the realization of increased stockholder value. We believe our named executive officer compensation programs also are structured appropriately to support our Company and business objectives, as well as to support our culture. The Compensation Committee and Board regularly review the compensation programs for our named executive officers to ensure the fulfillment of our compensation philosophy and goals.

At the 2019 annual meeting, 49.6% of votes cast voted for the advisory approval of the fiscal 2019 compensation of our named executive officers. In response to this Say-on-Pay result, the Compensation Committee met ten times, substantially all including its independent compensation consultant, between the 2019 annual meeting and the time that the initial fiscal 2021 compensation determinations were made for our named executive officers. Our independent Lead Director and Chair of the Compensation Committee led certain members of our management team in a significant engagement effort to solicit feedback from stockholders on our executive compensation program. After contacting stockholders representing over 66% of our outstanding common stock (based on holdings as of June 30, 2019), we corresponded with all responsive stockholders, representing ownership of over 46% of our outstanding common stock. Many of the decisions relevant to the fiscal 2020 compensation program for named executive officers had been determined prior to the 2019 annual meeting. We believe that the Board's ongoing commitment to stockholder engagement and responsiveness is evidenced by the Compensation Committee's engagement efforts and resulting process for fiscal 2021 compensation decisions, the significant compensation changes that were intended prior to the COVID-19 pandemic and the ongoing commitment to align our Chief Executive Officer's compensation program with that of the other named executive officers (including participation in the same bonus plan and annual equity award program, as well as the same performance goals and equity components), each described in this Proxy Statement.

Please read the "Compensation Discussion and Analysis" beginning on page 27, and the "Named Executive Officer Compensation Tables," beginning on page 46, for additional details about our named executive officer compensation program, including information about the target and earned compensation of our named executive officers in fiscal 2020.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

  "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission,

AT HOME GROUP INC. 2020 PROXY STATEMENT	62

PROPOSAL 2—ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

  including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure."

The Say-on-Pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. We value the opinions of our stockholders and to the extent that this proposal is not approved by a significant margin, the Compensation Committee will evaluate whether any actions are necessary to address the general concerns expressed by this vote.

The Board unanimously recommends that the stockholders vote "FOR" Proposal 2 to approve the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the rules of the SEC.

AT HOME GROUP INC. 2020 PROXY STATEMENT	63

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date, May 21, 2020, by each person or entity who is known by us to beneficially own more than 5% of our common stock, each of our directors, director nominees and named executive officers, and all of our directors and executive officers as a group.

Information with respect to beneficial ownership is based upon information furnished to us by each director, director nominee and executive officer, and on information reported in Schedules 13D or 13G filed with the SEC, as the case may be. The amounts and percentages of our common stock beneficially owned are reported on the basis of rules of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has sole or shared "voting power", which includes the power to vote or direct the voting of such security, or "investment power", which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after the Record Date, including any shares of our common stock subject to an option that has vested or will vest within 60 days after the Record Date. More than one person may be deemed to be a beneficial owner of the same securities.

The percentage of beneficial ownership is based on 64,185,751 shares of common stock outstanding as of the Record Date.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, the address for each person or entity listed below is c/o At Home Group Inc., 1600 East Plano Parkway, Plano, Texas 75074.

Name of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Class (%)
5% Stockholders

AEA(1)(4)	10,536,504	16.4

CAS Investment Partners, LLC(2)	9,915,728	15.4

Starr Investments(3)(4)	4,293,997	6.7

Senvest Management, LLC(5)	3,801,263	5.9

Vanguard Group(6)	3,498,289	5.5

BlackRock Inc.(7)	3,378,395	5.3

AT HOME GROUP INC. 2020 PROXY STATEMENT	64

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Name of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Class (%)
Named Executive Officers and Directors

Lewis L. Bird III(8)	2,624,478	3.9

Jeffrey R. Knudson(9)	52,083		*

Peter S.G. Corsa(10)	573,873		*

Ashley F. Sheetz(11)	163,301		*

Chad C. Stauffer(12)	49,886		*

Steve K. Barbarick	18,634		*

Wendy A. Beck(13)	75,593		*

Paula L. Bennett	9,134		*

John J. Butcher	—		*

Elisabeth B. Charles(14)	21,231		*

Joanne C. Crevoiserat	7,577		*

Martin C. Eltrich, III(15)	—		*

Philip L. Francis(16)	163,809		*

Allen I. Questrom(17)	74,260		*

Larry D. Stone(18)	103,925		*

All executive officers and directors as a group (18 persons)(19)	4,317,174	6.3

*
Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)
Based on a Schedule 13G/A filed with the SEC on February 14, 2020. Represents: (i) 8,046,154 shares of our common stock held of record by GRD Holding LP, a limited partnership, whose general partner is GRD Holding GP LLC, whose sole member is AEA Investors LP; (ii) 773,427 shares held of record by GRD Holding-A LP, a limited partnership, whose general partner is GRD Holding-A LLC, whose sole member is AEA Investors LP; and (iii) 1,716,923 shares held of record by GRD Holding AEA LLC, a limited liability company, whose members are AEA Investors 2006 Participant Fund LP, AEA Investors 2006 QP Participant Fund LP, AEA Investors 2006 Fund L.P. and AEA Investors 2006 Fund II L.P. The general partner of each of AEA Investors 2006 Participant Fund LP and AEA Investors 2006 QP Participant Fund LP is AEA Investors 2006 PF LLC, whose sole member is AEA Management LLC. The general partner of each of AEA Investors 2006 Fund L.P. and AEA Investors 2006 Fund II L.P. is AEA Investors Partners 2006 L.P., whose general partner is AEA Management (Cayman) Ltd. Each of GRD Holding GP LLC and AEA Investors LP may be deemed to share beneficial ownership of the shares of our common stock held of record by GRD Holding LP, but each disclaims beneficial ownership of such shares, as well as of the shares held of record by GRD Holding-A LP and GRD Holding AEA LLC. Each of GRD Holding-A LLC and AEA Investors LP may be deemed to share beneficial ownership of the shares of our common stock held of record by GRD Holding-A LP, but each disclaims beneficial ownership of such shares, as well as of the shares held of record by GRD Holding LP and GRD Holding AEA LLC. Each of AEA Investors 2006 Participant Fund LP, AEA Investors 2006 QP Participant Fund LP, AEA Investors 2006 Fund L.P., AEA Investors 2006 Fund II L.P., AEA Investors 2006 PF LLC, AEA Management LLC, AEA Investors Partners 2006 L.P. and AEA Management (Cayman) Ltd. may be deemed to share beneficial ownership of the shares of our common stock held of record by GRD Holding AEA LLC, but each disclaims beneficial ownership of such shares, as well as of the shares held of record by GRD Holding LP and GRD Holding-A LP. Dr. John L. Garcia is the chairman of AEA Investors LP and the sole stockholder and director of AEA Management (Cayman) Ltd. Mr. Brian Hoesterey is the chief executive officer of AEA Investors L.P. Each of Dr. Garcia and Mr. Hoesterey may be deemed to share beneficial ownership of the shares of our common stock held of record by GRD Holding LP, GRD Holding-A LP and GRD Holding AEA LLC, but each of Dr. Garcia and Mr. Hoesterey disclaims beneficial ownership of such shares.

The address for each of AEA Investors LP, GRD Holding LP, GRD Holding GP LLC, GRD Holding-A LP, GRD Holding-A LLC, GRD Holding AEA LLC, AEA Investors 2006 Participant Fund LP, AEA Investors 2006 QP Participant Fund LP, AEA Investors 2006 PF LLC, AEA Management LLC and Mr. Garcia is c/o AEA Investors LP, 666 Fifth Avenue, 36th Floor, New York, NY 10103. The address for each of AEA Investors 2006 Fund L.P., AEA Investors 2006 Fund II L.P., AEA Investors Partners 2006 L.P. and AEA Management (Cayman) Ltd. is P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

AT HOME GROUP INC. 2020 PROXY STATEMENT	65

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(2)
Based on a Schedule 13G/A filed with the SEC on March 26, 2020. Represents (i) 6,965,476 shares of our common stock held by Sosin Partners, LP, and (ii) 2,950,252 shares of our common stock held by CSWR Partners, LP. CAS Investment Partners, LLC is the investment manager of, and may be deemed to beneficially own the common stock owned by, Sosin Partners, LP and CSWR Partners, LP. Sosin, LLC is the general partner of, and may be deemed to beneficially own common stock owned by Sosin Partners, LP and CSWR Partners, LP. Mr. Clifford Sosin is the managing member of, and may be deemed to beneficially own common stock beneficially owned by, CAS Investment Partners, LLC. Mr. Sosin reports shared voting and dispositive power over the shares and disclaims beneficial ownership of such shares. The address for CAS Investment Partners, LLC and its affiliates is 135 E 57th Street, Suite 18-108, New York, NY 10022.

(3)
Based on a Schedule 13G/A filed with the SEC on February 14, 2020. Represents: (i) 630,859 shares of our common stock held of record by SPH GRD Holdings, LLC, who is the direct stockholder of the shares, which are beneficially owned by Starr Investment Holdings, LLC ("Starr Investments") (SPH GRD Acquisition Partners, LLC, which is controlled by Starr Investments, is the sole owner of SPH GRD Holdings, LLC); (ii) 3,391,155 shares of our common stock held of record by SIH Capital Partners (Combined), LLC, who is the direct stockholder of the shares, which are beneficially owned by Starr Investments; and (iii) 271,983 shares of our common stock held of record by SPH CAV I, LLC, who is the direct stockholder of the shares, which are beneficially owned by Starr Investments. Mr. Geoffrey G. Clark is the Senior Managing Director of Starr Investments and may be deemed to have voting power and dispositive power with respect to shares of our common stock that are beneficially owned by Starr Investments, but Mr. Clark disclaims beneficial ownership of such shares. The address for Starr Investments and its affiliates is 399 Park Ave, 17th Floor, New York, NY 10022.

(4)
Each of GRD Holding LP, GRD Holding-A LP and GRD Holding AEA LLC is a party to a Second Amended and Restated Stockholders' Agreement, dated as of July 22, 2016 (the "Stockholders Agreement"), among the Company, SPH GRD Holdings, LLC and Starr Investment Fund II, LLC (collectively, "Starr"). AEA, Starr and SPH CAV I, LLC have also agreed to coordinate certain private sales. AEA may be deemed to have or share voting or investment power over the 630,859 shares held of record by SPH GRD Holdings, LLC, the 3,391,155 shares held of record by SIH Capital Partners (Combined), LLC and the 271,983 shares held by SPH CAV I, LLC; however, AEA disclaims beneficial ownership of such shares. Starr and SPH CAV I, LLC may be deemed to have or share voting power over the 10,536,504 shares held of record by AEA; however, Starr and SPH CAV I, LLC each disclaim beneficial ownership of such shares.

(5)
Based on a Schedule 13G filed with the SEC on March 5, 2020 by Senvest Management, LLC and Richard Mashaal. The reported securities are held in the account of Senvest Master Fund, LP (the "Senvest Master Fund"). Senvest Management, LLC may be deemed to beneficially own the securities held by the Senvest Master Fund by virtue of Senvest Management, LLC's position as its investment manager. Mr. Mashaal may be deemed to beneficially own the securities held by the Senvest Master Fund by virtue of Mr. Mashaal's status as the managing member of Senvest Management, LLC. Such holders report shared voting and investment power with respect to all shares of common stock covered by such Schedule 13G. The address for Senvest Management, LLC and Mr. Mashaal is 540 Madison Avenue, 32nd Floor, New York, NY 10022.

(6)
Based on a Schedule 13G filed with the SEC on February 11, 2020. This report includes holdings of various subsidiaries of the holding company. Vanguard Group reported sole voting power over 49,002 shares, shared voting power over 3,035 shares, sole dispositive power over 3,452,868 shares, and shared dispositive power over 45,421 shares. The address for the Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(7)
Based on a Schedule 13G filed with the SEC on February 7, 2020. This report includes holdings of various subsidiaries of the holding company. The address for BlackRock Inc. is 55 East 52nd Street, New York, NY 10055.

(8)
Includes 2,522,418 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after May 21, 2020. Also includes 69,060 shares of common stock held indirectly through the revocable Bird Family Trust. Mr. Bird and his wife serve as the trustees and are the beneficiaries of the revocable Bird Family Trust.

(9)
Includes 33,285 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after May 21, 2020.

(10)
Includes 559,585 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after May 21, 2020. Also includes 8,653 shares of common stock held indirectly through the revocable Corsa Family Trust of 2006. Mr. Corsa and his wife serve as the trustees and are the beneficiaries of the revocable Corsa Family Trust of 2006.

(11)
Includes 160,447 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after May 21, 2020.

AT HOME GROUP INC. 2020 PROXY STATEMENT	66

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(12)
Includes 43,278 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after May 21, 2020.

(13)
Includes 56,517 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after May 21, 2020.

(14)
Includes 3,488 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after May 21, 2020.

(15)
Does not include shares beneficially owned by AEA described in footnote 1 above. Mr. Eltrich is a partner of AEA. Mr. Eltrich serves on the Board as a representative of AEA, but disclaims beneficial ownership of the shares of common stock held of record by GRD Holding LP, GRD Holding-A LP and GRD Holding AEA LLC. The address for Mr. Eltrich is c/o AEA Investors LP, 666 Fifth Avenue, 36th Floor, New York, NY 10103.

(16)
Includes 56,517 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after May 21, 2020. Also includes 72,883 shares of common stock held indirectly through the Francis Revocable Trust. Mr. Francis and his wife serve as the trustees and are the beneficiaries of the Francis Revocable Trust.

(17)
Includes 56,517 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after May 21, 2020. Also includes 10,451 shares of common stock held indirectly through the Questrom Family Revocable Trust. Mr. Questrom and his wife serve as the trustees and are the beneficiaries of the Questrom Family Revocable Trust.

(18)
Includes 56,517 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after May 21, 2020. Also includes 40,116 shares of common stock held indirectly through the Larry D Stone Revocable Trust dtd 12/06/1996. Mr. Stone and his wife serve as the trustees and Mr. Stone is the beneficiary of the Larry D Stone Revocable Trust dtd 12/06/1996.

(19)
Includes 3,891,376 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after May 21, 2020.

AT HOME GROUP INC. 2020 PROXY STATEMENT	67

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

RELATED PARTY TRANSACTION POLICY

The Board has adopted a written Related Party Transaction Policy, providing that the Audit Committee will review and approve or ratify transactions in excess of $120,000 of value in which we participate and in which any of the following persons has or will have a direct or indirect material interest: (i) who is or was at any time since the beginning of our last fiscal year, a director, director nominee, or executive officer; (ii) who is the beneficial holder of more than 5% of any class of our voting securities; (iii) any of their immediate family members; or (iv) any entity owned or controlled by any of the foregoing persons. The Audit Committee will approve only those related party transactions that the Audit Committee believes are on their terms, taken as a whole, no less favorable to us than could be obtained in an arm's-length transaction with an unrelated third party and that the Audit Committee determines are not inconsistent with the best interests of the Company. In particular, the Audit Committee will consider the benefits to the Company, the potential impact on a director's independence, the availability of other sources for comparable products or services, the terms of the transaction, and the terms available to unrelated third parties or to employees generally. All of the transactions described below were either entered into prior to the adoption of this policy or approved in accordance with this policy.

RELATED PARTY TRANSACTIONS

The following is a description of related party transactions in existence since the beginning of fiscal 2020. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or amounts that would be paid or received, as applicable, in arm's-length transactions with parties unrelated to us and were otherwise in the best interests of the Company.

Stockholders' Agreement

In connection with our IPO, the Company, AEA and Starr (collectively, our "Sponsors") entered into the Stockholders' Agreement dated as of July 22, 2016 (the "Stockholders' Agreement"). The Stockholders' Agreement contains, among other things, certain restrictions on the ability of such Sponsors to freely transfer shares of our stock. In addition, for so long as certain affiliates of AEA, on the one hand, and certain affiliates of Starr Investments, on the other hand, respectively in the aggregate each own at least 10% of our outstanding common stock on a fully-diluted basis, each such Sponsor will be entitled to nominate at least one individual for election to the Board, and the Board and Nominating and Corporate Governance Committee will nominate and recommend to our stockholders that such individual be elected to the Board, and each party to the Stockholders' Agreement may be required to vote all of its shares to elect such individual to the Board. Based on current holdings, AEA can nominate one individual for election, which has been satisfied with its nomination of and the election of Mr. Eltrich. Affiliates of Starr Investments no longer hold 10% of our outstanding common stock and, accordingly, no longer are entitled to nominate any individuals for election to the Board.

Registration Rights Agreement

The parties to the Stockholders' Agreement also have entered into a registration rights agreement, dated as of July 22, 2016. Pursuant to the registration rights agreement, our Sponsors required us to file a registration statement on Form S-3 in 2017, whereby we registered all shares of common stock held by our Sponsors as of such date for resale from time to time in one or more offerings or resales. Pursuant to the registration rights agreement, our Sponsors have the right, subject to certain conditions, to require us to facilitate offerings of their shares, which would result in such shares becoming freely tradable without restriction under the Securities Act of 1933, as amended (the "Securities Act"), unless purchased by our affiliates (as defined in Rule 144 under the Securities Act). The registration rights agreement contains the same provision regarding the appointment of directors that is included in the Stockholders' Agreement.

AT HOME GROUP INC. 2020 PROXY STATEMENT	68

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition, if at any time we register any shares of our common stock (other than pursuant to registrations on Form S-4 or Form S-8), the Sponsors have registration rights and are entitled to prior notice of the registration and to include all or a portion of their common stock in the registration statement. In the event that any registration in which the holders of registrable shares participate pursuant to the registration rights agreement is an underwritten public offering, the number of registrable shares to be included may be limited in specified circumstances.

We will pay all registration and offering expenses, and the reasonable fees and expenses of a single special counsel for each of the parties making a demand and a single special counsel for all other selling stockholders, related to any demand or piggyback registration. The registration rights agreement contains customary cross-indemnification provisions, pursuant to which we are obligated to indemnify any selling stockholders in the event of material misstatements or omissions in the registration statement attributable to us, and they are obligated to indemnify us for material misstatements or omissions in the registration statement attributable to them. A particular stockholder's shares will no longer be considered registrable shares, to which demand and piggyback registration rights apply, when such shares have been disposed of under an effective registration statement or sold under Rule 144 of the Securities Act.

Other Relationships and Transactions

Merry Mabbett Inc. ("MMI") is owned by Merry Mabbett Dean, who is the mother of Mr. Bird, our Chairman and Chief Executive Officer. During fiscal 2020, through MMI, we purchased certain fixtures, furniture, and equipment that is now owned and used by us in our home office, new store offices, or in the product vignettes in the stores. In addition, Ms. Dean, through MMI, provided certain design services to us, including design for our home office, as well as design in our stores. We paid MMI approximately $0.3 million for fiscal 2020, primarily for fixtures, furniture and equipment. During the fourth quarter of fiscal 2020, we made the decision to no longer utilize the services of or purchase fixtures, furniture and equipment from MMI.

AT HOME GROUP INC. 2020 PROXY STATEMENT	69

PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Ernst & Young as our independent registered public accounting firm for the fiscal year ending January 30, 2021. Ernst & Young has served as our independent registered accounting firm since 2013. The services provided to us by Ernst & Young in fiscal 2020 and 2019 are described below under the heading "Audit Committee Matters—Ernst & Young's Fees and Services." We expect that representatives of Ernst & Young will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

The Audit Committee is responsible for selecting the Company's independent registered public accounting firm for the fiscal year ending January 30, 2021. Accordingly, stockholder approval is not required to appoint Ernst & Young as our independent registered public accounting firm. However, the Audit Committee will take the outcome of the vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interest of the Company's stockholders, even if the stockholders approve this proposal.

The Board unanimously recommends that the stockholders vote "FOR" Proposal 3 to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of At Home Group Inc. for the fiscal year ending January 30, 2021.

AT HOME GROUP INC. 2020 PROXY STATEMENT	70

AUDIT COMMITTEE MATTERS

The Audit Committee acts under a written charter available on investor.athome.com. Each member of the Audit Committee is independent under the Company's Corporate Governance Guidelines and as independence for audit committee members is defined by the rules adopted by the SEC and the NYSE.

The Audit Committee oversees, among other things, the Company's financial reporting and internal control processes on behalf of the Board. Management has the primary responsibility for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and compliance with applicable laws and regulations. Ernst & Young, the Company's independent registered public accounting firm, is responsible for performing an independent audit of the Company's consolidated financial statements and the effectiveness of the Company's internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (U.S.) ("PCAOB") and for expressing its opinions thereon.

The responsibilities of the Audit Committee include engaging an accounting firm to be the Company's independent registered public accounting firm, establishing the terms of retention, including compensation, and overseeing its work. Additionally, the Audit Committee reviews and evaluates, and discusses and consults with management, internal audit and the independent registered public accounting firm on matters which include the following:

  •
  The scope of work and plan for, and the independent registered public accounting firm's report on, each audit of the Company's financial statements.

  •
  The appropriateness of the services and fees of the Company's independent registered public accounting firm.

  •
  The continued independence of the Company's independent registered public accounting firm and the monitoring of any engagement of the independent registered public accounting firm to provide non-audit services.

  •
  The Company's quarterly and annual financial statements contained in reports filed with the SEC or sent to stockholders, as well as earnings releases, financial guidance and the presentation of non-GAAP measures, as appropriate.

  •
  The Company's critical accounting policies and procedures and significant judgments and estimates, and changes in the Company's accounting practices, principles, controls or methodologies, or in its financial statements.

  •
  The integrity and adequacy of the Company's auditing, accounting and financial reporting processes and systems of internal control over financial reporting.

  •
  The adequacy of the Company's ethics and compliance programs.

  •
  The work plan for, and the performance of, the Company's internal audit function.

  •
  Legal, regulatory and compliance matters that may impact the quality or integrity of the Company's financial statements or internal control over financial reporting.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy requiring that substantially all audit, audit-related, and non-audit services provided by the independent registered public accounting firm be pre-approved by the Audit Committee and identifying certain prohibited non-audit services. Pre-approval is not necessary for certain minor non-audit services that: (i) do not constitute more than 5% of the total amount of revenues paid by the Company to Ernst & Young during the fiscal year the non-audit services were provided; (ii) were not recognized by the Company to be non-audit services at the time of the engagement for such services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved, prior to the completion of the audit, by the Audit Committee or by one or more members of the Audit Committee whom authority to grant such approvals has been delegated by the Audit

AT HOME GROUP INC. 2020 PROXY STATEMENT	71

AUDIT COMMITTEE MATTERS

Committee. The Audit Committee may delegate authority to one or more independent members of the Audit Committee to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals are reported to the full Audit Committee at its next scheduled meeting. During fiscal 2020, all of the non-audit services provided to us by Ernst & Young were pre-approved by the Audit Committee.

The Audit Committee's pre-approval policy is in the Audit Committee Charter, which is available on our website at investor.athome.com.

ERNST & YOUNG'S FEES AND SERVICES

The following is a description of the professional services performed and the fees billed by Ernst & Young for fiscal 2020 and 2019. All of such services were approved in conformity with the pre-approval policies and procedures described above. The Audit Committee has considered whether the services provided by Ernst & Young were compatible with maintaining Ernst & Young's independence and, based on its reviews and discussions with management and Ernst & Young noted above, has determined that the nature and substance of the services did not impair the status of Ernst & Young as the Company's independent registered public accounting firm.

	Fiscal Year Ended

Type of Fees	January 25, 2020 ($)	January 26, 2019 ($)
Audit Fees(1)	1,286,620	1,513,599

Audit-Related Fees(2)	—	—

Tax Fees(3)	22,285	—

All Other Fees(4)	2,200	2,200

Total	1,311,105	1,515,799

(1)
Audit fees consist of fees for professional services rendered for the audits of our financial statements, review of interim financial statements, assistance with registration statements and prospectus supplements filed with the SEC in fiscal 2019, and services that are normally provided by Ernst & Young.

(2)
Audit-related fees relate to assurance and related services by Ernst & Young that are reasonably related to the performance of the audit or review of the Company's financial statements.

(3)
Tax fees are fees for a variety of permissible services relating to tax consulting, compliance, planning, and advisory services.

(4)
All other fees relate to professional services not included in the categories above, including fees related to a subscription to an accounting research tool.

AT HOME GROUP INC. 2020 PROXY STATEMENT	72

REPORT OF THE AUDIT COMMITTEE

On behalf of the Board, the Audit Committee oversees the qualifications, scope of work, performance and independence of Ernst & Young, the Company's independent registered public accounting firm, the operation of a system of internal controls designed to ensure the integrity of the Company's financial statements and reports and compliance with laws, regulations and corporate policies.

In fiscal 2020, the Audit Committee held 7 meetings. Meeting agendas are established by the Chair of the Audit Committee, together with members of management. In fiscal 2020, among other things, the Audit Committee:

  •
  Reviewed and discussed with management and Ernst & Young the unaudited quarterly financial statements included in each Quarterly Report on Form 10-Q filed with the SEC.

  •
  Periodically reviewed and discussed with management and Ernst & Young the Company's earnings press releases, earnings guidance and the use of non-GAAP information.

  •
  Received updates on management's process to assess the adequacy of the Company's system of internal control over financial reporting, the framework used to make the assessment and management's conclusions on the effectiveness thereof.

  •
  Discussed with Ernst & Young, the Company's internal control assessment process, management's assessment with respect thereto and Ernst & Young's evaluation of the Company's system of internal control over financial reporting.

  •
  Pre-approved, in accordance with its charter, audit services and permissible non-audit services to be provided to the Company by Ernst & Young.

  •
  Reviewed the Company's internal scope of work and audit plan and the performance of the internal audit function.

  •
  Reviewed with management and Ernst & Young significant risks and exposures identified by management and the overall adequacy and effectiveness of the Company's legal, regulatory and ethical compliance programs.

Furthermore, as part of its oversight of the Company's annual report on Form 10-K for fiscal 2020, the Audit Committee reviewed and discussed, with management and Ernst & Young, the Company's audited consolidated financial statements and related footnotes for the fiscal year ended January 25, 2020 and Ernst & Young's report on those financial statements. The Audit Committee has discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. These required communications included Ernst & Young's perspective on the quality (not merely the acceptability) of the Company's accounting principles, the reasonableness of significant estimates and judgments made by management, and the disclosures in the audited consolidated financial statements, including the disclosures relating to critical accounting policies. The Audit Committee also received the written disclosures and letter from Ernst & Young required by the applicable requirements of the PCAOB regarding Ernst & Young's communications with the Audit Committee concerning independence. The Audit Committee has discussed with Ernst & Young its independence with respect to the Company and has considered whether Ernst & Young's provision of non-audit services is compatible with its independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the annual report on Form 10-K for the fiscal year ended January 25, 2020 to be filed with the SEC. The Audit Committee also appointed Ernst & Young to serve as the Company's independent registered public accounting firm for the fiscal year ending January 30, 2021.

This report has been furnished by the members of the Audit Committee of the Board:

AUDIT COMMITTEE
Wendy A. Beck, Chair Steve K. Barbarick Joanne C. Crevoiserat

AT HOME GROUP INC. 2020 PROXY STATEMENT	73

ADDITIONAL INFORMATION

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving these materials?

You are receiving these materials because at the close of business on the Record Date, you owned shares of the Company's common stock. All stockholders of record on the Record Date, and beneficial owners on the Record Date holding a valid proxy for the Annual Meeting from their broker, bank, or other nominee giving them the right to vote the shares, are entitled to attend and vote at the Annual Meeting.

Each share of our common stock is entitled to vote at the Annual Meeting. As of the Record Date, we had 64,185,751 shares of common stock outstanding. With respect to each matter submitted for vote at the Annual Meeting, each share of common stock is entitled to one vote.

What votes need to be present to hold the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of stockholders holding a majority of the shares entitled to vote outstanding on the Record Date will constitute a quorum for all purposes. Proxies marked with abstentions or instructions to withhold votes, as well as broker non-votes (defined below), will be counted as present in determining whether or not there is a quorum. By a vote of the shares present, even if less than a quorum, the meeting may be adjourned to another place and time for a period not exceeding 30 days in any one case.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the "stockholder of record" with respect to those shares and the applicable proxy materials are being sent directly to you.

If your shares are held with a broker, bank or other nominee, you are considered the "beneficial owner" with respect to those shares. The proxy materials will be forwarded to you by your broker, bank, or other holder of record who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares. Your broker, bank or nominee has enclosed voting instructions for you to use in directing the broker, bank or nominee on how to vote your shares. Since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a proxy from your broker, bank or nominee and bring such proxy to the Annual Meeting.

AT HOME GROUP INC. 2020 PROXY STATEMENT	74

ADDITIONAL INFORMATION

How do I vote if I am a stockholder of record?

As a stockholder of record, you may vote your shares in any one of the following ways:

THROUGH THE INTERNET	BY TELEPHONE	BY MAIL

You may vote through the Internet as instructed on your proxy card or e-mail notification. In order to vote through the Internet, you must enter the control number that was provided on such proxy card, or e-mail notification. If you do not have any of these materials and are a stockholder of record, you may contact us by telephone at 972-265-6137 to request a proxy card (which will include your control number) to be mailed to your address on record or an e-mail with your control number to be sent to your e-mail address on record.	You may vote via the telephone as instructed on your proxy card or e-mail notification.	If you received your Annual Meeting materials by paper delivery, you may vote by completing, signing, and returning the enclosed proxy card.

Whether or not you plan to attend the Annual Meeting, we urge you to vote. Voting on the Internet or by telephone, or returning the proxy card, will not affect your right to attend the Annual Meeting and vote in person.

How do I vote if I am a beneficial owner?

As a beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote your shares by following the instructions that your broker, bank, or other nominee sent to you. You will receive voting instructions for each account that you have with a broker, bank, or other nominee. Please instruct your broker, bank, or other nominee how to vote your shares using the voting instruction form you received from them. Please return your completed voting instruction form to your broker, bank or other nominee and contact the person responsible for your account so that your vote can be counted. If your broker, bank, or other nominee permits you to provide voting instructions via the Internet or by telephone, you may vote that way as well. As a beneficial owner, if you wish to change the directions that you have provided to your broker, bank, or other nominee, you should follow the instructions that your broker, bank, or other nominee sent to you.

If you do not direct your broker, bank, or other nominee how to vote your shares, the broker, bank, or other nominee will determine if it has the discretionary authority to vote on each applicable matter. Under applicable law, if you are a beneficial owner, your broker, bank, or other nominee only has discretion to vote on certain "routine" matters without your voting instructions. The proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm is considered a routine matter. For all other matters at the Annual Meeting, your broker, bank, or other nominee will be unable to vote on your behalf if you do not instruct them how to vote your shares and, if you do not provide voting instructions, your shares will be considered "broker non-votes." Therefore, it is very important for you to vote your shares for each proposal.

AT HOME GROUP INC. 2020 PROXY STATEMENT	75

ADDITIONAL INFORMATION

What does it mean if I receive more than one proxy card or voting instruction form?

If you receive more than one proxy card or voting instruction form, it means that you have multiple accounts with banks, brokers, other nominees and/or our transfer agent. Please take action with respect to each proxy card, and voting instruction form that you receive.

How can I access the Company's proxy materials?

You may access this Proxy Statement and our Annual Report on-line at investor.athome.com or at www.proxyvote.com. If you would like to receive additional paper copies without charge, we will send copies to you if you contact us at

1600 East Plano Parkway Plano, Texas 75074 Attention: General Counsel and Corporate Secretary	By telephone at 972-265-6137

You can elect to receive future proxy materials by e-mail at no charge by voting using the Internet and, when prompted, indicating you agree to receive or access stockholder communications electronically in future years.

How can I attend the Annual Meeting?

Even if you plan to be present at the meeting, we encourage you to vote your shares prior to the Annual Meeting.

You are entitled to attend the Annual Meeting only if you were a stockholder of record as of the Record Date or you hold a valid proxy for the Annual Meeting from your broker, bank, or other nominee giving you the right to vote the shares as described above. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares as a beneficial owner, in addition to a valid proxy and photo identification, you should provide a recent brokerage statement or a letter from your broker, bank or other nominee showing your holdings of the Company's common stock as proof of ownership. You may contact us by telephone at 972-265-6137 to obtain directions to vote in person at the Annual Meeting.

We intend to hold the Annual Meeting in person. To protect the health and safety of all attendees, we request that anyone who has been exposed to, is at risk for exposure to or is exhibiting symptoms commonly associated with COVID-19, not attempt to attend. We reserve the right to refuse entry of any person to the premises or meeting area should that person exhibit symptoms commonly associated with COVID-19. While we would expect to take precautionary measures at the Annual Meeting to protect the health and safety of attendees, we may not be able to provide attendees with personal protective equipment (PPE), such as face masks or gloves. We encourage you to bring your own and remove them from the premises when you leave. Stockholders who attend or attempt to attend the Annual Meeting will be deemed to have accepted and assumed all risks associated with attending an event during the COVID-19 pandemic. The Company shall not be held liable for harm to any attendee, including a stockholder, due to any of the foregoing.

We are actively monitoring developments related to COVID-19, and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, we may announce alternative arrangements for the meeting, which may include holding the meeting virtually solely by means of remote communication. If we determine to hold the Annual Meeting in this manner, we will announce the decision in advance, and will provide details on how to participate at investor.athome.com. We encourage you to check our website prior to the Annual Meeting if you are planning to attend in person.

AT HOME GROUP INC. 2020 PROXY STATEMENT	76

ADDITIONAL INFORMATION

What can I do if I change my mind after I vote?

If you are a stockholder of record, you may change your voting instructions and revoke your proxy before it is exercised by doing any one of the following:

  •
  Timely written notice of revocation to our General Counsel and Corporate Secretary at 1600 East Plano Parkway, Plano, Texas 75074.

  •
  A timely later-dated vote by telephone or on the Internet or timely delivery of a valid, later-dated proxy.

  •
  Attending the Annual Meeting and voting in person by ballot.

Only the latest validly executed proxy that you submit will be counted. Your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you vote in person.

If you are a beneficial owner of shares but not the stockholder of record, you may submit new voting instructions by contacting your broker, bank, or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the question "How do I vote if I am a beneficial owner?" above. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What matters am I voting on, how may I vote on each matter, and how does the Board recommend that I vote on each matter?

The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal.

Proposal		How may I vote?	How does the Board recommend that I vote?
1	Election of Class I Directors

•

FOR the election of all Class I director nominees named herein

•

WITHHOLD authority to vote for all such Class I director nominees or

•

FOR the election of all such Class I director nominees other than any nominees with respect to whom the authority to vote is specifically withheld by indicating in the space provided on the proxy

The Board recommends that you vote FOR all Class I director nominees.

2	Advisory Vote on Named Executive Officer Compensation	• FOR or AGAINST the advisory approval of the compensation of our named executive officers or • you may indicate that you wish to ABSTAIN from voting on the matter	The Board recommends that you vote FOR the advisory approval of the compensation of our named executive officers.

3	Ratification of Appointment of the Independent Registered Public Accounting Firm

•

FOR or AGAINST the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for our fiscal year ending January 30, 2021 or

•

you may indicate that you wish to ABSTAIN from voting on the matter

The Board recommends that you vote FOR the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for our fiscal year ending January 30, 2021.

AT HOME GROUP INC. 2020 PROXY STATEMENT	77

ADDITIONAL INFORMATION

What is the voting requirement to approve each of the proposals?

Vote Impact

Proposal		Required Vote	For	Withhold/ Against	Abstain	Broker Non-Votes
1	Election of Class I Directors	Plurality of the votes cast that are entitled to vote*	For the director nominee(s)	Against the director nominee(s)	—	Not a vote cast

2	Advisory Vote on Named Executive Officer Compensation	Majority of the voting power present that are entitled to vote	For the proposal	Against the proposal	Against the proposal	Not entitled to vote

3	Ratification of Appointment of the Independent Registered Public Accounting Firm	Majority of the voting power present that are entitled to vote	For the proposal	Against the proposal	Against the proposal	—

*
Notwithstanding that directors will be elected by a plurality of votes cast at the Annual Meeting, if any nominee for director receives a greater number of votes "withheld" than "for" his or her election, our majority voting policy requires such director to promptly tender his or her resignation. The Board, upon recommendation of the Nominating and Corporate Governance Committee, will determine whether to accept such resignation offer.

Although the advisory votes in Proposals 2 and 3 are not binding, the Board and its respective committees will take your vote into consideration in determining future activities.

Who will count the votes and where can I find the voting results?

The Inspector of Elections appointed at the Annual Meeting will tabulate the voting results. We intend to disclose the final voting results in a current report on Form 8-K within four business days of the Annual Meeting. To the extent final voting results are not then available, we will report preliminary voting results in a current report on Form 8-K within four business days of the Annual Meeting and report the final voting results in a current report on Form 8-K as soon as they are available.

Who will pay the costs of soliciting these proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokers, and other nominees holding shares of voting stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of voting stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone, or personal solicitation by our directors, officers, or other employees.

We have retained the services of D.F. King & Co., Inc. to assist us in the solicitation of proxies for a fee of $15,000 plus out of pocket expenses. No additional compensation will be paid to our directors, officers, or other employees for such services.

Are you "householding" for stockholders sharing the same address?

The SEC's rules permit us to deliver a single copy of the Proxy Statement and Annual Report, to an address that two or more stockholders share. This method of delivery is referred to as "householding" and can significantly reduce our printing and mailing costs and the volume of mail you receive.

AT HOME GROUP INC. 2020 PROXY STATEMENT	78

ADDITIONAL INFORMATION

We will promptly send a separate set of this Proxy Statement and our Annual Report to you if you contact us at:

1600 East Plano Parkway Plano, Texas 75074 Attention: General Counsel and Corporate Secretary	972-265-6137

If you and other residents at your address receive multiple copies of this Proxy Statement and our Annual Report, and desire to receive only a single copy of these materials in the future or received a single copy of this Proxy Statement and our Annual Report, and desire to receive a separate copy in the future, you may contact your broker, bank, or other nominee or contact us at the above address or telephone number.

Whom should I call if I have any questions?

If you have any questions about the Annual Meeting, please contact us by telephone at 972-265-6137. If you have any questions about your ownership of Company voting stock, please contact our transfer agent at:

American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219	Telephone: (800) 937-5449	Website Address: https://www.astfinancial.com/

AT HOME GROUP INC. 2020 PROXY STATEMENT	79

ADDITIONAL INFORMATION

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following sets forth the aggregate information regarding our equity compensation plans in effect as of January 25, 2020:

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants, and Rights (#) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights ($) (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#) (c)
Equity compensation plans approved by security holders:

• 2012 Option Plan	2,642,830	10.50	11,278

• 2016 Equity Plan

– Stock options	3,182,686	18.37	—

– Restricted stock units(2)	748,512	N/A	—

2016 Equity Plan Total	3,931,198	N/A	4,906,331	(1)

Equity compensation plans not approved by security holders	—	—	—

Total	6,574,028	14.80	4,917,609	(1)

(1)
The amount set forth in the table excludes 99,148 shares of common stock of the Company issuable upon stock options that were forfeited in fiscal 2020 that are not available for reissuance under the 2016 Equity Plan.

(2)
No exercise price is provided for the RSUs and PSUs because they are converted into common stock on a one-for-one basis at no additional cost. For purposes of this table, PSUs are assumed to be issuable at the maximum award amount.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors and each person who owns more than 10% of our outstanding common stock to file reports of their stock ownership and changes in their ownership of our common stock with the SEC and the NYSE. Based solely on our review of such filed reports and representations from our directors and executive officers that no other reports were required, to our knowledge all of our executive officers and directors, and other persons who owned more than 10% of our outstanding common stock, fully complied with the reporting requirements of Section 16(a) during fiscal 2020, except that each of Ms. Broussard, Mr. Corsa, Mr. McLeod, and Ms. Sheetz filed a late Form 4 to report one transaction each in which shares were withheld to satisfy tax obligations upon the vesting of RSUs, and Mr. Sosin, a holder of greater than 10% of our outstanding common stock through entities affiliated with CAS Investment Partners, LLC, filed three late Form 4s to report ten purchase transactions.

PRESENTATION OF STOCKHOLDER PROPOSALS AND NOMINATIONS AT 2021 ANNUAL MEETING

Stockholders who wish to nominate persons for election to the Board or propose other matters to be considered at our 2021 annual meeting of stockholders must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our Second Amended and Restated Bylaws, no earlier than February 26, 2021 and no later than March 28, 2021. Stockholders are advised to review our Second Amended and

AT HOME GROUP INC. 2020 PROXY STATEMENT	80

ADDITIONAL INFORMATION

Restated Bylaws, which contain the requirements for advance notice of director nominations and stockholder proposals. Notice of director nominations and stockholder proposals must be mailed to: At Home Group Inc., Attention: General Counsel and Corporate Secretary, 1600 East Plano Parkway, Plano, Texas 75074.

The requirements for advance notice of stockholder proposals under our Second Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our Second Amended and Restated Bylaws and other applicable requirements.

January 29, 2021 is the deadline for stockholders to submit proposals to be included in our proxy statement for our 2021 annual meeting of stockholders under Rule 14a-8 under the Exchange Act. However, if the date of the 2021 annual meeting of stockholders is changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2021 annual meeting of stockholders. Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our General Counsel and Corporate Secretary at 1600 East Plano Parkway, Plano, Texas 75074. Submitting a stockholder proposal does not guarantee that we will include it in the Company's proxy statement. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

ACCESS TO REPORTS AND OTHER INFORMATION

We file or furnish our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements, and other documents electronically with the SEC under the Exchange Act. You may obtain such reports from the SEC's website at www.sec.gov.

Our website is www.athome.com. Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements, and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our Corporate Governance Guidelines, Code of Business Principles, and Board committee charters are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our General Counsel and Corporate Secretary at 1600 East Plano Parkway, Plano, Texas 75074.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can generally identify forward-looking statements by our use of forward-looking terminology such as "anticipate", "are confident", "assumed", "believe", "continue", "could", "estimate", "expect", "intend", "look forward", "may", "might", "on track", "outlook", "plan", "potential", "predict", "reaffirm", "seek", "should", or "vision", or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the impacts of COVID-19, our executive compensation program for fiscal 2021, and revisions to and the execution of At Home's strategy contained in this document are forward-looking statements.

We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors, including those factors described in "Item 1A. Risk Factors" of our Annual Report and other reports that we file with the SEC, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements contained in this Proxy Statement are not guarantees of future performance and actual results may differ materially from these forward-looking statements.

AT HOME GROUP INC. 2020 PROXY STATEMENT	81

ADDITIONAL INFORMATION

Any forward-looking statement that we make in this Proxy Statement speaks only as of the date hereof or of the date specified in such statement. Except as required by law, we do not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this document.

LIST OF COMPANY STOCKHOLDERS

A list of our stockholders as of the Record Date will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting.

AVAILABILITY OF FISCAL 2020 ANNUAL REPORT TO STOCKHOLDERS

The Annual Report, including financial statements for the year ended January 25, 2020 audited by Ernst & Young is being furnished with this Proxy Statement through the Internet, via e-mail or by paper delivery. See "Questions and Answers about the Proxy Materials and the Annual Meeting—How can I access the Company's proxy materials?" for further information.

We urge you to vote promptly to ensure that your shares are represented at the Annual Meeting.

By Order of the Board of Directors,

Mary Jane Broussard, General Counsel and Corporate Secretary Interim Chief Human Resources Officer

Plano, Texas
May 22, 2020

AT HOME GROUP INC. 2020 PROXY STATEMENT	82

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 25, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. AT HOME GROUP INC. 1600 EAST PLANO PARKWAY PLANO, TX 75074 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 25, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D16527-P34414 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AT HOME GROUP INC. For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Class I Directors. Nominees: 01) Lewis L. Bird III 02) Elisabeth B. Charles 03) Joanne C. Crevoiserat For Against Abstain The Board of Directors recommends you vote FOR proposals 2 and 3. ! ! ! ! ! ! 2. Advisory approval of the named executive officer compensation. 3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 30, 2021. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

AT HOME GROUP INC. 2020 Annual Meeting of Stockholders* June 26, 2020 at 10:00 AM CDT Corporate Headquarters 1600 East Plano Parkway Plano, Texas 75074 *We are actively monitoring developments related to the novel coronavirus (COVID-19). We may announce alternative arrangements for the Annual Meeting, which may include holding the meeting virtually solely by means of remote communication. If we determine to hold the Annual Meeting in this manner, we will announce the decision in advance, and will provide details on how to participate at investor.athome.com. We encourage you to check our website prior to the Annual Meeting if you are planning to attend in person. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com D16528-P34414 AT HOME GROUP INC. Annual Meeting of Stockholders June 26, 2020 10:00 AM CDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Mary Jane Broussard, General Counsel and Corporate Secretary, and Jeffrey R. Knudson, Chief Financial Officer, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AT HOME GROUP INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM CDT on June 26, 2020, at 1600 East Plano Parkway, Plano, Texas 75074, and any adjournment or postponement thereof and to vote in their judgement upon all other matters that may properly come before such meeting. The undersigned revokes any proxy previously given to vote at such meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, which are set forth on the reverse side hereof. Continued and to be signed on reverse side